As filed with the Securities and Exchange Commission on April 27, 2017.

Registration Statement File No. 333-50410

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 27

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 161

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2017 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life II (VUL II)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2017

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Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds Insurance Series® Asset Allocation Fund (Class 2)

American Funds Insurance Series® Growth-Income Fund (Class 2)

Deutsche Investments VIT Funds

Deutsche Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value VIP Fund (Class 2)

Templeton Foreign VIP Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs Strategic Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Global Research Portfolio (Institutional)

MFS® Variable Insurance Trust

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Managed Volatility Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

MML U.S. Government Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Total Return Bond Fund/VA (Non-Service) 1

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio 2

1	Formerly known as Oppenheimer Core Bond Fund/VA.
2	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004, or later.

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Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  LevelOption: The current face amount.

2.  Returnof Account Value Option: The current face amount plus the account value of the policy.

3.  Returnof Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid policy termination.

Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

• change the owner or beneficiary;

• change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

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Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by Massachusetts Mutual Life Insurance Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Policy Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

• Withdrawals are not available in the first policy year or once the insured has reached attained age 100. (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.)

• A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

• The maximum withdrawal is 75% of the net surrender value.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

• Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. It will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1⁄2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge [1,2]	When you pay premium.	Maximum: All Coverage Years 7.5% of each premium payment up to and including the premium expense factor; 5% of any premium payment in excess of the premium expense factor.	Current: All Coverage Years 5% of each premium payment up to and including the premium expense factor; 3% of any premium payment in excess of the premium expense factor.
Surrender Charges [2,3,4,5] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Maximum: First Coverage Year Range of Rates per $1000 of Face Amount • $3.44 – $46.29	Current: First Coverage Year Range of Rates per $1000 of Face Amount • $3.44 – $46.29
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: The Lesser of: $25 per withdrawal or 2% of the amount withdrawn

1	The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Charges” section.

Per $1,000 of Face Amount, Non-Tobacco Risk Classification
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99

2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section under the “Charges and Deductions” section for more information.

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5	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07

6	The rates shown for the “representative insured” are first year rates only.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Amount Deducted
Insurance Charge [1,2,3]	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Insurance Risk • $83.33		Current Range of Rates per $1000 of Insurance Risk • $0.01 – $34.88
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [1,2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.14 per $1000 of Insurance Risk		• $0.07 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Maximum Rate: • $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount		Current Range of Rates • $0.00 – $83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount
Administrative Charge [2,3]	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years $12 per policy		Current: All Policy Years $9 per policy
Mortality & Expense Risk Charge	Daily.	Annual percentage of the policy’s average daily net assets in the Separate Account		Annual percentage of the policy’s average daily net assets in the Separate Account
		Policy Year 1-15 16+	Rate 0.90% 0.40%	Policy Year 1-15 16+	Rate 0.75% 0.25%
Face Amount Charge [5]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of Face Amount		Current Range of Rates per $1000 of Face Amount
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00	Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [4,5]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount

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Charge	When Charge is Deducted	Amount Deducted
Loan Interest Rate Expense Charge [6]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years 2.0% of loaned amount	Policy Year 1-15 16+ of loaned amount	Rate 1.00% 0.25%

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	Monthly charges beyond the insured’s attained age 99 are zero.

3	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

4	The rates shown for the “representative insured” are first year rates only.

5	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1,000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.

6	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Rider Charges

This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.

Riders	When Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider [1]	When you elect an accelerated death benefit payment.	Maximum: $250	Current: $100 – $250
Additional Insurance Rider [2] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Rider Insurance Risk • $83.33	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $30.18
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000 [2,4]	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14 per $1000 of Rider Insurance Risk	Current: • $0.05 per $1000 of Rider Insurance Risk
Disability Benefit Rider [5,6]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction • $0.00 – $0.32 Plus Maximum Range of Rates per $1000 of Face Amount • $0.00 – $0.09783	Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.32 Plus Current Range of Rates per $1000 of Face Amount • $0.00 – $0.09783
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [4,5,6]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction Plus • $0.024871 per $1000 of Face Amount
Guaranteed Insurability Rider [6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of Option Amount • $0.03 – $0.11	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [4,6]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount

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Riders	When Charge is Deducted	Amount Deducted
Other Insured Rider [2,3] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Rider Insurance Risk • $83.33	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $30.18 • $0.01 – $34.88
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [2,3,4]	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14 per $1000 of Rider Insurance Risk	Current: • $0.05 per $1000 of Rider Insurance Risk
Substitute of Insured Rider	When you elect to substitute the insured.	Maximum: $75	Current: $75
Waiver of Monthly Charges Rider [5,6]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. [4,5,6]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly on the policy’s monthly charge date.	Maximum Rate: • $83.33 per $1000 of Face Amount	Current Range of Rates: • $0.00 – $ 83.33 per $1000 of Face Amount

1	The fee we deduct may vary by state, but will not exceed $250.

2	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

3	Monthly charges beyond the insured’s attained age 99 are zero.

4	The rates shown for the “representative insured” are first year rates only.

5	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

6	The rates vary by the insured’s gender and age.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2016 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	1.13%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

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Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	25
Administrative Office	1
attained age	5
face amount	13
free look	4, 13
general investment account	24
good order	11
grace period	27
guarantee period	26
guarantee premium	26
in force	4, 12
initial face amount	13
insurance risk	8, 44
issue date	17
modified endowment contract (MEC)	5, 49
monthly charge date	43
net investment experience	25
net premium	17
net surrender value	33
planned premium	14
policy date	17
policy debt	26, 33
policy debt limit	34
policy termination	5, 26
premium expense factor	6
register date	17
safety test	26
Separate Account division	4, 20
valuation date	11
7-pay test	49

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The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MM Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured’s attained age 99. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or website.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

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When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older or age 71 or older if death benefit option 3 was selected. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

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Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy is $50,000. The owner selected, within our limits, the policy’s “face amount.” The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It is on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued in Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to cancel the policy, generally, within ten calendar days after you received it (free look). If you cancelled the policy, we issued you a refund. The state in which the policy was issued determines the free look period and the type of refund that applied. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may have received.

Most states require us to refund the policy’s account value less any withdrawals and any policy debt. Other states require us to refund the premium paid less withdrawals and policy debt. In those states your premium payment is held in the MML U.S. Government Money Market division of the Separate Account during the free look period.

Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your free look period. The only

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exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the free look period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount;
•	the insured’s gender;
•	the insured’s issue age;
•	the insured’s risk classification;
•	policy charges;
•	premium frequency;
•	the death benefit option; and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency;
•	the policy’s initial face amount and death benefit option;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read “Policy Termination and Reinstatement” in the “Policy Value” section.

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Subsequent Premium Payments

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual Financial Group

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

You may also initiate single or recurring premium payments for your in force policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. Eastern Time).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period (see the “Policy Termination and Reinstatement” section for more information). This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least ten business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and provide notice ten days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly payments if:

1.	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from the bank account.

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Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•	If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

•	We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You may also contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test; and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

a.	an amount equal to $100 plus double the annual premium expense factor for the policy;
b.	the amount of premium paid in the preceding policy year; or
c.	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

a.	the maximum premium for the Cash Value Accumulation Test; or
b.	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each.

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How and When Your Premium is Allocated

Net Premium.  Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation.  When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated.  The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums.  We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy prior to the issue date.

If, for any reason, your initial net premium payment was insufficient, your payment was not considered in good order. We would have held the payment in our general investment account. We did not pay you interest on this amount and you had to pay the balance before we considered your initial premium payment in good order.

Initial premium payments that were in good order and held in our general investment account on the issue date were credited with the then current GPA interest rate on that date. Your initial net premium payment, including any amounts held in our general investment account, were allocated among the Separate Account divisions and the GPA according to your net premium allocation instructions on the register date.

If your policy states that upon free look we will refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that was on the latest of:

a.	the day after the issue date of the policy;
b.	the date we or the appropriate lockbox received the balance of your initial premium; or
c.	the date the policy delivery requirements were received, in good order, at our Administrative Office.

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If your policy states that upon free look we will refund either your full premium, or the premium you paid less withdrawals and less policy debt:

1.	The register date is the valuation date that was on the latest of:
a.	the number of days from issue required by each contract state’s free look period plus six days; or
b.	the date we or the appropriate lockbox received the balance of your initial premium; or
c.	the date the policy delivery requirements were received, in good order, at our Administrative Office.
2.	We allocated existing values, held as of the policy’s issue date, to the MML U.S. Government Money Market division on the first valuation date after the issue date. (The existing values at this time would have been any money taken with the application for the policy less any applicable charges.); and
3.	We allocated any net premiums received after the issue date but before the register date to the MML U.S. Government Money Market division.

If, for any reason, your initial net premium payment was in excess of the required minimum initial premium, we allocated the full amount according to your then current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply the payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

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Cash Flow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

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Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL II policies. Currently, the VUL II segment is divided into over 30 Separate Account divisions. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

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Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Total Return Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	American Funds Insurance Series® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

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Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value (continued)
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large Cap Blend
	American Funds Insurance Series® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	Goldman Sachs Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	Franklin Small Cap Value VIP Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Small/Mid Cap Blend
	Deutsche Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A

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Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Growth (continued)
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio [2]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Janus Aspen Global Research Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Templeton Foreign VIP Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC

1	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

2	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.

Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other

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insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

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For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	3%; or
b.	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value; and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.  The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

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For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination.  If there is no policy debt, the policy may terminate without value if:

•	its account value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt.”

Safety Test.  The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only during the guarantee period(s) stated in the policy. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age;
•	the insured’s gender;
•	the insured’s risk classification;
•	the current face amount; and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

For each guarantee period, the safety test is met if:

(A)	premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

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equal or exceed,

(B)	the total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two “guarantee periods”:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period.  Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid policy termination will be the lesser of:

a.	the amount needed to satisfy the safety test; or
b.	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid policy termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid policy termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid policy termination and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy.  If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see the “Policy After You Reinstate” section below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

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The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (reinstatement date). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate.  If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.

Transfers

You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

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We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.

Fund transfers were not allowed during the free look period for policies under which we refund the premium paid for the policy less withdrawals and policy debt.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner

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whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.

DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You may not elect DCA for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA Program.

We may at any time modify, suspend, or terminate the DCA Program without prior notification.

Portfolio Rebalancing Program

The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the Separate Account divisions may cause the ratios of your account value in those selected Separate Account divisions to change. The Portfolio Rebalancing Program allows you to choose Separate Account divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the Separate Account divisions you select so that the account values in the selected Separate Account divisions match the ratios you set.

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In order for portfolio rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect the Portfolio Rebalancing Program by telephone, subject to certain restrictions.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:

Assume that your initial net premium payment is split among four Separate Account divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing request form indicating that you want the values in the Separate Account divisions rebalanced quarterly as follows:

•  60% in MML Managed Bond and

•  40% in Oppenheimer Main Street.

Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal once the insured has reached attained age 100.

You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Income Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

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Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975 ($30,000 minus a $25 withdrawal fee).

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time fee to add these endorsements to your policy. The first

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endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value.  The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

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Interest Credited on the Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	3%; or
b.	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.

Loan Interest Charged.  At the time you applied for the policy, you selected either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the Separate Account divisions and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the request in good order on a non-valuation date or after the end of a valuation date, the loan repayment will be effective as of the next valuation date.

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You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Refer to “Electronic Premium Payments” in the “Premiums” section for more information. In addition, loan repayments may be sent to MassMutual, PO Box 92483, Chicago, IL 60675-2483.

Any loan repayment made within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. See “Appendix A” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Cash Value Accumulation Test.  Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender;
•	attained age; and
•	tobacco use classification.

Guideline Premium Test.  Under this test, the minimum death benefit on any date also is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

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Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
a.	the face amount on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:
a.	the face amount plus the account value on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:
a.	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
b.	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living. However, a death benefit option change cannot be processed during a grace period, and no change will be permitted beyond the insured’s attained age 99. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request in good order to our Administrative Office to change your death benefit option. We do not require evidence of insurability.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. See “Appendix A” for examples of how a change in death benefit option may impact the policy’s face amount.

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

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Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount.  To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage. An increase in face amount cannot be processed during a grace period.

An increase in face amount may not be:

a.	less than $15,000; or
b.	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount.  You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.

A decrease will reduce the face amount in the following order:

(1)	the face amount of the most recent increase; then
(2)	the face amounts of the next most recent increases successively; and last
(3)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 99; or
•	if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (in good order at our Administrative office) the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial

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surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material representation of a fact within two years:

1.	after the policy is issued;
2.	after a face amount increase where evidence of insurability is required; or
3.	after reinstatement of the policy where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or

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bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for ten years if longer. When one dies (but not before the ten years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the ten years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $10,000 per beneficiary. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the death benefit is generally excludible from the income of the beneficiary who receives it, interest on the death benefit is includible in the beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

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Error of Age or Gender

If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a fee when you exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can be, subject to state availability, added to the policy; however, the Additional Insurance, Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders, please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider.  This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where this rider is available, it is included automatically with the policy.

Additional Insurance Rider — This Rider Is No Longer Issued.  This rider provides term insurance on the life of the insured named in the base policy. The coverage is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly.

The face amount of the rider is included in the calculation of the policy’s total face amount and, therefore, it will impact:

•	the rates used in determining the insurance charge, and
•	the amount of benefit under the death benefit option in effect.

We will decrease the face amount of the Additional Insurance Rider if the face amount of the base policy falls below its minimum of $50,000 due to a withdrawal or a death benefit option change.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors. The possible advantages and disadvantages described below compare a policy with the rider to a policy of equal total face amount, but without the rider.

Some possible advantages of using the Additional Insurance Rider include:

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value will be higher.
•	Decreasing the rider face amount would not incur a surrender charge.

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Some possible disadvantages include:

•	Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.
•	If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may be allowed to pay under the policy will be lower.
•	If you select the Cash Value Accumulation Test instead, the amount of premiums you may be allowed to pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your registered representative before deciding whether to use the Additional Insurance Rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Disability Benefit Rider.  This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider, we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider — This Rider Is No Longer Issued.  This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider — This Rider Is No Longer Issued.  This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider.  This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. Payment of a charge of no more than $75 is due upon request to exercise this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider.  Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

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In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Premium Expense Charge.  We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the premium expense factor and 3% of premium over the premium expense factor. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the premium expense factor, and 5% of premium over the premium expense factor.

Example:

Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is 8.45 per $1,000 of face amount or 1,690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the premium expense factor by $310 ($2000-1690). Consequently, your premium expense charge would have been $142.25:

•  7.5% of $1,690 ($126.75) plus

•  5% of $310 ($15.50).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Fee.  If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal fee from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges.  There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage; and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the GPA, excluding policy debt, in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge is based on the premium expense factor for that coverage. It will be equal to the premium expense factor of the policy for standard risks, multiplied by 140%.

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The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount.  If you decrease your policy’s face amount, we cancel all or a part of your face amount segment(s) and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased that remains in force.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee.  We will assess a one-time processing fee at the time you exercise either the Accelerated Death Benefit Rider or the Substitute of Insured Rider. The current processing fee for the Accelerated Death Benefit Rider may vary by state, but will not exceed $250 and for the Substitute of Insured Rider the current processing fee is $75. Payment is due upon request to exercise the Substitute of Insured Rider; however, the fee for the Accelerated Death Benefit Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

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Administrative Charge and Face Amount Charge.  The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount; and
•	for each increase, the insured’s age at time of the increase;

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge.  The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on a number of factors including, but not limited to, the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that is in force as of your monthly charge date.

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Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:

i.	assuming the minimum death benefit is in effect; and then
ii.	assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classifications, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	the addition or deletion of certain riders;
•	rider charges;
•	withdrawals;
•	policy loans;
•	changes to the face amount; and
•	changes to the death benefit option.

Additional Mortality Fees.  Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges.  The charges for the following riders are deducted from the account value on each monthly charge date: Additional Insurance Rider, Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The rates for the Additional Insurance and Other Insured Riders vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.01 to $34.88 per $1,000 of rider insurance risk for the Other Insured Rider and $0.01 to $30.18 per $1,000 of rider insurance risk for the Additional Insurance Rider. Monthly charges will not continue beyond the insured’s attained age 99.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.00 to $0.32 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0.00 to $0.09783 per $1000 of face amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

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The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program.  You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect the DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge.  The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum annual percentage is:

•	0.90% during years one through 15; and
•	0.40% thereafter.

The charge is deducted from your account value in the Separate Account but not from the GPA.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

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Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

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The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained age of the insured;
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

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Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

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The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

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Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

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Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;

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•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

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Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these policies.

Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also broker-dealers who were authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for their Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers.  Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation.  MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

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Additional Payments to Wholesalers.  In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may have influenced the way that a broker-dealer or Wholesaler marketed the policy.

Compensation in General.  The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

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For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

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Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

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If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid (and not refunded) under the policy to date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid (and not refunded)).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.

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For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid (and not refunded) to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid (and not refunded) to date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid (and not refunded), of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid (and not refunded), or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

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The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-50410

Class (Contract) Identifier: C000027255

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2017

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2017, for the Variable Universal Life II (VUL II) policy. The VUL II policy and its prospectus may be referred to in this SAI.

For a copy of the VUL II prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	11
The Separate Account	2	20

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	40

Underwriters	6	54
Commissions	6
Allowances/Overrides	7
Additional Compensation	7

Additional Information	8
Underwriting Procedures	8
Increases in Face Amount	8	37

Performance Data	9

Experts	9

Financial Statements	10
The Registrant	10
The Depositor	10

Variable Universal Life II

Statement of Additional Information

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MM Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange (SEC) Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the year; and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life II

Statement of Additional Information

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Additional Insurance, Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the account value; and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

Variable Universal Life II

Statement of Additional Information

3

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made;

•	if the base policy terminates;

•	if the base policy matures;

•	the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Additional Insurance Rider – This rider is no longer issued. For policy owners who currently own this rider, it provides term insurance on the life of the insured. The rider face amount is added to the policy face amount in determining the amount of benefit under the death benefit option in effect under the policy. The minimum initial rider face amount is $50,000.

The rider face amount may be increased or decreased. An increase requires evidence of insurability, and the increase must equal at least $15,000. No increase in the rider face amount will be permitted after the rider anniversary date nearest the insured’s 85th birthday. After the first rider year, the rider face amount may be decreased by the owner’s written request. No rider face amount decrease will be permitted within one year following the effective date of any rider face amount increase or policy face amount increase.

Coverage under this rider may be fully or partially converted until the insured’s rider attained age is 70. Conversion will be to a new flexible premium adjustable variable life insurance on the insured or to an increase in the base policy’s face amount. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

The rider terminates at rider attained age 100. It terminates earlier upon termination of the policy or upon conversion of all rider coverage. This rider may also be cancelled by written request.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled.

•	On specific monthly charge dates we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us.

Guaranteed Insurability Rider – This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

Variable Universal Life II

Statement of Additional Information

4

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last option date as defined in the rider;

•	following election of the last face amount increase that may be elected under the rider;

•	if the policy is changed to another policy under which this rider is not available; or

•	if the policy terminates.

Other Insured Rider – This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

If the other insured is the base policy insured, the rider continues past the insured’s age 100 without charge (for policies issued in New York, the rider will terminate when the insured attains age 100). If the other insured is not the base policy insured, the rider will terminate once the base policy insured attains age 100. If the other insured is older than the base policy insured, charges for the rider will cease once the other insured attains age 100 and the rider will terminate once the base insured attains age 100 (for policies issued in New York, the rider will terminate at the earlier of age 100 of the base insured or age 100 of the other insured).

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk classification of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

The rider is included automatically with the policy.

Variable Universal Life II

Statement of Additional Information

5

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured attained age 65 if the disability began when the insured was attained age 60 or older.

UNDERWRITERS

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these polices.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS, MML Distributors and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, MML Distributors (for policies issued before April 1, 2014) and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the prospectus.

Year	MMLIS	MML Distributors	MSD
2016	$116,617	N/A	$15,740
2015	$124,192	N/A	$29,200
2014	$265,999	$192	$17,218

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

Variable Universal Life II

Statement of Additional Information

6

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	3% (5% for MassMutual career contract agents during years 3-5) of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS, MML Distributors (for policies issued before April 1, 2014) and MSD as shown below.

Year	MMLIS	MML Distributors	MSD
2016	$1,327,577	N/A	$296,157
2015	$1,469,105	N/A	$321,559
2014	$1,549,555	$92,529	$280,170

Allowances/Overrides

MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first policy year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in policy years 2-10, 0.67% of premium paid over the Target Premium in all policy years, and 0.01% of the average monthly account value during the year after the first policy year.

Additional Compensation

MassMutual may pay Additional Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections. The payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first policy year if the Wholesale Distributor meets established target premium thresholds. The maximum Renewal Bonus Compensation paid to a Wholesale Distributor in subsequent policy years is as follows: 5% of Target Premium during policy year 2, and 9% of Target Premium during policy years 3-5.

Variable Universal Life II

Statement of Additional Information

7

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that:

1.  you had to complete an application and submit it to our Administrative Office; and

2.  we usually required that the insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classifications: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Variable Universal Life II

Statement of Additional Information

8

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL II on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2016 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 22, 2017, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Variable Universal Life II

Statement of Additional Information

9

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2016

Statements of Operations and Changes in Net Assets for the years ended December 31, 2016 and 2015

Notes to Financial Statements including financial highlights for the years or periods ended December 31, 2012 to December 31, 2016

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2016 and 2015

Statutory Statements of Operations for the years ended December 31, 2016, 2015, and 2014

Statutory Statements of Changes in Surplus for the years ended December 31, 2016, 2015, and 2014

Statutory Statements of Cash Flows for the years ended December 31, 2016, 2015, and 2014

Notes to Statutory Financial Statements

Variable Universal Life II

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2016, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2016, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2017

LA2050	F-1

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	2,795,465	15,994	1,347,047	918,632	688,025	523,151	1,813,254	174,892	2,122	756,487	1,249	116,855

Identified cost	$21,172,763	$150,102	$9,567,142	$17,426,508	$26,678,690	$6,939,472	$48,958,868	$4,860,709	$97,598	$12,518,436	$13,400	$1,948,643

Value	$26,053,733	$149,859	$14,117,056	$19,741,392	$30,273,104	$8,778,476	$60,163,777	$5,778,445	$125,407	$14,645,581	$12,688	$1,896,560
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	26,053,733	149,859	14,117,056	19,741,392	30,273,104	8,778,476	60,163,777	5,778,445	125,407	14,645,581	12,688	1,896,560

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	51	7	78	25	36	68	41	7	6	46	12	6

NET ASSETS	$26,053,682	$149,852	$14,116,978	$19,741,367	$30,273,068	$8,778,408	$60,163,736	$5,778,438	$125,401	$14,645,535	$12,676	$1,896,554

Outstanding units
Policy owners	12,374,420	143,987	4,650,196	7,759,152	10,854,731	3,051,591	20,547,792	2,087,051	97,277	3,833,362	5,759	366,080

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.89	-	3.73	-	-	-	-	-	-	-	2.29	5.39
Variable Life Select	2.01	-	-	-	-	-	2.88	-	-	-	-	-
Strategic Group Variable Universal Life®	2.03	-	2.92	-	-	-	-	2.76	-	-	-	-
Survivorship Variable Universal Life	2.46	-	3.26	2.73	3.03	3.07	3.71	-	-	4.14	-	-
Variable Universal Life	2.16	-	3.13	2.62	2.91	2.82	3.09	-	-	3.97	-	-
Strategic Variable Life® Plus	1.80	1.04	3.55	-	-	-	-	2.91	1.29	-	2.10	5.06
Survivorship Variable Universal Life II	1.95	-	3.26	2.73	3.03	2.96	2.69	-	-	4.14	-	-
Variable Universal Life II
Tier 1	2.03	-	3.04	2.55	2.83	2.89	2.91	-	-	3.86	-	-
Tier 2	2.45	-	2.81	2.47	2.55	2.81	2.99	-	-	3.34	-	-
VUL GuardSM
Tier 1	2.76	-	3.15	2.64	2.92	3.64	3.44	-	-	4.00	-	-
Tier 2	2.29	-	2.63	2.31	2.39	2.63	2.80	-	-	3.13	-	-
Tier 3	2.22	-	2.55	2.24	2.31	2.55	2.71	-	-	3.03	-	-
Tier 4	2.25	-	2.58	2.27	2.34	2.58	2.75	-	-	3.07	-	-
Survivorship VUL GuardSM
Tier 1	2.09	-	2.32	2.15	2.22	2.54	2.61	-	-	2.75	-	-
Tier 2	2.11	-	2.35	2.18	2.25	2.57	2.65	-	-	2.78	-	-
Tier 3	2.14	-	2.38	2.20	2.28	2.60	2.68	-	-	2.82	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	2.57	-	-	-	-	-
Tier 2	-	-	-	-	-	-	2.59	-	-	-	-	-
Tier 3	-	-	-	-	-	-	2.61	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	1.06	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

ASSETS
Investments
Number of shares	371,280	18,649	5,957	69,533	115,163	152,015	4,617	144,386	494,493	5,169	197,213	4,724

Identified cost	$5,644,857	$172,447	$68,001	$1,587,222	$3,024,023	$2,741,876	$127,905	$4,373,252	$17,565,361	$178,034	$6,380,137	$175,459

Value	$5,877,367	$163,180	$105,149	$1,834,281	$2,776,577	$2,719,547	$140,003	$4,604,483	$15,917,714	$159,166	$8,012,770	$188,335
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	5,877,367	163,180	105,149	1,834,281	2,776,577	2,719,547	140,003	4,604,483	15,917,714	159,166	8,012,770	188,335

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	52	8	7	45	38	45	7	34	9	36	16	34

NET ASSETS	$5,877,315	$163,172	$105,142	$1,834,236	$2,776,539	$2,719,502	$139,996	$4,604,449	$15,917,705	$159,130	$8,012,754	$188,301

Outstanding units
Policy owners	3,214,153	123,282	50,321	1,387,698	1,019,247	2,238,489	61,526	1,827,242	6,444,964	51,790	6,626,717	98,437

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.27	-	2.47	-	-	-	-	-	1.97	-	0.98	-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.95	-	-	1.43	2.93	1.25	-	2.69	-	-	-	-
Variable Universal Life	1.58	-	-	1.37	2.81	1.19	-	2.58	1.91	-	0.96	-
Strategic Variable Life® Plus	1.89	1.32	2.07	-	-	-	2.28	-	1.88	-	0.93	-
Survivorship Variable Universal Life II	1.66	-	-	1.43	2.93	1.25	-	2.69	2.01	-	1.00	-
Variable Universal Life II
Tier 1	1.76	-	-	1.33	2.74	1.03	-	2.51	2.51	-	1.26	-
Tier 2	2.41	-	-	1.22	2.70	2.03	-	2.54	3.43	-	1.86	-
VUL GuardSM
Tier 1	2.61	-	-	1.38	2.83	2.61	-	2.60	-	3.52	-	2.05
Tier 2	2.26	-	-	1.14	2.53	1.90	-	2.38	-	3.11	-	1.69
Tier 3	2.18	-	-	1.10	2.45	1.84	-	2.30	-	3.01	-	1.63
Tier 4	2.21	-	-	1.12	2.48	1.87	-	2.33	-	3.05	-	1.65
Survivorship VUL GuardSM
Tier 1	2.14	-	-	1.07	2.33	2.16	-	2.26	-	2.85	-	1.69
Tier 2	2.17	-	-	1.08	2.36	2.18	-	2.29	-	2.88	-	1.71
Tier 3	2.19	-	-	1.09	2.39	2.21	-	2.32	-	2.92	-	1.73
Variable Universal Life III
Tier 1	-	-	-	2.13	2.34	2.54	-	-	-	-	-	-
Tier 2	-	-	-	2.14	2.36	2.56	-	-	-	-	-	-
Tier 3	-	-	-	2.16	2.38	2.58	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

ASSETS
Investments
Number of shares	43,328	24,251	301,103	113,250	146,603	86,065	1,349,335	490,740	73,611	2,912,337	26,719	2,504,051

Identified cost	$1,307,619	$608,625	$5,046,935	$2,236,312	$1,544,428	$882,716	$26,008,654	$7,197,447	$784,493	$66,435,877	$320,539	$47,701,313

Value	$1,679,398	$620,107	$4,871,840	$2,944,497	$1,417,655	$834,832	$29,068,809	$6,860,545	$708,875	$81,773,448	$314,755	$66,482,564
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	1,679,398	620,107	4,871,840	2,944,497	1,417,655	834,832	29,068,809	6,860,545	708,875	81,773,448	314,755	66,482,564

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	11	25	38	12	10	20	38	65	14	42	16	13

NET ASSETS	$1,679,387	$620,082	$4,871,802	$2,944,485	$1,417,645	$834,812	$29,068,771	$6,860,480	$708,861	$81,773,406	$314,739	$66,482,551

Outstanding units
Policy owners	779,721	223,153	1,531,613	1,223,807	656,421	526,881	9,055,194	4,084,720	505,476	26,016,480	135,984	29,623,801

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$7.86	$-	$-	$8.37	$-	$1.86
Large Case Variable Life Plus	-	-	-	-	-	-	6.51	-	-	6.81	-	4.41
Strategic Variable Life®	2.58	-	4.12	2.50	-	-	3.82	1.20	-	3.81	-	3.61
Variable Life Select	-	-	-	-	-	-	3.60	-	-	3.57	-	2.01
Strategic Group Variable Universal Life®	2.07	-	3.27	2.06	1.46	1.32	-	1.55	1.28	1.63	-	2.75
Survivorship Variable Universal Life	-	2.98	3.34	-	-	-	2.41	1.75	-	2.05	-	2.52
Variable Universal Life	-	2.86	3.21	-	-	-	2.21	1.24	-	1.90	-	2.18
Strategic Variable Life® Plus	2.16	-	3.59	2.17	-	-	2.17	1.14	-	1.85	-	2.08
Survivorship Variable Universal Life II	-	2.98	3.34	-	-	-	2.31	1.30	-	2.04	-	1.94
Variable Universal Life II
Tier 1	-	2.79	3.12	-	-	-	2.21	1.55	-	1.85	-	2.07
Tier 2	-	2.68	2.58	-	-	-	2.46	2.29	-	2.39	-	2.63
VUL GuardSM
Tier 1	-	2.88	3.23	-	-	-	2.60	2.48	-	2.68	-	2.92
Tier 2	-	2.51	2.42	-	-	-	2.31	2.14	-	2.24	-	2.46
Tier 3	-	2.43	2.34	-	-	-	2.23	2.07	-	2.17	-	2.38
Tier 4	-	2.47	2.37	-	-	-	2.26	2.10	-	2.20	-	2.41
Survivorship VUL GuardSM
Tier 1	-	2.38	2.75	-	-	-	2.16	2.12	-	2.04	-	2.30
Tier 2	-	2.41	2.78	-	-	-	2.19	2.15	-	2.06	-	2.33
Tier 3	-	2.44	2.82	-	-	-	2.22	2.17	-	2.09	-	2.35
Variable Universal Life III
Tier 1	-	-	-	-	2.33	1.91	-	3.01	1.82	2.38	2.29	2.56
Tier 2	-	-	-	-	2.35	1.93	-	3.03	1.84	2.40	2.31	2.58
Tier 3	-	-	-	-	2.37	1.94	-	3.06	1.85	2.42	2.33	2.61
Strategic Group Variable Universal Life® II	-	-	-	-	1.06	1.05	1.08	1.01	1.05	1.09	1.16	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

ASSETS
Investments
Number of shares	16,032	12,150	17,306	227,782	16,430	466,062	8	2,776,891	818,289	33,016	34,045	78,250

Identified cost	$157,713	$149,170	$229,520	$2,274,196	$181,624	$5,067,867	$85	$35,101,646	$9,708,301	$495,071	$370,524	$845,745

Value	$151,345	$142,643	$245,574	$2,086,484	$194,863	$4,744,512	$84	$33,995,104	$9,604,217	$473,787	$401,388	$812,234
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	151,345	142,643	245,574	2,086,484	194,863	4,744,512	84	33,995,104	9,604,217	473,787	401,388	812,234

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	12	21	7	15	16	76	-	44	55	22	30	21

NET ASSETS	$151,333	$142,622	$245,567	$2,086,469	$194,847	$4,744,436	$84	$33,995,060	$9,604,162	$473,765	$401,358	$812,213

Outstanding units
Policy owners	100,342	61,934	103,011	1,002,307	86,471	3,068,133	85	14,700,378	5,632,424	142,695	129,109	459,928

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$5.17	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	4.53	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	2.88	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	2.76	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	1.41	-	-	-	2.07	-	-	-	1.35
Survivorship Variable Universal Life	-	-	-	-	-	1.66	-	2.33	1.84	-	-	-
Variable Universal Life	-	-	-	-	-	1.59	-	2.14	1.76	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	2.14	1.56	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	1.66	-	2.25	1.84	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	1.55	-	1.86	1.67	-	-	-
Tier 2	-	-	-	-	-	1.55	-	1.72	1.91	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	1.54	-	1.67	2.18	-	-	-
Tier 2	-	-	-	-	-	1.45	-	1.61	1.79	-	-	-
Tier 3	-	-	-	-	-	1.40	-	1.56	1.74	-	-	-
Tier 4	-	-	-	-	-	1.42	-	1.58	1.76	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	1.37	-	1.52	1.63	-	-	-
Tier 2	-	-	-	-	-	1.38	-	1.54	1.65	-	-	-
Tier 3	-	-	-	-	-	1.40	-	1.56	1.68	-	-	-
Variable Universal Life III
Tier 1	1.50	2.30	2.37	2.16	2.24	1.42	-	1.42	1.81	3.31	3.09	2.01
Tier 2	1.52	2.32	2.39	2.18	2.26	1.43	-	1.43	1.82	3.33	3.12	2.03
Tier 3	1.53	2.34	2.41	2.20	2.27	1.44	-	1.45	1.84	3.36	3.14	2.05
Strategic Group Variable Universal Life® II	0.98	1.05	1.07	1.06	1.15	1.05	0.99	1.02	1.04	1.05	1.19	1.05

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	2,386,745	953,610	22,899	7,136	22,189,012	1,169,752	133,041	1,563,676	591,304	2,165,717	-	4,530,763

Identified cost	$20,951,358	$14,328,204	$282,209	$63,238	$22,177,733	$53,127,729	$1,763,428	$12,177,786	$32,792,162	$67,318,444	$5	$24,077,318

Value	$22,563,376	$12,103,010	$302,952	$61,654	$22,189,210	$56,569,223	$1,976,993	$11,993,395	$42,958,205	$75,843,405	$5	$22,381,971
Dividends receivable	-	-	-	-	2	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	22,563,376	12,103,010	302,952	61,654	22,189,212	56,569,223	1,976,993	11,993,395	42,958,205	75,843,405	5	22,381,971

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	45	64	17	3	10	8	5	98	31	7	-	24

NET ASSETS	$22,563,331	$12,102,946	$302,935	$61,651	$22,189,202	$56,569,215	$1,976,988	$11,993,297	$42,958,174	$75,843,398	$5	$22,381,947

Outstanding units
Policy owners	7,714,232	4,871,665	95,069	91,514	19,781,273	27,159,946	1,050,115	9,177,870	19,159,429	24,862,420	5	10,096,940

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$2.13	$-	$-	$-	$-	$2.16	$-	$-
Large Case Variable Life Plus	-	-	-	-	1.86	-	-	-	4.08	5.82	-	0.77
Strategic Variable Life®	-	2.06	-	-	1.52	5.04	2.97	1.88	3.96	6.30	-	3.33
Variable Life Select	3.31	-	-	-	1.44	4.69	-	-	3.66	5.81	-	3.15
Strategic Group Variable Universal Life®	3.34	-	-	0.67	-	2.53	1.88	1.47	2.14	3.90	-	2.38
Survivorship Variable Universal Life	3.00	2.81	-	-	1.33	2.45	-	1.35	2.18	3.93	-	2.52
Variable Universal Life	3.51	2.14	-	-	1.23	2.11	-	1.43	2.11	3.64	-	2.41
Strategic Variable Life® Plus	3.68	1.96	-	-	-	2.03	1.81	1.40	1.94	3.51	-	2.37
Survivorship Variable Universal Life II	3.32	2.25	-	-	1.22	1.49	-	1.51	1.10	2.25	-	2.47
Variable Universal Life II
Tier 1	2.83	2.59	-	-	1.07	1.52	-	1.27	1.68	2.32	-	2.20
Tier 2	2.66	2.83	-	-	1.12	2.09	-	1.17	2.26	2.61	-	1.89
VUL GuardSM
Tier 1	3.17	3.64	-	-	1.09	2.37	-	1.14	2.65	3.32	-	1.94
Tier 2	2.50	2.65	-	-	1.05	1.95	-	1.10	2.11	2.45	-	1.77
Tier 3	2.41	2.57	-	-	1.02	1.89	-	1.06	2.05	2.37	-	1.71
Tier 4	2.45	2.60	-	-	1.03	1.92	-	1.08	2.07	2.40	-	1.73
Survivorship VUL GuardSM
Tier 1	2.46	2.70	-	-	1.03	1.88	-	1.03	2.06	2.29	-	1.66
Tier 2	2.49	2.74	-	-	1.05	1.91	-	1.04	2.08	2.31	-	1.68
Tier 3	2.52	2.77	-	-	1.06	1.93	-	1.05	2.11	2.34	-	1.70
Variable Universal Life III
Tier 1	3.01	2.75	3.17	-	0.95	2.30	-	-	2.61	2.28	-	1.59
Tier 2	3.03	2.78	3.20	-	0.96	2.32	-	-	2.63	2.30	-	1.60
Tier 3	3.06	2.80	3.22	-	0.96	2.34	-	-	2.65	2.31	-	1.61
Strategic Group Variable Universal Life® II	1.14	1.08	1.19	1.02	1.00	-	-	-	1.02	0.97	1.02	1.05

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division

ASSETS
Investments
Number of shares	4,749,685	10,041,958	921,807	106,903	18,973	492,211	592,369	393	1,973,882	112,810	812,074	19,120

Identified cost	$4,749,685	$19,536,830	$23,192,629	$2,385,520	$165,931	$7,621,779	$14,025,492	$1,953	$48,693,604	$2,747,478	$11,018,656	$224,052

Value	$4,749,685	$20,887,273	$26,188,535	$2,574,224	$150,835	$11,414,363	$16,787,723	$1,901	$50,472,160	$2,652,158	$11,052,326	$222,940
Dividends receivable	18	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	4,749,703	20,887,273	26,188,535	2,574,224	150,835	11,414,363	16,787,723	1,901	50,472,160	2,652,158	11,052,326	222,940

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	3	51	78	11	10	28	51	2	32	9	45	22

NET ASSETS	$4,749,700	$20,887,222	$26,188,457	$2,574,213	$150,825	$11,414,335	$16,787,672	$1,899	$50,472,128	$2,652,149	$11,052,281	$222,918

Outstanding units
Policy owners	3,719,041	10,295,874	11,728,522	578,567	174,652	3,754,474	6,258,863	1,178	12,268,733	1,228,656	6,626,209	115,189

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$3.62	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.57	2.67	5.56	4.75	-	-	-	-	5.62	2.64	-	-
Variable Life Select	-	-	-	-	-	-	-	-	4.51	-	-	-
Strategic Group Variable Universal Life®	1.29	2.67	2.38	4.44	-	-	-	-	4.54	2.09	-	-
Survivorship Variable Universal Life	-	2.12	2.36	-	-	3.27	2.89	-	5.42	-	1.78	-
Variable Universal Life	-	2.02	1.92	-	-	3.14	2.78	-	4.96	-	1.60	-
Strategic Variable Life® Plus	1.24	2.42	2.23	4.51	-	-	-	1.61	4.91	2.24	-	-
Survivorship Variable Universal Life II	-	2.12	2.02	-	-	3.27	2.89	-	3.94	-	1.68	-
Variable Universal Life II
Tier 1	-	1.86	2.13	-	-	3.06	2.70	-	3.64	-	1.59	-
Tier 2	-	2.51	2.57	-	-	2.89	2.54	-	3.79	-	1.94	-
VUL GuardSM
Tier 1	-	3.49	2.87	-	-	3.16	2.80	-	4.60	-	2.32	-
Tier 2	-	2.35	2.41	-	-	2.70	2.38	-	3.55	-	1.82	-
Tier 3	-	2.28	2.33	-	-	2.61	2.30	-	3.44	-	1.76	-
Tier 4	-	2.31	2.36	-	-	2.65	2.33	-	3.48	-	1.78	-
Survivorship VUL GuardSM
Tier 1	-	2.27	2.27	-	-	2.58	2.13	-	-	-	1.65	-
Tier 2	-	2.29	2.29	-	-	2.62	2.15	-	-	-	1.67	-
Tier 3	-	2.32	2.32	-	-	2.65	2.18	-	-	-	1.69	-
Variable Universal Life III
Tier 1	-	2.04	2.64	-	0.86	-	-	-	-	-	-	1.92
Tier 2	-	2.06	2.66	-	0.87	-	-	-	-	-	-	1.94
Tier 3	-	2.08	2.68	-	0.87	-	-	-	-	-	-	1.95
Strategic Group Variable Universal Life® II	-	0.97	1.10	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Investment Income
Dividends	$580,568	$1,599	$225,372	$306,868	$428,800	$82,624	$474,331	$40,649	$-	$104,087	$262	$24,581

Expenses
Mortality and expense risk fees	158,182	914	90,794	127,193	207,635	52,954	393,499	44,371	745	90,971	51	8,672

Net investment income (loss)	422,386	685	134,578	179,675	221,165	29,670	80,832	(3,722)	(745)	13,116	211	15,909

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,748,970	(54)	993,464	1,253,127	267,966	495,865	2,094,023	585,970	2,403	176,874	(130)	16,768
Realized gain distribution	438,104	-	-	457,094	3,176,272	573,660	5,051,424	516,734	12,000	1,912,820	126	993

Realized gain (loss)	2,187,074	(54)	993,464	1,710,221	3,444,238	1,069,525	7,145,447	1,102,704	14,403	2,089,694	(4)	17,761

Change in net unrealized appreciation/depreciation of investments	333,998	(10,375)	1,263,085	(319,355)	(688,928)	394,994	(3,109,595)	(671,568)	(13,641)	1,258,947	1,069	181,076

Net gain (loss) on investments	2,521,072	(10,429)	2,256,549	1,390,866	2,755,310	1,464,519	4,035,852	431,136	762	3,348,641	1,065	198,837

Net increase (decrease) in net assets resulting from operations	2,943,458	(9,744)	2,391,127	1,570,541	2,976,475	1,494,189	4,116,684	427,414	17	3,361,757	1,276	214,746

Capital transactions:
Transfer of net premiums	1,516,924	-	853,659	1,353,811	1,991,596	433,413	5,095,702	317,577	-	887,813	66	4,721
Transfers due to death benefits	(171,657)	-	(32,802)	(9,007)	(36,822)	(9,106)	(180,889)	(3,553)	-	(12,311)	-	-
Transfers due to withdrawal of funds	(895,118)	-	(548,036)	(482,694)	(1,190,252)	(163,735)	(2,580,161)	(1,342,513)	-	(413,098)	-	(271,543)
Transfers due to policy loans, net of repayments	(456,543)	-	(202,443)	(257,696)	(601,536)	(237,575)	(1,221,057)	(24,251)	-	(283,524)	-	-
Transfers due to charges for administrative and insurance costs	(1,066,093)	(1,808)	(457,560)	(844,546)	(1,097,410)	(286,920)	(2,655,656)	(121,817)	(5,578)	(495,744)	(983)	(38,567)
Transfers between divisions and to/from Guaranteed Principal Account	869,230	-	203,881	16,959	(184,854)	18,123	(7,095,157)	(105,245)	-	(57,099)	-	260,123

Net increase (decrease) in net assets resulting from capital transactions	(203,257)	(1,808)	(183,301)	(223,173)	(1,119,278)	(245,800)	(8,637,218)	(1,279,802)	(5,578)	(373,963)	(917)	(45,266)

Total increase (decrease)	2,740,201	(11,552)	2,207,826	1,347,368	1,857,197	1,248,389	(4,520,534)	(852,388)	(5,561)	2,987,794	359	169,480

NET ASSETS, at beginning of the year	23,313,481	161,404	11,909,152	18,393,999	28,415,871	7,530,019	64,684,270	6,630,826	130,962	11,657,741	12,317	1,727,074

NET ASSETS, at end of the year	$26,053,682	$149,852	$14,116,978	$19,741,367	$30,273,068	$8,778,408	$60,163,736	$5,778,438	$125,401	$14,645,535	$12,676	$1,896,554

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment Income
Dividends	$36,535	$3,433	$1,328	$22,146	$-	$-	$3,019	$90,902	$-	$-	$85,601	$1,808

Expenses
Mortality and expense risk fees	40,379	946	578	10,057	19,582	18,656	809	33,324	104,202	1,205	47,320	1,184

Net investment income (loss)	(3,844)	2,487	750	12,089	(19,582)	(18,656)	2,210	57,578	(104,202)	(1,205)	38,281	624

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	803,265	595	1,764	229,860	227,333	285,308	47	150,436	(124,388)	(5,701)	512,967	4,317
Realized gain distribution	592	-	3,583	-	433,624	122,127	1,959	66,505	2,159,038	22,044	-	-

Realized gain (loss)	803,857	595	5,347	229,860	660,957	407,435	2,006	216,941	2,034,650	16,343	512,967	4,317

Change in net unrealized appreciation/depreciation of investments	(722,199)	(8,320)	3,610	(29,253)	(1,029,619)	(430,992)	1,138	(106,614)	(1,703,662)	(13,299)	(434,511)	(2,593)

Net gain (loss) on investments	81,658	(7,725)	8,957	200,607	(368,662)	(23,557)	3,144	110,327	330,988	3,044	78,456	1,724

Net increase (decrease) in net assets resulting from operations	77,814	(5,238)	9,707	212,696	(388,244)	(42,213)	5,354	167,905	226,786	1,839	116,737	2,348

Capital transactions:
Transfer of net premiums	352,859	-	-	150,721	277,080	246,852	-	291,231	867,049	7,267	586,541	5,303
Transfers due to death benefits	(14,018)	-	-	-	-	(4,551)	-	(3,077)	(21,198)	-	(8,045)	-
Transfers due to withdrawal of funds	(282,106)	15	-	(55,664)	(80,278)	(63,048)	-	(61,315)	(750,797)	(92)	(223,717)	(15)
Transfers due to policy loans, net of repayments	(180,735)	-	-	(33,518)	(161,211)	(110,507)	-	(221,894)	(504,683)	(8,804)	(158,375)	(11,627)
Transfers due to charges for administrative and insurance costs	(292,548)	(3,746)	(4,330)	(86,231)	(143,998)	(126,061)	(1,764)	(204,469)	(650,197)	(3,962)	(359,092)	(1,111)
Transfers between divisions and to/from Guaranteed Principal Account	(406,298)	7,588	-	280,000	38,203	(41,162)	38	(192,240)	(39,442)	1,779	49,404	(11,658)

Net increase (decrease) in net assets resulting from capital transactions	(822,846)	3,857	(4,330)	255,308	(70,204)	(98,477)	(1,726)	(391,764)	(1,099,268)	(3,812)	(113,284)	(19,108)

Total increase (decrease)	(745,032)	(1,381)	5,377	468,004	(458,448)	(140,690)	3,628	(223,859)	(872,482)	(1,973)	3,453	(16,760)

NET ASSETS, at beginning of the year	6,622,347	164,553	99,765	1,366,232	3,234,987	2,860,192	136,368	4,828,308	16,790,187	161,103	8,009,301	205,061

NET ASSETS, at end of the year	$5,877,315	$163,172	$105,142	$1,834,236	$2,776,539	$2,719,502	$139,996	$4,604,449	$15,917,705	$159,130	$8,012,754	$188,301

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Investment Income
Dividends	$739	$4,988	$-	$22,364	$19,303	$18,227	$599,945	$-	$14,588	$1,327,835	$5,068	$1,180,817

Expenses
Mortality and expense risk fees	11,169	4,251	32,704	10,850	7,705	5,800	149,436	43,611	4,415	399,125	1,459	394,006

Net investment income (loss)	(10,430)	737	(32,704)	11,514	11,598	12,427	450,509	(43,611)	10,173	928,710	3,609	786,811

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	114,730	25,613	(60,118)	35,330	(39,289)	(63,231)	1,346,362	422,606	(9,291)	1,728,967	(2,854)	3,778,658
Realized gain distribution	100,835	63,765	207,215	287,037	131,975	53,859	2,633,310	812,958	32,455	4,854,918	25,661	1,488,650

Realized gain (loss)	215,565	89,378	147,097	322,367	92,686	(9,372)	3,979,672	1,235,564	23,164	6,583,885	22,807	5,267,308

Change in net unrealized appreciation/depreciation of investments	(175,389)	(45,159)	237,322	(104,046)	405	43,721	(2,048,125)	(1,194,617)	(4,633)	1,258,824	14,963	549,789

Net gain (loss) on investments	40,176	44,219	384,419	218,321	93,091	34,349	1,931,547	40,947	18,531	7,842,709	37,770	5,817,097

Net increase (decrease) in net assets resulting from operations	29,746	44,956	351,715	229,835	104,689	46,776	2,382,056	(2,664)	28,704	8,771,419	41,379	6,603,908

Capital transactions:
Transfer of net premiums	83,385	31,379	300,943	17,221	494,844	196,597	1,568,201	766,669	127,388	4,663,721	60,782	2,701,857
Transfers due to death benefits	(8,868)	-	(25,449)	-	-	-	(186,299)	(5,277)	(5,797)	(468,123)	-	(337,617)
Transfers due to withdrawal of funds	(84,096)	(3,119)	(557,827)	(73,367)	(36,066)	(112,293)	(599,240)	(338,082)	(20,616)	(2,510,406)	(2,829)	(2,246,952)
Transfers due to policy loans, net of repayments	2,159	(3,926)	(92,879)	(524)	(10,745)	(10,731)	(443,816)	(178,098)	(316)	(1,125,375)	-	(489,750)
Transfers due to charges for administrative and insurance costs	(29,831)	(18,408)	(151,182)	(31,720)	(234,017)	(59,131)	(1,714,520)	(346,317)	(15,609)	(4,191,776)	(21,204)	(2,213,674)
Transfers between divisions and to/from Guaranteed Principal Account	(95,467)	(21,212)	(165,438)	(422)	101,252	7,999	187,225	137,604	84,134	(1,758,078)	30,627	357,154

Net increase (decrease) in net assets resulting from capital transactions	(132,718)	(15,286)	(691,832)	(88,812)	315,268	22,441	(1,188,449)	36,499	169,184	(5,390,037)	67,376	(2,228,982)

Total increase (decrease)	(102,972)	29,670	(340,117)	141,023	419,957	69,217	1,193,607	33,835	197,888	3,381,382	108,755	4,374,926

NET ASSETS, at beginning of the year	1,782,359	590,412	5,211,919	2,803,462	997,688	765,595	27,875,164	6,826,645	510,973	78,392,024	205,984	62,107,625

NET ASSETS, at end of the year	$1,679,387	$620,082	$4,871,802	$2,944,485	$1,417,645	$834,812	$29,068,771	$6,860,480	$708,861	$81,773,406	$314,739	$66,482,551

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

Investment Income
Dividends	$2,647	$1,347	$2,174	$31,841	$2,860	$116,455	$-	$1,031,104	$166,701	$-	$4,888	$14,838

Expenses
Mortality and expense risk fees	887	808	1,287	10,305	948	33,727	-	191,319	65,669	2,515	1,964	4,555

Net investment income (loss)	1,760	539	887	21,536	1,912	82,728	-	839,785	101,032	(2,515)	2,924	10,283

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(5,584)	1,106	15,928	(69,114)	2,786	(36,487)	(1)	1,894	113,625	(26,302)	(18,997)	(28,660)
Realized gain distribution	-	9,069	-	175,172	14,055	-	-	160,941	1,793,551	51,805	29,452	49,596

Realized gain (loss)	(5,584)	10,175	15,928	106,058	16,841	(36,487)	(1)	162,835	1,907,176	25,503	10,455	20,936

Change in net unrealized appreciation/depreciation of investments	5,384	(3,158)	(1,173)	(6,246)	5,351	147,664	(1)	(192,547)	(1,734,437)	(3,220)	51,673	10,369

Net gain (loss) on investments	(200)	7,017	14,755	99,812	22,192	111,177	(2)	(29,712)	172,739	22,283	62,128	31,305

Net increase (decrease) in net assets resulting from operations	1,560	7,556	15,642	121,348	24,104	193,905	(2)	810,073	273,771	19,768	65,052	41,588

Capital transactions:
Transfer of net premiums	50,140	48,785	72,516	582,912	45,360	415,713	128	1,586,625	683,014	176,966	93,132	296,185
Transfers due to death benefits	-	-	(11,726)	-	-	(12,375)	-	(185,691)	(47,357)	-	-	-
Transfers due to withdrawal of funds	(4,984)	(2,110)	(3,154)	(138,379)	(1,519)	(278,724)	-	(827,767)	(269,736)	(69,276)	(1,102)	(66,545)
Transfers due to policy loans, net of repayments	(2,573)	(185)	(2,181)	(305)	(597)	(124,717)	-	(255,169)	(256,085)	(4,620)	(4,586)	(3,809)
Transfers due to charges for administrative and insurance costs	(15,315)	(21,090)	(28,292)	(118,100)	(18,253)	(229,328)	(42)	(1,425,303)	(402,779)	(50,527)	(36,540)	(106,913)
Transfers between divisions and to/from Guaranteed Principal Account	(14,238)	7,512	14,296	31,785	(8,266)	268,664	-	(2,040,098)	(30,094)	2,716	11,765	33,085

Net increase (decrease) in net assets resulting from capital transactions	13,030	32,912	41,459	357,913	16,725	39,233	86	(3,147,403)	(323,037)	55,259	62,669	152,003

Total increase (decrease)	14,590	40,468	57,101	479,261	40,829	233,138	84	(2,337,330)	(49,266)	75,027	127,721	193,591

NET ASSETS, at beginning of the year	136,743	102,154	188,466	1,607,208	154,018	4,511,298	-	36,332,390	9,653,428	398,738	273,637	618,622

NET ASSETS, at end of the year	$151,333	$142,622	$245,567	$2,086,469	$194,847	$4,744,436	$84	$33,995,060	$9,604,162	$473,765	$401,358	$812,213

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division

Investment Income
Dividends	$217,568	$-	$1,316	$168	$30	$230,922	$48,228	$450,961	$-	$801,961	$-	$1,121,194

Expenses
Mortality and expense risk fees	135,511	72,750	1,521	337	121,709	358,092	14,979	81,765	261,931	455,428	-	152,778

Net investment income (loss)	82,057	(72,750)	(205)	(169)	(121,679)	(127,170)	33,249	369,196	(261,931)	346,533	-	968,416

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,243,285	(295,129)	(6,857)	(11,142)	8,661	1,967,036	80,982	(163,157)	2,216,432	812,069	-	(213,928)
Realized gain distribution	468,643	1,929,822	15,251	-	-	5,850,918	-	-	3,367,540	5,083,319	-	-

Realized gain (loss)	1,711,928	1,634,693	8,394	(11,142)	8,661	7,817,954	80,982	(163,157)	5,583,972	5,895,388	-	(213,928)

Change in net unrealized appreciation/depreciation of investments	1,595,601	(297,003)	46,405	13,466	12,721	(9,501,622)	(25,408)	80,020	(4,559,444)	(6,778,755)	-	513,124

Net gain (loss) on investments	3,307,529	1,337,690	54,799	2,324	21,382	(1,683,668)	55,574	(83,137)	1,024,528	(883,367)	-	299,196

Net increase (decrease) in net assets resulting from operations	3,389,586	1,264,940	54,594	2,155	(100,297)	(1,810,838)	88,823	286,059	762,597	(536,834)	-	1,267,612

Capital transactions:
Transfer of net premiums	1,287,138	814,456	87,945	12,724	3,182,057	3,650,120	132,999	1,053,302	2,641,023	4,409,467	10	2,089,864
Transfers due to death benefits	(93,291)	(17,027)	-	(8,581)	(4,280)	(204,355)	-	(64,246)	(119,846)	(237,088)	-	(137,018)
Transfers due to withdrawal of funds	(864,360)	(328,370)	(18,556)	(26,227)	(6,636,592)	(2,199,954)	(225,297)	(520,533)	(2,136,590)	(3,837,662)	-	(1,412,349)
Transfers due to policy loans, net of repayments	(374,665)	(253,464)	(1,834)	(44)	(761,916)	(1,148,141)	16,278	(205,561)	(715,519)	(1,209,789)	-	(496,015)
Transfers due to charges for administrative and insurance costs	(820,559)	(453,852)	(32,224)	(502)	(2,159,260)	(2,416,059)	(56,321)	(529,852)	(1,807,502)	(2,823,694)	(5)	(1,120,282)
Transfers between divisions and to/from Guaranteed Principal Account	(72,903)	95,962	585	23,754	8,103,319	(323,897)	(3,506)	888,772	653,770	(217,408)	-	(80,096)

Net increase (decrease) in net assets resulting from capital transactions	(938,640)	(142,295)	35,916	1,124	1,723,328	(2,642,286)	(135,847)	621,882	(1,484,664)	(3,916,174)	5	(1,155,896)

Total increase (decrease)	2,450,946	1,122,645	90,510	3,279	1,623,031	(4,453,124)	(47,024)	907,941	(722,067)	(4,453,008)	5	111,716

NET ASSETS, at beginning of the year	20,112,385	10,980,301	212,425	58,372	20,566,171	61,022,339	2,024,012	11,085,356	43,680,241	80,296,406	-	22,270,231

NET ASSETS, at end of the year	$22,563,331	$12,102,946	$302,935	$61,651	$22,189,202	$56,569,215	$1,976,988	$11,993,297	$42,958,174	$75,843,398	$5	$22,381,947

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division

Investment Income
Dividends	$503	$251,138	$276,969	$12,490	$1,331	$-	$376,408	$27	$-	$1,070	$203,918	$2,329

Expenses
Mortality and expense risk fees	33,539	158,901	164,602	17,322	839	76,039	114,207	11	308,976	17,641	71,557	1,289

Net investment income (loss)	(33,036)	92,237	112,367	(4,832)	492	(76,039)	262,201	16	(308,976)	(16,571)	132,361	1,040

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	577,671	1,615,802	73,899	(27,614)	773,662	1,720,065	(7)	2,584,868	9,141	(126,248)	(648)
Realized gain distribution	-	534,243	2,943,986	92,597	-	-	1,547,081	-	3,264,840	130,495	182,645	-

Realized gain (loss)	-	1,111,914	4,559,788	166,496	(27,614)	773,662	3,267,146	(7)	5,849,708	139,636	56,397	(648)

Change in net unrealized appreciation/depreciation of investments	-	(1,790,548)	(2,087,684)	230,702	44,332	(592,097)	(790,576)	8	(2,893,349)	(117,342)	489,921	1,095

Net gain (loss) on investments	-	(678,634)	2,472,104	397,198	16,718	181,565	2,476,570	1	2,956,359	22,294	546,318	447

Net increase (decrease) in net assets resulting from operations	(33,036)	(586,397)	2,584,471	392,366	17,210	105,526	2,738,771	17	2,647,383	5,723	678,679	1,487

Capital transactions:
Transfer of net premiums	526,825	2,061,741	1,576,179	185,552	58,235	586,545	1,158,541	-	2,011,412	153,843	777,992	74,128
Transfers due to death benefits	(77)	(39,531)	(38,717)	(9,383)	-	(9,954)	(17,955)	-	(186,793)	(8,352)	(16,785)	-
Transfers due to withdrawal of funds	(186,273)	(1,763,841)	(1,094,639)	(405,969)	(6,938)	(249,065)	(963,632)	(1)	(2,012,040)	(224,880)	(287,553)	(8,819)
Transfers due to policy loans, net of repayments	(457)	(382,070)	(603,909)	(8,463)	(3,783)	(200,392)	(277,124)	-	(816,648)	(6,161)	(180,765)	(39)
Transfers due to charges for administrative and insurance costs	(190,964)	(792,038)	(1,193,564)	(70,160)	(17,232)	(322,765)	(595,509)	(230)	(1,882,969)	(88,037)	(384,452)	(20,324)
Transfers between divisions and to/from Guaranteed Principal Account	(128,388)	(1,059,544)	359,863	49,726	(7,208)	2,098,341	(1,553,788)	-	(400,618)	9,609	(135,081)	(13,582)

Net increase (decrease) in net assets resulting from capital transactions	20,666	(1,975,283)	(994,787)	(258,697)	23,074	1,902,710	(2,249,467)	(231)	(3,287,656)	(163,978)	(226,644)	31,364

Total increase (decrease)	(12,370)	(2,561,680)	1,589,684	133,669	40,284	2,008,236	489,304	(214)	(640,273)	(158,255)	452,035	32,851

NET ASSETS, at beginning of the year	4,762,070	23,448,902	24,598,773	2,440,544	110,541	9,406,099	16,298,368	2,113	51,112,401	2,810,404	10,600,246	190,067

NET ASSETS, at end of the year	$4,749,700	$20,887,222	$26,188,457	$2,574,213	$150,825	$11,414,335	$16,787,672	$1,899	$50,472,128	$2,652,149	$11,052,281	$222,918

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Investment Income
Dividends	$523,070	$636	$272,005	$307,580	$380,664	$82,559	$690,253	$63,659	$211	$79,410	$185	$7,634

Expenses
Mortality and expense risk fees	168,118	1,035	91,273	134,082	214,006	56,536	457,417	49,457	787	91,246	56	10,905

Net investment income (loss)	354,952	(399)	180,732	173,498	166,658	26,023	232,836	14,202	(576)	(11,836)	129	(3,271)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	331,669	311	703,671	248,877	340,307	148,517	820,762	218,592	2,860	136,582	48	38,763
Realized gain distribution	2,149,670	-	-	1,362,556	4,265,676	594,587	5,861,018	605,794	4,001	1,826,322	1,492	137,454

Realized gain (loss)	2,481,339	311	703,671	1,611,433	4,605,983	743,104	6,681,780	824,386	6,861	1,962,904	1,540	176,217

Change in net unrealized appreciation/depreciation of investments	(4,425,453)	425	(1,487,098)	(1,678,267)	(4,574,771)	(1,172,438)	(6,882,261)	(844,973)	1,816	(2,981,639)	(2,309)	(399,763)

Net gain (loss) on investments	(1,944,114)	736	(783,427)	(66,834)	31,212	(429,334)	(200,481)	(20,587)	8,677	(1,018,735)	(769)	(223,546)

Net increase (decrease) in net assets resulting from operations	(1,589,162)	337	(602,695)	106,664	197,870	(403,311)	32,355	(6,385)	8,101	(1,030,571)	(640)	(226,817)

Capital transactions:
Transfer of net premiums	1,674,944	-	917,247	1,286,606	2,158,288	481,301	4,726,107	315,401	-	1,005,819	60	25,482
Transfers due to death benefits	(79,785)	-	(101,565)	(33,392)	(50,201)	(10,357)	(124,217)	(110,473)	-	(19,626)	-	(7,837)
Transfers due to withdrawal of funds	(1,337,266)	1	(736,539)	(576,041)	(1,039,536)	(394,407)	(2,663,032)	(466,960)	(2)	(678,460)	-	73
Transfers due to policy loans, net of repayments	(617,587)	-	(289,125)	(251,266)	(662,377)	(210,058)	(1,280,911)	46,772	-	(250,596)	-	-
Transfers due to charges for administrative and insurance costs	(1,015,275)	(2,013)	(453,125)	(832,174)	(1,087,635)	(277,847)	(2,715,586)	(105,586)	(5,813)	(481,426)	(916)	(40,315)
Transfers between divisions and to/from Guaranteed Principal Account	(2,700)	(4,519)	(248,399)	(319,488)	(307,669)	200,971	444,013	(70,209)	-	(21,048)	-	(377,181)

Net increase (decrease) in net assets resulting from capital transactions	(1,377,669)	(6,531)	(911,506)	(725,755)	(989,130)	(210,397)	(1,613,626)	(391,055)	(5,815)	(445,337)	(856)	(399,778)

Total increase (decrease)	(2,966,831)	(6,194)	(1,514,201)	(619,091)	(791,260)	(613,708)	(1,581,271)	(397,440)	2,286	(1,475,908)	(1,496)	(626,595)

NET ASSETS, at beginning of the year	26,280,312	167,598	13,423,353	19,013,090	29,207,131	8,143,727	66,265,541	7,028,266	128,676	13,133,649	13,813	2,353,669

NET ASSETS, at end of the year	$23,313,481	$161,404	$11,909,152	$18,393,999	$28,415,871	$7,530,019	$64,684,270	$6,630,826	$130,962	$11,657,741	$12,317	$1,727,074

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment Income
Dividends	$23,902	$2,762	$1,401	$23,471	$-	$-	$2,210	$67,329	$-	$-	$56,929	$1,212

Expenses
Mortality and expense risk fees	48,313	921	599	9,432	25,539	20,926	828	35,524	116,736	1,205	57,505	1,388

Net investment income (loss)	(24,411)	1,841	802	14,039	(25,539)	(20,926)	1,382	31,805	(116,736)	(1,205)	(576)	(176)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	446,379	11,951	2,127	46,663	371,209	110,873	149	65,557	324,867	714	306,619	14,010
Realized gain distribution	407,452	-	6,195	-	307,969	293,647	4,652	157,111	3,453,533	32,467	-	-

Realized gain (loss)	853,831	11,951	8,322	46,663	679,178	404,520	4,801	222,668	3,778,400	33,181	306,619	14,010

Change in net unrealized appreciation/depreciation of investments	(658,566)	(16,998)	(9,913)	(45,291)	(567,008)	(212,732)	(6,151)	(269,623)	(1,846,832)	(15,933)	(535,688)	(20,491)

Net gain (loss) on investments	195,265	(5,047)	(1,591)	1,372	112,170	191,788	(1,350)	(46,955)	1,931,568	17,248	(229,069)	(6,481)

Net increase (decrease) in net assets resulting from operations	170,854	(3,206)	(789)	15,411	86,631	170,862	32	(15,150)	1,814,832	16,043	(229,645)	(6,657)

Capital transactions:
Transfer of net premiums	394,405	-	-	131,503	257,995	258,723	-	303,289	923,713	7,684	601,877	5,138
Transfers due to death benefits	(1,212)	-	-	(841)	-	-	-	(6,170)	(35,320)	(1,440)	(17,884)	-
Transfers due to withdrawal of funds	(1,324,536)	(232)	(1)	(30,851)	(337,717)	(179,380)	1	(108,879)	(712,145)	(400)	(383,345)	(708)
Transfers due to policy loans, net of repayments	(108,004)	-	-	(33,830)	(132,164)	(89,767)	-	(50,777)	(459,447)	(3,077)	(252,682)	(29)
Transfers due to charges for administrative and insurance costs	(311,879)	(3,026)	(4,736)	(67,731)	(138,797)	(126,989)	(1,608)	(196,252)	(646,435)	(3,698)	(368,264)	(1,928)
Transfers between divisions and to/from Guaranteed Principal Account	(6,532)	40,360	-	117,496	213,456	(7,751)	(38)	83,397	(349,260)	43	(44,748)	(20,197)

Net increase (decrease) in net assets resulting from capital transactions	(1,357,758)	37,102	(4,737)	115,746	(137,227)	(145,164)	(1,645)	24,608	(1,278,894)	(888)	(465,046)	(17,724)

Total increase (decrease)	(1,186,904)	33,896	(5,526)	131,157	(50,596)	25,698	(1,613)	9,458	535,938	15,155	(694,691)	(24,381)

NET ASSETS, at beginning of the year	7,809,251	130,657	105,291	1,235,075	3,285,583	2,834,494	137,981	4,818,850	16,254,249	145,948	8,703,992	229,442

NET ASSETS, at end of the year	$6,622,347	$164,553	$99,765	$1,366,232	$3,234,987	$2,860,192	$136,368	$4,828,308	$16,790,187	$161,103	$8,009,301	$205,061

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Investment Income
Dividends	$2,770	$5,555	$-	$20,889	$20,579	$28,428	$620,538	$-	$14,512	$1,747,443	$3,785	$1,052,234

Expenses
Mortality and expense risk fees	11,741	4,514	41,095	10,945	6,352	7,341	160,512	47,084	3,771	453,968	1,206	408,706

Net investment income (loss)	(8,971)	1,041	(41,095)	9,944	14,227	21,087	460,026	(47,084)	10,741	1,293,475	2,579	643,528

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	59,265	18,711	181,227	27,937	(30,671)	(40,744)	944,603	463,657	(2,447)	1,438,560	776	4,055,557
Realized gain distribution	96,391	65,330	175,550	215,507	117,891	74,669	2,183,226	1,091,851	34,693	3,816,700	19,973	1,384,795

Realized gain (loss)	155,656	84,041	356,777	243,444	87,220	33,925	3,127,829	1,555,508	32,246	5,255,260	20,749	5,440,352

Change in net unrealized appreciation/depreciation of investments	(29,645)	(87,921)	(457,016)	(241,543)	(118,058)	(64,580)	(3,732,231)	(841,027)	(48,992)	(9,758,533)	(38,500)	(5,855,245)

Net gain (loss) on investments	126,011	(3,880)	(100,239)	1,901	(30,838)	(30,655)	(604,402)	714,481	(16,746)	(4,503,273)	(17,751)	(414,893)

Net increase (decrease) in net assets resulting from operations	117,040	(2,839)	(141,334)	11,845	(16,611)	(9,568)	(144,376)	667,397	(6,005)	(3,209,798)	(15,172)	228,635

Capital transactions:
Transfer of net premiums	84,154	33,945	338,921	17,326	373,559	248,657	1,673,771	676,665	128,654	4,897,108	50,450	3,328,162
Transfers due to death benefits	(13,693)	-	(17,016)	(7,571)	-	-	(73,319)	(21,785)	-	(272,007)	-	(961,971)
Transfers due to withdrawal of funds	(72,673)	(16,794)	(480,484)	(1,679)	(6,818)	(339,464)	(1,233,420)	(529,713)	(75,965)	(5,936,354)	(684)	(6,998,341)
Transfers due to policy loans, net of repayments	2,276	(12,173)	(123,207)	127	(16,281)	(82,091)	(339,116)	(452,355)	1,037	(1,249,821)	-	(725,538)
Transfers due to charges for administrative and insurance costs	(31,452)	(22,961)	(158,250)	(28,144)	(193,148)	(58,765)	(1,762,131)	(347,927)	(17,799)	(4,313,971)	(17,962)	(2,156,757)
Transfers between divisions and to/from Guaranteed Principal Account	(13,371)	(733)	(421,578)	(2,423)	59,184	(35,159)	(37,328)	206,528	109	(130,723)	3,408	166,512

Net increase (decrease) in net assets resulting from capital transactions	(44,759)	(18,716)	(861,614)	(22,364)	216,496	(266,822)	(1,771,543)	(468,587)	36,036	(7,005,768)	35,212	(7,347,933)

Total increase (decrease)	72,281	(21,555)	(1,002,948)	(10,519)	199,885	(276,390)	(1,915,919)	198,810	30,031	(10,215,566)	20,040	(7,119,298)

NET ASSETS, at beginning of the year	1,710,078	611,967	6,214,867	2,813,981	797,803	1,041,985	29,791,083	6,627,835	480,942	88,607,590	185,944	69,226,923

NET ASSETS, at end of the year	$1,782,359	$590,412	$5,211,919	$2,803,462	$997,688	$765,595	$27,875,164	$6,826,645	$510,973	$78,392,024	$205,984	$62,107,625

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Small Cap Equity Division

Investment Income
Dividends	$3,847	$1,127	$2,140	$32,493	$2,837	$54,354	$1,074,432	$173,193	$-	$4,611	$13,830	$185,093

Expenses
Mortality and expense risk fees	872	651	1,146	8,604	865	33,700	206,631	70,617	2,280	1,566	4,365	153,544

Net investment income (loss)	2,975	476	994	23,889	1,972	20,654	867,801	102,576	(2,280)	3,045	9,465	31,549

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,071	6,834	11,163	(18,258)	3,576	(24,051)	121,423	244,418	14,932	(18,057)	(16,944)	369,576
Realized gain distribution	-	4,092	-	144,610	9,264	-	155,613	-	41,488	34,205	39,779	3,361,083

Realized gain (loss)	2,071	10,926	11,163	126,352	12,840	(24,051)	277,036	244,418	56,420	16,148	22,835	3,730,659

Change in net unrealized appreciation/depreciation of investments	(12,541)	(13,877)	(12,961)	(167,464)	(15,713)	(97,391)	(1,614,141)	(122,832)	(35,091)	(23,941)	(36,380)	(5,117,021)

Net gain (loss) on investments	(10,470)	(2,951)	(1,798)	(41,112)	(2,873)	(121,442)	(1,337,105)	121,586	21,329	(7,793)	(13,545)	(1,386,362)

Net increase (decrease) in net assets resulting from operations	(7,495)	(2,475)	(804)	(17,223)	(901)	(100,788)	(469,304)	224,162	19,049	(4,748)	(4,080)	(1,354,813)

Capital transactions:
Transfer of net premiums	45,092	51,213	57,988	519,116	28,862	445,735	1,571,798	722,616	111,825	80,149	233,851	1,419,259
Transfers due to death benefits	-	-	-	-	-	(21,660)	(112,538)	(26,015)	(359)	(167)	-	(122,107)
Transfers due to withdrawal of funds	(1,205)	(11,109)	(2,730)	(8,007)	(473)	(331,795)	(1,329,005)	(431,941)	(8,164)	(3,045)	(39,202)	(1,014,117)
Transfers due to policy loans, net of repayments	(747)	(1,013)	(813)	(35,293)	(154)	(109,449)	(401,003)	(330,935)	(5,886)	(4,740)	(169)	(551,091)
Transfers due to charges for administrative and insurance costs	(18,154)	(19,263)	(26,973)	(126,930)	(16,953)	(227,279)	(1,339,864)	(395,354)	(42,717)	(34,653)	(80,945)	(818,239)
Transfers between divisions and to/from Guaranteed Principal Account	6,720	5,813	3,626	14,694	138	49,761	(148,867)	(87,048)	2,841	12,177	(148,727)	(39,742)

Net increase (decrease) in net assets resulting from capital transactions	31,706	25,641	31,098	363,580	11,420	(194,687)	(1,759,479)	(548,677)	57,540	49,721	(35,192)	(1,126,037)

Total increase (decrease)	24,211	23,166	30,294	346,357	10,519	(295,475)	(2,228,783)	(324,515)	76,589	44,973	(39,272)	(2,480,850)

NET ASSETS, at beginning of the year	112,532	78,988	158,172	1,260,851	143,499	4,806,773	38,561,173	9,977,943	322,149	228,664	657,894	22,593,235

NET ASSETS, at end of the year	$136,743	$102,154	$188,466	$1,607,208	$154,018	$4,511,298	$36,332,390	$9,653,428	$398,738	$273,637	$618,622	$20,112,385

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer Money Division	Oppenheimer International Growth Division

Investment Income
Dividends	$-	$1,579	$711	$1,133	$58,000	$49,396	$446,017	$-	$1,095,996	$1,405,237	$505	$281,341

Expenses
Mortality and expense risk fees	85,425	1,392	574	183,532	414,609	16,247	77,349	281,915	527,786	166,909	33,719	171,407

Net investment income (loss)	(85,425)	187	137	(182,399)	(356,609)	33,149	368,668	(281,915)	568,210	1,238,328	(33,214)	109,934

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(4,563)	14,679	(2,502)	(10,335)	2,156,092	148,483	(180,745)	1,791,595	1,419,863	231,506	-	317,198
Realized gain distribution	2,319,973	36,079	-	22	11,102,382	-	-	4,009,352	5,463,974	-	-	1,717,183

Realized gain (loss)	2,315,410	50,758	(2,502)	(10,313)	13,258,474	148,483	(180,745)	5,800,947	6,883,837	231,506	-	2,034,381

Change in net unrealized appreciation/depreciation of investments	(2,900,489)	(64,587)	(7,640)	9,480	(11,115,244)	(181,767)	(160,081)	(2,921,188)	(4,653,365)	(2,136,919)	-	(1,514,774)

Net gain (loss) on investments	(585,079)	(13,829)	(10,142)	(833)	2,143,230	(33,284)	(340,826)	2,879,759	2,230,472	(1,905,413)	-	519,607

Net increase (decrease) in net assets resulting from operations	(670,504)	(13,642)	(10,005)	(183,232)	1,786,621	(135)	27,842	2,597,844	2,798,682	(667,085)	(33,214)	629,541

Capital transactions:
Transfer of net premiums	812,550	67,115	12,540	3,020,154	3,923,885	140,031	1,168,641	2,822,101	4,755,096	2,184,572	629,990	1,928,062
Transfers due to death benefits	(355)	(167)	(35,946)	(1,063,156)	(142,785)	(6,916)	(31,960)	(109,540)	(115,226)	(400,965)	-	(187,549)
Transfers due to withdrawal of funds	(685,883)	(9,401)	(825)	(4,342,398)	(2,901,876)	(271,554)	(482,353)	(1,949,457)	(4,130,332)	(1,918,869)	(653,516)	(926,379)
Transfers due to policy loans, net of repayments	(343,082)	(3,901)	(630)	(525,792)	(1,306,618)	41,741	(134,640)	(858,335)	(1,294,740)	(456,001)	(387)	(320,054)
Transfers due to charges for administrative and insurance costs	(488,889)	(32,345)	(1,017)	(2,445,448)	(2,465,499)	(57,916)	(472,936)	(1,826,439)	(2,964,407)	(1,115,599)	(184,343)	(788,695)
Transfers between divisions and to/from Guaranteed Principal Account	(192,893)	2,871	5,428	(56,197,283)	(367,881)	(6,344)	82,041	(258,667)	(193,745)	(129,507)	264,080	(310,256)

Net increase (decrease) in net assets resulting from capital transactions	(898,552)	24,172	(20,450)	(61,553,923)	(3,260,774)	(160,958)	128,793	(2,180,337)	(3,943,354)	(1,836,369)	55,824	(604,871)

Total increase (decrease)	(1,569,056)	10,530	(30,455)	(61,737,155)	(1,474,153)	(161,093)	156,635	417,507	(1,144,672)	(2,503,454)	22,610	24,670

NET ASSETS, at beginning of the year	12,549,357	201,895	88,827	82,303,326	62,496,492	2,185,105	10,928,721	43,262,734	81,441,078	24,773,685	4,739,460	23,424,232

NET ASSETS, at end of the year	$10,980,301	$212,425	$58,372	$20,566,171	$61,022,339	$2,024,012	$11,085,356	$43,680,241	$80,296,406	$22,270,231	$4,762,070	$23,448,902

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Investment Income
Dividends	$234,473	$22,625	$4,179	$-	$314,545	$25	$-	$-	$373,197	$4,760

Expenses
Mortality and expense risk fees	179,136	18,346	715	67,772	125,329	14	344,708	19,626	83,754	1,031

Net investment income (loss)	55,337	4,279	3,464	(67,772)	189,216	11	(344,708)	(19,626)	289,443	3,729

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	807,152	178,988	(7,232)	548,226	261,312	(5)	1,131,378	90,715	(355,365)	5,046
Realized gain distribution	3,828,527	373,430	-	-	366,193	-	6,862,218	274,469	381,176	-

Realized gain (loss)	4,635,679	552,418	(7,232)	548,226	627,505	(5)	7,993,596	365,184	25,811	5,046

Change in net unrealized appreciation/depreciation of investments	(4,033,439)	(726,045)	(29,775)	412,317	(2,156,029)	(13)	(4,673,717)	(125,471)	(1,131,080)	(12,824)

Net gain (loss) on investments	602,240	(173,627)	(37,007)	960,543	(1,528,524)	(18)	3,319,879	239,713	(1,105,269)	(7,778)

Net increase (decrease) in net assets resulting from operations	657,577	(169,348)	(33,543)	892,771	(1,339,308)	(7)	2,975,171	220,087	(815,826)	(4,049)

Capital transactions:
Transfer of net premiums	1,704,515	192,948	60,271	549,068	1,302,382	-	2,200,581	139,982	890,744	68,433
Transfers due to death benefits	(61,223)	-	-	(5,855)	(58,852)	-	(73,672)	(32,208)	(17,443)	-
Transfers due to withdrawal of funds	(1,643,471)	(128,300)	(1,168)	(347,676)	(791,546)	2	(2,518,850)	(175,456)	(950,763)	(7,610)
Transfers due to policy loans, net of repayments	(541,175)	41,798	(88)	(269,102)	(258,765)	-	(674,565)	52,136	(156,096)	(410)
Transfers due to charges for administrative and insurance costs	(1,139,485)	(62,904)	(17,102)	(300,013)	(593,116)	(205)	(1,824,992)	(91,275)	(399,294)	(24,258)
Transfers between divisions and to/from Guaranteed Principal Account	(153,353)	(69,111)	5,805	(15,752)	(159,142)	-	(148,054)	(57,103)	182,631	12,284

Net increase (decrease) in net assets resulting from capital transactions	(1,834,192)	(25,569)	47,718	(389,330)	(559,039)	(203)	(3,039,552)	(163,924)	(450,221)	48,439

Total increase (decrease)	(1,176,615)	(194,917)	14,175	503,441	(1,898,347)	(210)	(64,381)	56,163	(1,266,047)	44,390

NET ASSETS, at beginning of the year	25,775,388	2,635,461	96,366	8,902,658	18,196,715	2,323	51,176,782	2,754,241	11,866,293	145,677

NET ASSETS, at end of the year	$24,598,773	$2,440,544	$110,541	$9,406,099	$16,298,368	$2,113	$51,112,401	$2,810,404	$10,600,246	$190,067

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fourteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III. Four of the fourteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2016, the Separate Account consists of eighty-five divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

Deutsche Small Cap Index Division	Deutsche Small Cap Index VIP Fund [3]

Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [4]

Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class) [4]

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [5]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6]

Goldman Sachs Mid Cap Value Division	Goldman Mid Cap Value Fund [6]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [7]

Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund [6]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [9]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [9]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [9]

Ivy Funds Asset Strategy Division [19]	Ivy VIP Asset Strategy Portfolio [18,23]

Janus Aspen Balanced Division (Institutional Class)	Janus Aspen Balanced Portfolio (Institutional Class) [10]

Janus Aspen Balanced Division (Service Class)	Janus Aspen Balanced Portfolio (Service Class) [10]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Forty Division (Institutional Class)	Janus Aspen Forty Portfolio (Institutional Class) [10]

Janus Aspen Forty Division (Service Class)	Janus Aspen Forty Portfolio (Service Class) [10]

Janus Aspen Global Research Division (Institutional Class)	Janus Aspen Global Research Portfolio (Institutional Class) [10]

Janus Aspen Global Research Division (Service Class)	Janus Aspen Global Research Portfolio (Service Class) [10]

MFS® Growth Division	MFS® Growth Series [11]

MFS® Investors Trust Division	MFS® Investors Trust Series [11]

MFS® New Discovery Division	MFS® New Discovery Series [11]

MFS® Research Division	MFS® Research Series [11]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [12]

MML Balanced Allocation Division	MML Balanced Allocation Fund [12]

MML Blend Division	MML Blend Fund [13]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Conservative Allocation Division	MML Conservative Allocation Fund [12]

MML Core Allocation Division [19]	MML American Funds® Core Allocation Fund [12]

MML Dynamic Bond Division [19]	MML Dynamic Bond Fund [13]

MML Equity Division	MML Equity Fund [13]

MML Equity Income Division	MML Equity Income Fund [12]

MML Equity Index Division	MML Equity Index Fund [12]

MML Focused Equity Division [19]	MML Focused Equity Fund [12]

MML Foreign Division	MML Foreign Fund [12]

MML Fundamental Growth Division [19]	MML Fundamental Growth Fund [12]

MML Fundamental Value Division [19]	MML Fundamental Value Fund [12]

MML Global Division	MML Global Fund [12]

MML Growth Division [19]	MML American Funds® Growth Fund [12]

MML Growth & Income Division	MML Growth & Income Fund [12]

MML Growth Allocation Division	MML Growth Allocation Fund [12]

MML High Yield Division [19]	MML High Yield Fund [13]

MML Income & Growth Division	MML Income & Growth Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [13]

MML International Division [19]	MML American Funds® International Fund [12]

MML International Equity Division [19]	MML International Equity Fund [12]

MML Large Cap Growth Division	MML Large Cap Growth Fund [12]

MML Managed Bond Division	MML Managed Bond Fund [13]

MML Managed Volatility Division	MML Managed Volatility Fund [12]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [12]

MML Mid Cap Value Division	MML Mid Cap Value Fund [12]

MML Moderate Allocation Division	MML Moderate Allocation Fund [12]

MML Short-Duration Bond Division [19]	MML Short-Duration Bond Fund [13]

MML Small Cap Equity Division	MML Small Cap Equity Fund [13]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small Company Value Division [19]	MML Small Company Value Fund [12]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [12]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [13]

MML Total Return Bond Division [19]	MML Total Return Bond Fund [12]

MML U.S. Government Money Market Division [20]	MML U.S. Government Money Market Fund [13]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA 14

Oppenheimer Conservative Balanced Division	Oppenheimer Conservative Balanced Fund/VA 14

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA 14

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 14

Oppenheimer Global Division	Oppenheimer Global Fund/VA 14

Oppenheimer Global Multi-Alternatives Division	Oppenheimer Global Multi-Alternatives Fund/VA 14

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 14

Oppenheimer Government Money Division [21]	Oppenheimer Government Money Fund/VA 14

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA 14

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA 14

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA 14

PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio [15]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [16]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [16]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [16]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [16]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [16]

Templeton Foreign VIP Division	Templeton Foreign VIP Fund [17]

VY® Clarion Global Real Estate Division [22]	VY® Clarion Global Real Estate Portfolio [8]

In addition to the eighty-five divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Voya Investments, LLC is the investment adviser to this Portfolio.
[9]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[10]	Janus Capital Management, LLC is the investment adviser to the listed Portfolios.
[11]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[13]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[14]	OFI Global Asset Management, Inc. is the investment adviser to the listed Funds/Portfolios.

Notes To Financial Statements (Continued)

[15]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[16]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[17]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[18]	Effective September 30, 2016, Ivy Investment Management Company replaced Waddell & Reed Investment Management Company as investment adviser to this Portfolio.
[19]	This division did not have any investment or unit activity in 2015 and 2016.
[20]	MML U.S. Government Money Market Division was formerly known as MML Money Market Division.
[21]	Oppenheimer Government Money Division was formerly known as Oppenheimer Money Division.
[22]	VY® Clarion Global Real Estate Division was formerly known as VY Clarion Global Real Estate Division.
[23]	Ivy VIP Asset Strategy Portfolio was formerly known as Ivy Funds VIP Asset Strategy Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

Notes To Financial Statements (Continued)

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2016. There have been no transfers between levels for the year ended December 31, 2016.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors and MSD serve as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$6,842,241	$1,600	$2,131,905	$4,424,567	$6,498,829	$1,976,164	$15,023,112	$835,016	$12,000	$3,391,866	$453	$313,234
Proceeds from sales	(6,241,814)	(2,723)	(2,179,193)	(4,010,676)	(4,219,634)	(1,617,012)	(18,529,800)	(1,601,809)	(6,324)	(1,869,932)	(1,033)	(341,626)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Cost of purchases	$1,423,215	$11,236	$4,911	$918,189	$925,464	$865,667	$5,015	$1,438,178	$5,700,436	$47,841	$1,811,545	$32,875
Proceeds from sales	(2,243,732)	(4,892)	(4,911)	(650,702)	(593,259)	(860,891)	(2,571)	(1,705,784)	(4,749,647)	(30,821)	(1,886,458)	(51,358)

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Cost of purchases	$169,236	$135,435	$779,184	$323,142	$849,262	$554,950	$7,192,819	$2,731,984	$260,202	$13,914,751	$189,185	$11,578,714
Proceeds from sales	(211,530)	(86,222)	(1,296,406)	(113,433)	(390,444)	(465,843)	(5,290,516)	(1,921,148)	(48,393)	(13,513,895)	(92,539)	(11,522,706)

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

Cost of purchases	$78,854	$67,367	$152,276	$943,978	$62,000	$1,426,001	$121	$5,471,039	$4,108,479	$319,059	$234,218	$680,440
Proceeds from sales	(64,069)	(24,833)	(109,940)	(389,346)	(29,315)	(1,304,104)	(35)	(7,615,888)	(2,536,915)	(214,386)	(139,161)	(468,582)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division

Cost of purchases	$5,348,293	$4,303,625	$164,771	$38,621	$15,539,781	$15,437,230	$206,102	$3,891,836	$8,797,349	$15,343,144	$4,334,504	$539,855
Proceeds from sales	(5,735,388)	(2,588,523)	(113,804)	(37,663)	(13,937,289)	(12,446,675)	(309,008)	(2,901,811)	(7,176,065)	(13,881,135)	(4,518,588)	(552,012)

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division

Cost of purchases	$3,502,824	$9,205,391	$335,587	$62,147	$3,091,345	$4,639,689	$30	$12,382,017	$262,257	$3,158,335	$165,004
Proceeds from sales	(4,851,614)	(7,239,373)	(506,835)	(38,583)	(1,264,298)	(5,079,186)	(240)	(12,778,943)	(312,800)	(3,070,125)	(131,881)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2016 were as follows:

2016	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Units purchased	906,596	-	354,861	623,876	872,861	207,222	2,089,812	151,661	-	296,155	32	974
Units withdrawn	(1,357,902)	(1,698)	(453,759)	(662,241)	(1,118,934)	(279,748)	(2,463,581)	(565,689)	(4,429)	(372,643)	(487)	(65,426)
Units transferred between divisions and transferred to/from GPA	2,429	-	78,855	(17,745)	(107,027)	(10,705)	(2,805,780)	(49,420)	-	2,177	-	50,478

Net increase (decrease)	(448,878)	(1,698)	(20,043)	(56,110)	(353,100)	(83,230)	(3,179,550)	(463,448)	(4,429)	(74,311)	(455)	(13,973)

2016 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Units purchased	234,931	30,156	-	120,576	109,945	235,661	35,314	125,587	621,223	3,167	584,117	3,114
Units withdrawn	(459,446)	(32,985)	(2,216)	(135,141)	(140,965)	(282,959)	(36,122)	(201,493)	(1,055,247)	(3,968)	(647,905)	(6,446)
Units transferred between divisions and transferred to/from GPA	(431,613)	5,899	-	263,885	7,776	(297,562)	18	(83,454)	(406,216)	(128)	(409,995)	(5,844)

Net increase (decrease)	(656,127)	3,070	(2,216)	249,319	(23,243)	(344,859)	(790)	(159,360)	(840,240)	(929)	(473,782)	(9,176)

2016 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Units purchased	41,321	12,924	113,555	99,110	249,770	123,091	655,205	498,976	93,054	2,099,793	29,458	1,711,006
Units withdrawn	(60,031)	(9,937)	(291,567)	(141,374)	(134,932)	(105,569)	(1,089,823)	(529,927)	(31,517)	(3,340,959)	(11,694)	(2,779,311)
Units transferred between divisions and transferred to/from GPA	(45,740)	(8,371)	(47,712)	(463)	39,558	2,288	(117,435)	(158,113)	48,185	(1,055,015)	13,070	(647,041)

Net increase (decrease)	(64,450)	(5,384)	(225,724)	(42,727)	154,396	19,810	(552,053)	(189,064)	109,723	(2,296,181)	30,834	(1,715,346)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

Units purchased	34,590	22,844	35,440	289,154	22,112	304,832	128	1,016,068	459,370	56,255	33,904	163,927
Units withdrawn	(15,985)	(10,606)	(20,515)	(144,342)	(10,109)	(418,149)	(43)	(1,455,487)	(597,451)	(39,874)	(15,273)	(103,341)
Units transferred between divisions and transferred to/from GPA	(9,566)	2,267	2,561	14,568	(4,518)	133,375	-	(1,001,264)	(190,209)	(354)	2,690	16,103

Net increase (decrease)	9,040	14,504	17,485	159,380	7,485	20,058	85	(1,440,683)	(328,291)	16,027	21,321	76,690

2016 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/ Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division

Units purchased	562,170	401,881	33,008	19,155	3,133,261	2,347,183	110,031	839,709	1,651,175	1,955,689	1,504,085	407,491
Units withdrawn	(839,980)	(464,650)	(19,679)	(54,670)	(7,849,681)	(3,362,355)	(190,503)	(1,016,064)	(2,522,628)	(2,994,229)	(1,884,383)	(293,355)
Units transferred between divisions and transferred to/from GPA	23,364	(15,989)	(1,148)	35,447	7,059,724	(1,774,956)	7,449	735,598	(234,400)	(545,304)	(6,184)	(99,276)

Net increase (decrease)	(254,446)	(78,758)	12,181	(69)	2,343,303	(2,790,128)	(73,023)	559,243	(1,105,852)	(1,583,845)	(386,482)	14,859

2016 (Continued)	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division

Units purchased	1,126,462	887,120	46,604	72,907	210,934	521,053	-	586,786	92,482	580,941	38,377
Units withdrawn	(1,442,851)	(1,450,143)	(120,142)	(34,856)	(268,215)	(757,357)	(143)	(1,286,248)	(176,926)	(584,185)	(14,678)
Units transferred between divisions and transferred to/from GPA	(765,567)	(438,585)	9,904	(9,509)	724,730	(640,649)	-	(274,331)	1,715	(400,969)	(6,863)

Net increase (decrease)	(1,081,957)	(1,001,608)	(63,634)	28,542	667,449	(876,953)	(143)	(973,793)	(82,729)	(404,213)	16,836

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Units purchased	991,961	-	392,621	588,235	943,031	235,582	1,920,545	120,171	1	338,978	28	5,956
Units withdrawn	(1,623,806)	(1,761)	(623,563)	(723,238)	(1,104,719)	(350,634)	(2,449,716)	(260,810)	(4,631)	(454,176)	(445)	(10,524)
Units transferred between divisions and transferred to/from GPA	(88,262)	(4,065)	(112,248)	(191,141)	(226,521)	38,477	(22,920)	(8,714)	-	(25,453)	-	(79,286)

Net increase (decrease)	(720,108)	(5,826)	(343,190)	(326,144)	(388,210)	(76,575)	(552,091)	(149,353)	(4,630)	(140,651)	(417)	(83,854)

2015 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Units purchased	255,653	155	9	112,163	86,839	243,472	5	137,887	486,649	2,803	553,925	2,826
Units withdrawn	(1,042,376)	(2,272)	(2,469)	(106,760)	(189,137)	(351,213)	(737)	(147,409)	(832,565)	(3,005)	(854,048)	(1,510)
Units transferred between divisions and transferred to/from GPA	(21,646)	26,450	-	89,304	60,881	(22,826)	(17)	21,585	(269,291)	(122)	(143,600)	(9,771)

Net increase (decrease)	(808,369)	24,333	(2,460)	94,708	(41,418)	(130,567)	(749)	12,062	(615,207)	(324)	(443,722)	(8,455)

2015 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Units purchased	42,626	13,889	114,320	8,942	177,960	151,921	687,362	547,072	93,354	2,119,764	25,071	1,855,722
Units withdrawn	(57,566)	(20,242)	(251,990)	(16,891)	(97,575)	(337,163)	(1,222,068)	(825,874)	(69,901)	(4,985,388)	(9,165)	(5,721,297)
Units transferred between divisions and transferred to/from GPA	(5,882)	(911)	(118,897)	(1,176)	26,537	(30,400)	(33,122)	(22,854)	909	(268,952)	1,372	(46,041)

Net increase (decrease)	(20,821)	(7,265)	(256,567)	(9,125)	106,922	(215,643)	(567,827)	(301,656)	24,362	(3,134,577)	17,278	(3,911,615)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Small Cap Equity Division

Units purchased	28,703	23,266	26,191	264,936	14,997	321,678	830,438	505,158	36,736	32,158	130,757	615,038
Units withdrawn	(12,458)	(14,098)	(13,766)	(82,111)	(9,079)	(451,703)	(1,532,383)	(731,124)	(18,095)	(16,485)	(66,717)	(957,096)
Units transferred between divisions and transferred to/from GPA	3,537	2,329	1,461	5,717	34	12,814	(74,391)	(108,147)	(601)	3,828	(112,229)	(64,213)

Net increase (decrease)	19,782	11,498	13,886	188,543	5,951	(117,212)	(776,336)	(334,113)	18,040	19,501	(48,189)	(406,271)

2015 (Continued)	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Money Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Units purchased	396,617	24,943	17,292	2,842,090	2,300,866	76,177	963,299	1,505,378	1,905,578	488,310	1,080,249	1,001,030
Units withdrawn	(631,769)	(16,970)	(51,192)	(6,917,806)	(3,560,374)	(185,271)	(876,870)	(2,240,092)	(2,960,604)	(646,350)	(1,726,606)	(1,059,158)
Units transferred between divisions and transferred to/from GPA	(183,334)	935	6,846	(29,042,097)	(442,547)	18,802	17,244	(254,699)	(159,505)	206,119	(94,818)	(170,610)

Net increase (decrease)	(418,486)	8,909	(27,054)	(33,117,813)	(1,702,056)	(90,291)	103,673	(989,413)	(1,214,532)	48,079	(741,175)	(228,738)

2015 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Units purchased	985,665	49,342	65,045	208,948	584,174	-	653,442	66,462	604,749	34,850
Units withdrawn	(1,782,026)	(47,740)	(19,970)	(315,630)	(713,290)	(127)	(1,369,729)	(141,615)	(938,101)	(16,719)
Units transferred between divisions and transferred to/from GPA	(158,900)	(6,829)	6,952	(28,652)	(101,299)	-	(92,083)	4,716	65,205	6,181

Net increase (decrease)	(955,261)	(5,226)	52,027	(135,334)	(230,415)	(127)	(808,370)	(70,437)	(268,147)	24,312

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2016 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2016	12,374,420	$2.22 to $2.46	$26,053,682	2.36%	0.25% to 1.00%	12.36% to 13.20%
2015	12,823,297	1.98 to 2.17	23,313,481	2.10	0.25 to 1.00	(6.56) to (5.86)
2014	13,543,405	2.11 to 2.30	26,280,312	2.04	0.25 to 1.00	11.38 to 12.22
2013	14,350,536	1.90 to 2.05	24,945,163	2.21	0.25 to 1.00	34.47 to 35.48
2012	15,631,500	1.41 to 1.52	20,127,314	2.11	0.25 to 1.00	13.60 to 14.46

American Century VP International Division
2016	143,987	1.04	149,852	1.05	0.60	(6.06)
2015	145,685	1.11	161,404	0.37	0.60	0.16
2014	151,511	1.11	167,598	1.66	0.60	(6.07)
2013	152,989	1.18	180,173	1.67	0.60	21.68
2012	154,576	0.97	149,608	0.83	0.60	20.44

American Century VP Value Division
2016	4,650,196	2.55 to 3.26	14,116,978	1.74	0.25 to 1.00	19.28 to 20.18
2015	4,670,239	2.13 to 2.71	11,909,152	2.13	0.25 to 1.00	(4.84) to (4.12)
2014	5,013,429	2.24 to 2.83	13,423,353	1.54	0.25 to 1.00	11.96 to 12.80
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40
2012	5,437,125	1.54 to 1.91	9,983,419	1.93	0.25 to 1.00	13.43 to 14.29

American Funds® Asset Allocation Division
2016	7,759,152	2.24 to 2.73	19,741,367	1.61	0.25 to 1.00	8.32 to 9.14
2015	7,815,261	2.07 to 2.51	18,393,999	1.63	0.25 to 1.00	0.39 to 1.15
2014	8,141,405	2.06 to 2.48	19,013,090	1.49	0.25 to 1.00	4.35 to 5.13
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38
2012	8,430,898	1.61 to 1.91	15,290,984	1.97	0.25 to 1.00	15.03 to 15.90

American Funds® Growth-Income Division
2016	10,854,731	2.31 to 3.03	30,273,068	1.49	0.25 to 1.00	10.41 to 11.24
2015	11,207,831	2.09 to 2.72	28,415,871	1.30	0.25 to 1.00	0.45 to 1.20
2014	11,596,041	2.09 to 2.69	29,207,131	1.29	0.25 to 1.00	9.53 to 10.36
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17
2012	12,564,342	1.44 to 1.83	21,731,319	1.62	0.25 to 1.00	16.31 to 17.19

Deutsche Small Cap Index Division
2016	3,051,591	2.55 to 3.07	8,778,408	1.07	0.25 to 1.00	19.83 to 20.73
2015	3,134,821	2.13 to 2.54	7,530,019	1.04	0.25 to 1.00	(5.55) to (4.83)
2014	3,211,396	2.25 to 2.67	8,143,727	0.97	0.25 to 1.00	3.70 to 4.48
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29
2012	3,765,778	1.58 to 1.85	6,661,695	0.88	0.25 to 1.00	15.09 to 15.96

Fidelity® VIP Contrafund® Division (Initial Class)
2016	20,547,792	2.71 to 3.71	60,163,736	0.79	0.25 to 1.00	6.93 to 7.74
2015	23,727,342	2.53 to 3.44	64,684,270	1.03	0.25 to 1.00	(0.33) to 0.42
2014	24,279,433	2.54 to 3.43	66,265,541	0.97	0.25 to 1.00	10.83 to 11.66
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96
2012	26,354,237	1.76 to 2.34	49,796,723	1.34	0.25 to 1.00	15.26 to 16.12

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division (Service Class)
2016	2,087,051	$2.76 to $2.91	$5,778,438	0.67%	0.60% to 0.75%	7.11% to 7.27%
2015	2,550,500	2.57 to 2.71	6,630,826	0.93	0.60 to 0.75	(0.19) to (0.04)
2014	2,699,853	2.58 to 2.71	7,028,266	0.87	0.60 to 0.75	10.98 to 11.15
2013	2,868,191	2.32 to 2.44	6,732,673	1.00	0.60 to 0.75	30.17 to 30.36
2012	2,893,279	1.79 to 1.87	5,213,815	1.27	0.60 to 0.75	15.44 to 15.61

Fidelity® VIP Growth Division
2016	97,277	1.29	125,401	-	0.60	0.11
2015	101,707	1.29	130,962	0.16	0.60	6.41
2014	106,337	1.21	128,676	0.11	0.60	10.52
2013	84,610	1.09	92,635	0.20	0.60	35.39
2012	86,095	0.81	69,623	0.51	0.60	13.86

Franklin Small Cap Value VIP Division
2016	3,833,362	3.03 to 4.14	14,645,535	0.81	0.25 to 1.00	28.90 to 29.86
2015	3,907,673	2.35 to 3.19	11,657,741	0.63	0.25 to 1.00	(8.31) to (7.62)
2014	4,048,324	2.56 to 3.45	13,133,649	0.62	0.25 to 1.00	(0.43) to 0.32
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90
2012	4,290,084	1.91 to 2.53	10,293,380	0.78	0.25 to 1.00	17.21 to 18.09

Goldman Sachs Large Cap Value Division
2016	5,759	2.10 to 2.29	12,676	2.19	0.30 to 0.60	10.92 to 11.25
2015	6,214	1.89 to 2.05	12,317	1.41	0.30 to 0.60	(4.98) to (4.70)
2014	6,631	1.99 to 2.16	13,813	1.42	0.30 to 0.60	12.26 to 12.60
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83
2012	409,388	1.34 to 1.44	589,678	1.47	0.30 to 0.60	18.41 to 18.77

Goldman Sachs Mid Cap Value Division
2016	366,080	5.06 to 5.39	1,896,554	1.45	0.30 to 0.60	12.85 to 13.19
2015	380,053	4.48 to 4.76	1,727,074	0.35	0.30 to 0.60	(9.79) to (9.51)
2014	463,907	4.97 to 5.26	2,353,669	1.00	0.30 to 0.60	12.89 to 13.23
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49
2012	473,181	3.33 to 3.51	1,604,940	0.98	0.30 to 0.60	17.76 to 18.11

Goldman Sachs Strategic Growth Division
2016	3,214,153	1.66 to 2.18	5,877,315	0.60	0.25 to 1.00	0.97 to 1.73
2015	3,870,281	1.64 to 2.16	6,622,347	0.34	0.25 to 1.00	2.37 to 3.14
2014	4,678,650	1.59 to 2.11	7,809,251	0.37	0.25 to 1.00	12.51 to 13.36
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09
2012	5,767,893	1.06 to 1.43	6,511,917	0.68	0.25 to 1.00	18.69 to 19.59

Goldman Sachs Strategic International Equity Division
2016	123,282	1.32	163,172	2.17	0.60	(3.31)
2015	120,212	1.37	164,553	1.80	0.60	0.45
2014	95,879	1.36	130,657	3.63	0.60	(8.10)
2013	93,783	1.48	139,057	1.73	0.60	23.46
2012	166,709	1.20	200,215	2.21	0.60	20.51

Goldman Sachs U.S. Equity Insights Division
2016	50,321	2.07 to 2.47	105,142	1.34	0.30 to 0.60	10.07 to 10.40
2015	52,537	1.88 to 2.24	99,765	1.36	0.30 to 0.60	(0.79) to (0.49)
2014	54,997	1.90 to 2.25	105,291	1.32	0.30 to 0.60	15.67 to 16.02
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11
2012	94,694	1.20 to 1.41	114,279	1.58	0.30 to 0.60	13.77 to 14.11

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Diversified Dividend Division
2016	1,387,698	$1.10 to $1.43	$1,834,236	1.34%	0.25% to 1.00%	13.67% to 14.53%
2015	1,138,379	0.97 to 1.25	1,366,232	1.76	0.25 to 1.00	1.05 to 1.81
2014	1,043,671	0.96 to 1.22	1,235,075	1.74	0.25 to 1.00	11.71 to 12.55
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71
2012	912,387	0.66 to 0.83	734,676	1.93	0.25 to 1.00	17.54 to 18.43

Invesco V.I. Global Health Care Division
2016	1,019,247	2.45 to 2.93	2,776,539	-	0.25 to 1.00	(12.34) to (11.68)
2015	1,042,490	2.80 to 3.32	3,234,987	-	0.25 to 1.00	2.14 to 2.91
2014	1,083,908	2.74 to 3.22	3,285,583	-	0.25 to 1.00	18.48 to 19.37
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19
2012	991,027	1.66 to 1.93	1,814,633	-	0.25 to 1.00	19.69 to 20.60

Invesco V.I. Technology Division
2016	2,238,489	1.25 to 1.84	2,719,502	-	0.25 to 1.00	(1.74) to (1.00)
2015	2,583,348	1.26 to 1.87	2,860,192	-	0.25 to 1.00	5.75 to 6.55
2014	2,713,915	1.18 to 1.77	2,834,494	-	0.25 to 1.00	9.95 to 10.77
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.90 to 24.83
2012	3,242,771	0.86 to 1.30	2,433,172	-	0.25 to 1.00	10.17 to 11.00

Janus Aspen Balanced Division (Institutional Class)
2016	61,526	2.28	139,996	2.23	0.60	3.98
2015	62,316	2.19	136,368	1.60	0.60	0.02
2014	63,065	2.19	137,981	1.76	0.60	7.86
2013	63,756	2.03	129,329	2.28	0.60	19.44
2012	64,420	1.70	109,412	1.96	0.60	12.94

Janus Aspen Balanced Division (Service Class)
2016	1,827,242	2.30 to 2.69	4,604,449	1.88	0.25 to 1.00	3.29 to 4.06
2015	1,986,602	2.23 to 2.59	4,828,308	1.37	0.25 to 1.00	(0.59) to 0.16
2014	1,974,540	2.24 to 2.58	4,818,850	1.52	0.25 to 1.00	7.16 to 7.97
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50
2012	1,825,433	1.76 to 2.00	3,485,364	2.54	0.25 to 1.00	12.24 to 13.09

Janus Aspen Forty Division (Institutional Class)
2016	6,444,964	2.01 to 2.51	15,917,705	-	0.25 to 0.75	1.43 to 1.94
2015	7,285,204	1.97 to 2.48	16,790,187	-	0.25 to 0.75	11.38 to 11.94
2014	7,900,411	1.76 to 2.23	16,254,249	0.16	0.25 to 0.75	7.92 to 8.46
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90
2012	8,983,565	1.24 to 1.58	13,136,305	0.71	0.25 to 0.75	23.23 to 23.85

Janus Aspen Forty Division (Service Class)
2016	51,790	3.01 to 3.52	159,130	-	0.50 to 1.00	0.93 to 1.44
2015	52,719	2.98 to 3.47	161,103	-	0.50 to 1.00	10.82 to 11.38
2014	53,043	2.69 to 3.11	145,948	0.03	0.50 to 1.00	7.39 to 7.93
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23
2012	56,359	1.93 to 2.22	110,861	0.58	0.50 to 1.00	22.62 to 23.24

Janus Aspen Global Research Division (Institutional Class)
2016	6,626,717	1.00 to 1.26	8,012,754	1.09	0.25 to 0.75	1.30 to 1.81
2015	7,100,500	0.99 to 1.24	8,009,301	0.64	0.25 to 0.75	(3.02) to (2.53)
2014	7,544,222	1.01 to 1.28	8,703,992	1.08	0.25 to 0.75	6.64 to 7.18
2013	7,978,142	0.94 to 1.20	8,604,397	1.22	0.25 to 0.75	27.47 to 28.11
2012	9,021,897	0.74 to 0.94	7,538,879	0.88	0.25 to 0.75	19.18 to 19.78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Global Research Division (Service Class)
2016	98,437	$1.63 to $2.05	$188,301	0.93%	0.50% to 1.00%	0.81% to 1.31%
2015	107,614	1.62 to 2.02	205,061	0.52	0.50 to 1.00	(3.50) to (3.02)
2014	116,069	1.68 to 2.08	229,442	0.98	0.50 to 1.00	6.11 to 6.65
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44
2012	86,780	1.25 to 1.53	118,604	0.79	0.50 to 1.00	18.66 to 19.26

MFS® Growth Division
2016	779,721	2.07 to 2.58	1,679,387	0.04	0.30 to 0.75	1.68 to 2.14
2015	844,171	2.04 to 2.52	1,782,359	0.16	0.30 to 0.75	6.76 to 7.24
2014	864,992	1.91 to 2.35	1,710,078	0.10	0.30 to 0.75	8.13 to 8.62
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44
2012	1,088,673	1.30 to 1.59	1,469,553	-	0.30 to 0.75	16.51 to 17.03

MFS® Investors Trust Division
2016	223,153	2.43 to 2.98	620,082	0.85	0.25 to 1.00	7.51 to 8.32
2015	228,537	2.26 to 2.75	590,412	0.91	0.25 to 1.00	(0.78) to (0.03)
2014	235,802	2.28 to 2.76	611,967	0.95	0.25 to 1.00	9.90 to 10.73
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72
2012	232,322	1.59 to 1.89	416,283	0.88	0.25 to 1.00	17.99 to 18.88

MFS® New Discovery Division
2016	1,531,613	2.34 to 3.34	4,871,802	-	0.25 to 1.00	7.97 to 8.78
2015	1,757,337	2.17 to 3.07	5,211,919	-	0.25 to 1.00	(2.86) to (2.13)
2014	2,013,904	2.23 to 3.14	6,214,867	-	0.25 to 1.00	(8.18) to (7.49)
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17
2012	2,251,131	1.73 to 2.40	5,398,216	-	0.25 to 1.00	20.02 to 20.92

MFS® Research Division
2016	1,223,807	2.06 to 2.50	2,944,485	0.79	0.30 to 0.75	7.93 to 8.41
2015	1,266,534	1.91 to 2.30	2,803,462	0.74	0.30 to 0.75	0.05 to 0.50
2014	1,275,659	1.91 to 2.29	2,813,981	0.80	0.30 to 0.75	9.38 to 9.87
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89
2012	1,389,186	1.33 to 1.58	2,071,947	0.79	0.30 to 0.75	16.39 to 16.92

MML Aggressive Allocation Division
2016	656,421	1.46 to 2.37	1,417,645	1.61	0.50 to 0.75	7.73 to 8.00
2015	502,025	1.35 to 2.19	997,688	2.09	0.50 to 0.75	(1.58) to (1.34)
2014	395,103	1.37 to 2.22	797,803	1.13	0.50 to 0.75	5.06 to 5.32
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75
2012	191,547	1.03 to 1.66	289,202	0.82	0.50 to 0.75	14.87 to 15.15

MML Asset Allocation Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	3.18	0.50 to 0.70	5.77 to 5.84

MML Balanced Allocation Division
2016	526,881	1.32 to 1.94	834,812	2.14	0.50 to 0.75	5.36 to 5.62
2015	507,071	1.25 to 1.84	765,595	2.71	0.50 to 0.75	(1.11) to (0.86)
2014	722,714	1.26 to 1.86	1,041,985	2.63	0.50 to 0.75	4.56 to 4.82
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92
2012	187,185	1.06 to 1.56	275,668	1.79	0.50 to 0.75	11.56 to 11.84

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2016	9,055,194	$2.23 to $2.41	$29,068,771	2.14%	0.25% to 1.00%	8.33% to 9.15%
2015	9,607,247	2.06 to 2.21	27,875,164	2.13	0.25 to 1.00	(0.92) to (0.17)
2014	10,175,074	2.08 to 2.21	29,791,083	2.07	0.25 to 1.00	9.88 to 10.71
2013	10,923,359	1.89 to 2.00	29,496,182	2.04	0.25 to 1.00	19.12 to 20.01
2012	11,696,492	1.59 to 1.66	26,673,699	2.10	0.25 to 1.00	11.52 to 12.36

MML Blue Chip Growth Division
2016	4,084,720	1.30 to 2.07	6,860,480	-	0.25 to 1.00	(0.09) to 0.66
2015	4,273,783	1.30 to 2.08	6,826,645	-	0.25 to 1.00	9.99 to 10.82
2014	4,575,439	1.17 to 1.89	6,627,835	-	0.25 to 1.00	8.04 to 8.85
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98
2012	4,894,496	0.76 to 1.25	4,588,117	0.09	0.25 to 1.00	17.13 to 18.02

MML Concentrated Growth Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.61	0.50 to 0.70	10.61 to 10.68

MML Conservative Allocation Division
2016	505,476	1.28 to 1.85	708,861	2.41	0.50 to 0.75	4.99 to 5.26
2015	395,753	1.22 to 1.76	510,973	2.83	0.50 to 0.75	(1.12) to (0.88)
2014	371,391	1.23 to 1.78	480,942	3.21	0.50 to 0.75	4.34 to 4.60
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76
2012	66,623	1.07 to 1.53	86,570	2.17	0.50 to 0.75	10.57 to 10.85

MML Emerging Growth Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	0.25 to 1.00	6.61 to 6.87

MML Enhanced Index Core Equity Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.23	0.25 to 1.00	8.55 to 8.82

MML Equity Division
2016	26,016,480	2.05 to 2.17	81,773,406	1.74	0.25 to 1.00	11.48 to 12.31
2015	28,312,661	1.82 to 1.95	78,392,024	2.07	0.25 to 1.00	(4.39) to (3.67)
2014	31,447,238	1.89 to 2.03	88,607,590	1.89	0.25 to 1.00	10.46 to 11.29
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94
2012	37,814,530	1.28 to 1.40	74,739,653	1.93	0.25 to 1.00	14.89 to 15.76

MML Equity Income Division
2016	135,984	2.29 to 2.33	314,739	2.12	0.50 to 0.70	17.86 to 18.09
2015	105,150	1.95 to 1.98	205,984	1.94	0.50 to 0.70	(7.53) to (7.35)
2014	87,872	2.11 to 2.13	185,944	1.74	0.50 to 0.70	6.79 to 7.01
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28
2012	56,231	1.53 to 1.54	86,129	2.00	0.50 to 0.70	16.50 to 16.73

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Division
2016	29,623,801	$2.38 to $2.52	$66,482,551	1.87%	0.25% to 1.00%	10.51% to 11.34%
2015	31,339,147	2.16 to 2.27	62,107,625	1.65	0.25 to 1.00	0.16 to 0.92
2014	35,250,762	2.15 to 2.25	69,226,923	1.55	0.25 to 1.00	12.22 to 13.07
2013	36,579,510	1.92 to 1.99	64,323,607	1.65	0.25 to 1.00	30.71 to 31.69
2012	39,846,325	1.47 to 1.51	53,232,183	1.66	0.25 to 1.00	14.54 to 15.40

MML Foreign Division
2016	100,342	1.50 to 1.53	151,333	1.98	0.50 to 0.70	0.73 to 0.94
2015	91,302	1.49 to 1.52	136,743	2.92	0.50 to 0.70	(4.84) to (4.65)
2014	71,520	1.57 to 1.59	112,532	2.35	0.50 to 0.70	(7.62) to (7.43)
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20
2012	44,972	1.42 to 1.43	63,764	2.08	0.50 to 0.70	18.23 to 18.47

MML Global Division
2016	61,934	2.30 to 2.34	142,622	1.14	0.50 to 0.70	6.79 to 7.00
2015	47,430	2.15 to 2.18	102,154	1.19	0.50 to 0.70	(2.04) to (1.85)
2014	35,932	2.20 to 2.23	78,988	0.90	0.50 to 0.70	3.27 to 3.48
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70
2012	24,024	1.67 to 1.68	40,125	1.03	0.50 to 0.70	22.92 to 23.17

MML Growth & Income Division
2016	103,011	2.37 to 2.41	245,567	1.09	0.50 to 0.70	8.02 to 8.23
2015	85,526	2.20 to 2.23	188,466	1.23	0.50 to 0.70	(0.21) to (0.01)
2014	71,640	2.20 to 2.23	158,172	1.20	0.50 to 0.70	10.41 to 10.63
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87
2012	47,053	1.52 to 1.53	71,378	1.23	0.50 to 0.70	18.65 to 18.89

MML Growth Allocation Division
2016	1,002,307	1.41 to 2.20	2,086,469	1.82	0.50 to 0.75	6.77 to 7.04
2015	842,927	1.32 to 2.05	1,607,208	2.30	0.50 to 0.75	(1.46) to (1.21)
2014	654,384	1.34 to 2.08	1,260,851	1.45	0.50 to 0.75	4.98 to 5.24
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03
2012	162,815	1.05 to 1.62	242,187	1.40	0.50 to 0.75	13.63 to 13.92

MML Income & Growth Division
2016	86,471	2.24 to 2.27	194,847	1.79	0.50 to 0.70	15.59 to 15.82
2015	78,986	1.94 to 1.96	154,018	1.93	0.50 to 0.70	(0.79) to (0.59)
2014	73,035	1.95 to 1.97	143,499	1.93	0.50 to 0.70	8.46 to 8.67
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99
2012	77,881	1.45 to 1.47	113,893	1.11	0.50 to 0.70	11.18 to 11.40

MML Inflation-Protected and Income Division
2016	3,068,133	1.40 to 1.66	4,744,436	2.41	0.25 to 1.00	4.17 to 4.95
2015	3,048,075	1.35 to 1.59	4,511,298	1.15	0.25 to 1.00	(2.49) to (1.75)
2014	3,165,287	1.38 to 1.61	4,806,773	2.77	0.25 to 1.00	2.42 to 3.19
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)
2012	4,344,169	1.49 to 1.72	7,141,208	3.18	0.25 to 1.00	5.82 to 6.62

MML Large Cap Growth Division
2016	85	0.99	84.00	-	0.75	(0.38)

MML Managed Bond Division
2016	14,700,378	1.56 to 2.33	33,995,060	2.81	0.25 to 1.00	1.73 to 2.49
2015	16,141,060	1.54 to 2.28	36,332,390	2.80	0.25 to 1.00	(1.74) to (1.00)
2014	16,917,396	1.56 to 2.30	38,561,173	3.21	0.25 to 1.00	5.40 to 6.19
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)
2012	19,110,549	1.52 to 2.21	42,140,565	2.87	0.25 to 1.00	4.72 to 5.51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Volatility Division
2016	5,632,424	$1.74 to $1.84	$9,604,162	1.76%	0.25% to 1.00%	2.66% to 3.43%
2015	5,960,715	1.69 to 1.78	9,653,428	1.76	0.25 to 1.00	1.98 to 2.75
2014	6,294,828	1.66 to 1.73	9,977,943	0.70	0.25 to 1.00	3.36 to 4.14
2013	6,561,481	1.60 to 1.66	10,035,349	1.41	0.25 to 1.00	16.66 to 17.54
2012	6,753,003	1.37 to 1.42	8,830,980	0.70	0.25 to 1.00	12.03 to 12.88

MML Mid Cap Growth Division
2016	142,695	3.31 to 3.36	473,765	-	0.50 to 0.70	5.55 to 5.76
2015	126,669	3.13 to 3.18	398,738	-	0.50 to 0.70	6.04 to 6.25
2014	108,629	2.95 to 2.99	322,149	-	0.50 to 0.70	12.48 to 12.70
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01
2012	74,452	1.93 to 1.95	144,247	-	0.50 to 0.70	12.99 to 13.21

MML Mid Cap Value Division
2016	129,109	3.09 to 3.14	401,358	1.57	0.50 to 0.70	22.37 to 22.62
2015	107,789	2.53 to 2.56	273,637	1.89	0.50 to 0.70	(2.14) to (1.95)
2014	88,288	2.58 to 2.61	228,664	1.64	0.50 to 0.70	15.85 to 16.08
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78
2012	59,325	1.72 to 1.73	102,193	1.67	0.50 to 0.70	15.89 to 16.12

MML Moderate Allocation Division
2016	459,928	1.35 to 2.05	812,213	2.17	0.50 to 0.75	6.09 to 6.35
2015	383,238	1.28 to 1.93	618,622	2.21	0.50 to 0.75	(1.38) to (1.14)
2014	431,427	1.29 to 1.95	657,894	1.75	0.50 to 0.75	4.83 to 5.09
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98
2012	246,607	1.06 to 1.58	297,223	1.79	0.50 to 0.75	12.32 to 12.61

MML NASDAQ-100® Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.43	0.25 to 1.00	15.66 to 15.95

MML Small Cap Equity Division
2016	7,714,232	2.41 to 3.32	22,563,331	1.07	0.25 to 1.00	17.04 to 17.92
2015	7,968,678	2.06 to 2.82	20,112,385	0.84	0.25 to 1.00	(6.57) to (5.87)
2014	8,374,949	2.21 to 2.99	22,593,235	0.97	0.25 to 1.00	11.04 to 11.88
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67
2012	9,408,369	1.42 to 1.90	16,299,260	-	0.25 to 1.00	17.20 to 18.09

MML Small Cap Growth Equity Division
2016	4,871,665	2.57 to 2.81	12,102,946	-	0.25 to 1.00	11.63 to 12.46
2015	4,950,423	2.30 to 2.50	10,980,301	-	0.25 to 1.00	(6.04) to (5.34)
2014	5,368,909	2.45 to 2.64	12,549,357	-	0.25 to 1.00	4.85 to 5.64
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14
2012	5,685,483	1.59 to 1.69	8,576,441	-	0.25 to 1.00	12.28 to 13.13

MML Small Cap Index Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.02	0.50 to 0.70	7.52 to 7.59

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small/Mid Cap Value Division
2016	95,069	$3.17 to $3.22	$302,935	0.56%	0.50% to 0.70%	24.23% to 24.47%
2015	82,888	2.55 to 2.59	212,425	0.74	0.50 to 0.70	(6.19) to (6.00)
2014	73,979	2.72 to 2.75	201,895	0.65	0.50 to 0.70	8.68 to 8.90
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49
2012	54,691	1.82 to 1.84	99,971	0.73	0.50 to 0.70	18.23 to 18.47

MML Strategic Emerging Markets Division
2016	91,514	0.67 to 1.02	61,651	0.37	0.75	5.70 to 6.49
2015	91,582	0.64 to 0.96	58,372	0.93	0.75	to (14.87)
2014	118,636	0.75	88,827	0.37	0.75	to (6.11)
2013	83,475	0.80	66,571	-	0.75	to (7.12)
2012	35,608	0.86	30,574	0.23	0.75	to 15.33

MML U.S. Government Money Market Division
2016	19,781,273	1.02 to 1.33	22,189,202	-	0.25 to 1.00	(0.89) to (0.14)
2015	17,437,970	1.03 to 1.33	20,566,171	-	0.25 to 1.00	(0.99) to (0.24)
2014	50,555,783	1.04 to 1.34	82,303,326	-	0.25 to 1.00	(1.00) to (0.25)
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)
2012	52,882,289	1.06 to 1.34	86,598,868	-	0.25 to 1.00	(1.00) to (0.25)

Oppenheimer Capital Appreciation Division
2016	27,159,946	1.89 to 2.45	56,569,215	0.41	0.25 to 1.00	(3.17) to (2.45)
2015	29,950,074	1.95 to 2.51	61,022,339	0.09	0.25 to 1.00	2.51 to 3.29
2014	31,652,130	1.90 to 2.43	62,496,492	0.44	0.25 to 1.00	14.26 to 15.12
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42
2012	35,775,295	1.30 to 1.63	48,285,194	0.65	0.25 to 1.00	12.98 to 13.83

Oppenheimer Conservative Balanced Division
2016	1,050,115	1.88 to 2.97	1,976,988	2.40	0.30 to 0.75	4.48 to 4.94
2015	1,123,138	1.80 to 2.83	2,024,012	2.27	0.30 to 0.75	0.08 to 0.53
2014	1,213,429	1.80 to 2.82	2,185,105	2.11	0.30 to 0.75	7.39 to 7.87
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83
2012	1,236,022	1.49 to 2.31	1,844,200	1.43	0.30 to 0.75	11.50 to 12.00

Oppenheimer Core Bond Division
2016	9,177,870	1.06 to 1.51	11,993,297	3.70	0.25 to 1.00	2.24 to 3.01
2015	8,618,628	1.04 to 1.46	11,085,356	3.99	0.25 to 1.00	(0.04) to 0.71
2014	8,514,955	1.04 to 1.45	10,928,721	5.20	0.25 to 1.00	6.20 to 7.00
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)
2012	8,000,160	0.99 to 1.36	9,724,136	4.91	0.25 to 1.00	9.19 to 10.02

Oppenheimer Discovery Mid Cap Growth Division
2016	19,159,429	2.05 to 2.18	42,958,174	-	0.25 to 1.00	1.32 to 2.08
2015	20,265,281	2.02 to 2.13	43,680,241	-	0.25 to 1.00	5.55 to 6.34
2014	21,254,694	1.91 to 2.00	43,262,734	-	0.25 to 1.00	4.73 to 5.52
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64
2012	23,765,600	1.36 to 1.40	34,288,188	-	0.25 to 1.00	15.29 to 16.16

Oppenheimer Global Division
2016	24,862,420	2.37 to 3.93	75,843,398	1.07	0.25 to 1.00	(0.91) to (0.17)
2015	26,446,265	2.39 to 3.94	80,296,406	1.30	0.25 to 1.00	2.91 to 3.68
2014	27,660,797	2.32 to 3.80	81,441,078	1.10	0.25 to 1.00	1.27 to 2.04
2013	29,194,743	2.29 to 3.72	84,615,167	1.37	0.25 to 1.00	26.04 to 26.99
2012	30,272,922	1.82 to 2.93	69,631,460	2.14	0.25 to 1.00	20.06 to 20.96

Oppenheimer Global Multi-Alternatives Division
2016	-	1.02	5	-	0.75	3.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Strategic Income Division
2016	10,096,940	$1.71 to $2.52	$22,381,947	4.98%	0.25% to 1.00%	5.48% to 6.27%
2015	10,483,422	1.62 to 2.37	22,270,231	5.81	0.25 to 1.00	(3.23) to (2.50)
2014	11,224,597	1.68 to 2.43	24,773,685	4.29	0.25 to 1.00	1.82 to 2.58
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)
2012[7]	12,149,528	1.66 to 2.38	26,673,790	5.62	0.25 to 1.00	12.40 to 13.25

Oppenheimer Government Money Division
2016	3,719,041	1.29 to 1.57	4,749,700	0.01	0.30 to 0.75	(0.73) to (0.29)
2015	3,704,182	1.30 to 1.57	4,762,070	0.01	0.30 to 0.75	(0.73) to (0.28)
2014	3,656,103	1.31 to 1.57	4,739,460	0.01	0.30 to 0.75	(0.74) to (0.28)
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)
2012	8,875,425	1.33 to 1.58	11,560,192	0.01	0.30 to 0.75	(0.74) to (0.29)

Oppenheimer High Income Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.17	0.25 to 1.00	11.92 to 12.62

Oppenheimer International Growth Division
2016	10,295,874	2.12 to 2.28	20,887,222	1.11	0.25 to 1.00	(3.09) to (2.36)
2015	11,377,830	2.17 to 2.35	23,448,902	1.16	0.25 to 1.00	2.40 to 3.17
2014	11,606,568	2.10 to 2.29	23,424,232	1.17	0.25 to 1.00	(8.14) to (7.45)
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55
2012	12,037,547	1.81 to 2.00	21,261,385	1.47	0.25 to 1.00	21.00 to 21.91

Oppenheimer Main Street Division
2016	11,728,522	2.02 to 2.33	26,188,457	1.12	0.25 to 1.00	10.51 to 11.34
2015	12,730,130	1.81 to 2.11	24,598,773	0.92	0.25 to 1.00	2.30 to 3.07
2014	13,685,391	1.76 to 2.06	25,775,388	0.84	0.25 to 1.00	9.60 to 10.43
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44
2012	15,305,185	1.21 to 1.44	20,075,764	0.97	0.25 to 1.00	15.71 to 16.58

Oppenheimer Main Street Small Cap Division
2016	578,567	4.44 to 4.75	2,574,213	0.52	0.30 to 0.75	17.17 to 17.70
2015	642,202	3.79 to 4.04	2,440,544	0.87	0.30 to 0.75	(6.60) to (6.18)
2014	647,428	4.05 to 4.30	2,635,461	0.89	0.30 to 0.75	11.10 to 11.60
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59
2012	783,075	2.61 to 2.74	2,057,667	0.55	0.30 to 0.75	17.10 to 17.63

Panorama Growth Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	1.26	0.60 to 0.75	14.08 to 14.14

Panorama Total Return Division
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.59	0.60 to 0.75	5.96 to 6.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
PIMCO CommodityRealReturn® Strategy Division
2016	174,652	$0.86 to $0.87	$150,825	1.02%	0.50% to 0.70%	14.07% to 14.30%
2015	146,111	0.75 to 0.76	110,541	3.83	0.50 to 0.70	(26.18) to (26.03)
2014	94,084	1.02 to 1.03	96,366	0.28	0.50 to 0.70	(19.19) to (19.03)
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)
2012	47,773	1.49 to 1.50	71,399	2.45	0.50 to 0.70	4.39 to 4.60

T. Rowe Price Blue Chip Growth Division
2016	3,754,474	2.61 to 3.27	11,414,335	-	0.25 to 1.00	(0.22) to 0.53
2015	3,087,025	2.62 to 3.26	9,406,099	-	0.25 to 1.00	9.95 to 10.77
2014	3,222,359	2.38 to 2.94	8,902,658	-	0.25 to 1.00	8.08 to 8.89
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80
2012	3,243,806	1.58 to 1.92	5,893,798	0.15	0.25 to 1.00	17.08 to 17.96

T. Rowe Price Equity Income Division
2016	6,258,863	2.30 to 2.89	16,787,672	2.28	0.25 to 1.00	17.99 to 18.87
2015	7,135,816	1.95 to 2.43	16,298,368	1.82	0.25 to 1.00	(7.78) to (7.09)
2014	7,366,231	2.12 to 2.62	18,196,715	1.75	0.25 to 1.00	6.31 to 7.11
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40
2012	7,662,547	1.55 to 1.89	13,780,545	2.17	0.25 to 1.00	15.98 to 16.86

T. Rowe Price Limited-Term Bond Division
2016	1,178	1.61	1,899	1.35	0.60	0.76
2015	1,321	1.60	2,113	1.13	0.60	(0.29)
2014	1,448	1.60	2,323	1.31	0.60	0.04
2013	4,694	1.60	7,527	1.54	0.60	(0.47)
2012	4,843	1.61	7,802	2.06	0.60	1.85

T. Rowe Price Mid-Cap Growth Division
2016	12,268,733	3.44 to 5.42	50,472,128	-	0.25 to 1.00	5.20 to 5.99
2015	13,242,525	3.27 to 5.12	51,112,401	-	0.25 to 1.00	5.50 to 6.30
2014	14,050,895	3.10 to 4.81	51,176,782	-	0.25 to 1.00	11.99 to 12.83
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35
2012	17,542,488	2.04 to 3.13	42,564,470	-	0.25 to 1.00	12.76 to 13.61

T. Rowe Price New America Growth Division
2016	1,228,656	2.09 to 2.64	2,652,149	0.04	0.30 to 0.75	0.55 to 1.00
2015	1,311,385	2.08 to 2.61	2,810,404	-	0.30 to 0.75	7.79 to 8.27
2014	1,381,822	1.93 to 2.42	2,754,241	-	0.30 to 0.75	8.52 to 9.01
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60
2012	1,675,727	1.30 to 1.61	2,246,293	0.50	0.30 to 0.75	12.27 to 12.78

Templeton Foreign VIP Division
2016	6,626,209	1.68 to 1.76	11,052,281	1.93	0.25 to 1.00	6.11 to 6.91
2015	7,030,422	1.57 to 1.66	10,600,246	3.22	0.25 to 1.00	(7.42) to (6.73)
2014	7,298,569	1.68 to 1.79	11,866,293	1.87	0.25 to 1.00	(12.02) to (11.35)
2013	7,354,962	1.90 to 2.04	13,555,490	2.36	0.25 to 1.00	21.75 to 22.66
2012	7,730,866	1.55 to 1.67	11,657,252	2.97	0.25 to 1.00	17.05 to 17.94

VY® Clarion Global Real Estate Division
2016	115,189	1.92 to 1.95	222,918	1.12	0.50 to 0.70	(0.08) to 0.12
2015	98,353	1.92 to 1.95	190,067	2.92	0.50 to 0.70	(1.95) to (1.75)
2014	74,041	1.96 to 1.99	145,677	1.13	0.50 to 0.70	13.06 to 13.29
2013	57,741	1.73 to 1.75	100,382	5.59	0.50 to 0.70	2.99 to 3.19
2012	44,117	1.68 to 1.70	74,438	0.54	0.50 to 0.70	24.77 to 25.02

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	Effective April 27, 2012, this fund closed and is no longer available.
[5]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Division merged into Oppenheimer Capital Income Division.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Division merged into Oppenheimer Main Street Division.
[7]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012, Oppenheimer High Income Division merged into Oppenheimer Global Strategic Income Division.

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit

$0.00 to $0.28 per $1 of monthly deductions

$0.00 to $0.04 per $1 of specified benefit amount

$0.00 to $0.32 per $100 of specified benefit amount

$0.009 to $0.149 per $1 of specified premium

$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children’s Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $0.78 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2017 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2016 and 2015 and

for the years ended December 31, 2016, 2015 and 2014

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2016 and 2015, and the related statutory statements of operations, changes in surplus, and cash flow for the three-year period ended December 31, 2016, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the three-year period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the three-year period ended December 31, 2016, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/KPMG LLP

Hartford, Connecticut

February 22, 2017

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2016	2015

	(In Millions)

Assets:

Bonds	$83,821	$79,547
Preferred stocks	465	533
Common stocks – subsidiaries and affiliates	14,244	7,960
Common stocks – unaffiliated	1,120	1,140
Mortgage loans	20,961	22,008
Policy loans	12,461	11,813
Real estate	977	928
Partnerships and limited liability companies	7,187	7,473
Derivatives	9,763	9,268
Cash, cash equivalents and short-term investments	3,726	3,049
Other invested assets	161	41

Total invested assets	154,886	143,760
Investment income due and accrued	1,914	1,834
Federal income taxes	44	65
Deferred income taxes	1,606	1,299
Other than invested assets	3,016	3,015

Total assets excluding separate accounts	161,466	149,973
Separate account assets	62,204	60,386

Total assets	$223,670	$210,359

Liabilities and Surplus:

Policyholders’ reserves	$112,186	$102,626
Liabilities for deposit-type contracts	11,574	10,491
Contract claims and other benefits	402	488
Policyholders’ dividends	1,609	1,742
General expenses due or accrued	1,121	959
Asset valuation reserve	3,178	2,817
Repurchase agreements	4,729	5,130
Commercial paper and other borrowed money	250	277
Collateral	2,839	2,126
Derivatives	6,014	5,840
Other liabilities	2,150	2,504

Total liabilities excluding separate accounts	146,052	135,000
Separate account liabilities	62,195	60,376

Total liabilities	208,247	195,376
Surplus	15,423	14,983

Total liabilities and surplus	$223,670	$210,359

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Revenue:

Premium income	$21,432	$21,543	$18,383
Net investment income	6,334	6,387	6,332
Fees and other income	1,283	797	875

Total revenue	29,049	28,727	25,590

Benefits and expenses:

Policyholders’ benefits	18,312	16,300	16,511
Change in policyholders’ reserves	7,387	8,592	5,803
Change in group annuity reserves assumed	(1,510)	(942)	(1,564)
General insurance expenses	2,251	1,793	1,793
Commissions	938	869	814
State taxes, licenses and fees	237	187	200

Total benefits and expenses	27,615	26,799	23,557

Net gain from operations before dividends and federal income taxes	1,434	1,928	2,033
Dividends to policyholders	1,566	1,728	1,553

Net (loss) gain from operations before federal income taxes	(132)	200	480
Federal income tax (benefit) expense	(326)	(153)	23

Net gain from operations	194	353	457
Net realized capital (losses) gains	(208)	59	166

Net (loss) income	$(14)	$412	$623

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Surplus, beginning of year	$14,983	$14,231	$12,524

Increase (decrease) due to:
Net (loss) income	(14)	412	623
Change in net unrealized capital gains (losses), net of tax	1,105	195	2,022
Change in net unrealized foreign exchange capital gains (losses), net of tax	(441)	(226)	(240)
Change in other net deferred income taxes	247	231	104
Change in nonadmitted assets	(326)	(16)	(97)
Change in asset valuation reserve	(361)	(197)	(425)
Change in reserve valuation basis	(1)	-	-
Change in surplus notes	-	491	-
Cumulative effect of accounting changes	-	3	-
Prior period adjustments	34	9	(123)
Change in minimum pension liability	6	(150)	(157)
Other	191	-	-

Net increase	440	752	1,707

Surplus, end of year	$15,423	$14,983	$14,231

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Cash from operations:
Premium and other income collected	$21,685	$20,842	$19,081
Net investment income	6,394	6,213	6,133
Benefit payments	(17,832)	(16,261)	(16,963)
Net transfers from separate accounts	2,282	770	1,303
Net receipts from group annuity reserves assumed	1,510	942	1,564
Commissions and other expenses	(3,355)	(2,907)	(2,638)
Dividends paid to policyholders	(1,698)	(1,565)	(1,471)
Federal and foreign income taxes recovered (paid)	353	(234)	(10)

Net cash from operations	9,339	7,800	6,999

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	14,660	12,496	16,588
Preferred and common stocks – unaffiliated	577	444	316
Common stocks – affiliated	75	767	351
Mortgage loans	3,847	2,575	1,736
Real estate	59	110	338
Partnerships and limited liability companies	908	2,560	1,593
Derivatives	545	278	566
Other	(122)	(114)	(284)

Total investment proceeds	20,549	19,116	21,204

Cost of investments acquired:
Bonds	(21,393)	(15,012)	(23,721)
Preferred and common stocks – unaffiliated	(379)	(576)	(623)
Common stocks – affiliated	(1,499)	(539)	(628)
Mortgage loans	(3,505)	(5,296)	(4,700)
Real estate	(201)	(283)	(144)
Partnerships and limited liability companies	(1,568)	(3,443)	(1,512)
Derivatives	(627)	(438)	(377)
Other	115	409	(41)

Total investments acquired	(29,057)	(25,178)	(31,746)
Net increase in policy loans	(648)	(658)	(570)

Net cash from investing activities	(9,156)	(6,720)	(11,112)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	755	831	82
Cash provided by surplus note issuance	-	491	-
Change in repurchase agreements	(401)	472	1,171
Change in collateral	712	726	836
Corporate-owned life insurance purchased	-	(1,937)	-
Other cash used	(572)	(494)	(294)

Net cash from financing and miscellaneous sources	494	89	1,795

Net change in cash, cash equivalents and short-term investments	677	1,169	(2,318)
Cash, cash equivalents and short-term investments:
Beginning of year	3,049	1,880	4,198

End of year	$3,726	$3,049	$1,880

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MM Financial Advisors (MMFA), Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MMFA is a sales force that operates in the U.S. via 9,528 financial advisors. MMFA sells individual life, individual annuities and disability insurance. The Company’s Direct to Consumer distribution channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s Institutional Solutions distribution channel sells group annuities, group life and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Workplace Solutions distribution channel sells group annuities as well as individual and group life products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

The following summarizes the corrections of prior year errors that have been recorded in surplus, net of tax:

	Year Ended December 31, 2016

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$49	$49	$(49)
Partnerships and limited liability companies	-	5	(5)
Federal income tax receivable	(12)	(12)	12
Fees and other income	(3)	(3)	3

Total	$34	$39	$(39)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Of the $39 million increase to surplus for prior year errors, $34 million was recorded as prior period adjustments and $5 million was recorded as a change in net unrealized capital gains (losses), net of tax in the Statutory Statements of Changes in Surplus.

	Year Ended December 31, 2015

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$6	$6	$(6)
Policyholders’ benefits	4	4	(4)
Net investment income	(1)	(1)	(1)

Total	$9	$9	$(11)

	Year Ended December 31, 2014

	(Decrease) Increase to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

Of the $137 million decrease to surplus for prior year errors, $123 million was recorded as prior period adjustments and $14 million was recorded as a Change in asset valuation reserve, net of tax in the Statutory Statements of Changes in Surplus.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State), MMHLLC and MassMutual International LLC (MMI), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC and MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. MMHLLC’s value is also adjusted by a portion of its noncontrolling interests (NCI) and appropriated retained earnings, after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,675 million as of December 31, 2016 and $2,600 million as of December 31, 2015. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 4c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy, less amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2016 and 2015. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care (LTC) policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 54% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2016 and 56% as of December 31, 2015.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The phantom share price is determined as the greater of the share price calculated using management basis core operating earnings or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, liability for employee benefits, pending security settlements, unearned income and remittances and items not allocated.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for determining OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

Adoption of new accounting standards

In April and August 2016, the NAIC adopted and made effective modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. The modifications clarify that the disclosure presentation for permitted and prescribed practices should include practices that result in different statutory accounting reporting (such as gross or net) presentations that differ from the Accounting Practices and Procedures (AP&P) Manual. The modifications also clarified that disclosure of restricted assets should be included in the annual financial statements, and, pursuant to the AP&P manual preamble, in the interim financial statements if significant changes have occurred since the annual statement. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted and made effective a modification to SSAP No. 92, Postretirement Benefits Other than Pensions, and SSAP No. 102, Pensions. The modification allows the use of the spot yield curve method as an alternative to the single weighted-average discount rate to measure net periodic benefit costs. Under SSAPs No. 92 and 102, a commonly used measurement approach is to develop a single weighted-average discount rate determined at the pension plan measurement date based on the projected future benefit payments used in determining the pension obligation. The new alternative spot yield curve approach measures the service cost and interest cost components of net periodic benefit costs by using individual duration-specific spot discount rates derived from an acceptable high-quality corporate bond yield curve and matched with separate cash flows for each future year. The Company did not elect to measure its pension and postretirement obligations using the spot yield curve alternative method. As a result, this modification did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted and made effective modifications to SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. The modifications clarify which entities are subject to the subsidiary, controlled and affiliated (SCA) disclosure and add a new appendix detailing the filing guidance that was previously included within the Purposes and Procedures Manual of the NAIC Investment Analysis Office for SCA entities. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 2, Cash, Drafts and Short-Term Investments, SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities, and SSAP No. 30, Unaffiliated Common Stock, which were effective September 30, 2016. These modifications clarify the accounting for short-term investments and the classification of Money Market Mutual Funds registered under the Investment Company Act of 1940 (the Act) and regulated under rule 2a-7 of the Act as short-term investments under SSAP No. 2. While retaining the short-term classification, Money Market Mutual Funds may be accounted for under SSAP No. 26 or SSAP No. 30. These modifications did not have a significant impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures, which are effective December 31, 2016. These modifications require the reporting entity to disclose the amount and nature of any assets reflected within the reporting entity’s financial statements that were received as collateral and the recognized liability to return these collateral assets. The Company has adopted these modifications.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 86, Derivatives. The modifications incorporate swaptions which are contracts granting the owner the right but not the obligation to enter into an underlying swap, as an example of a derivative instrument. This modification did not have an impact on the Company’s financial statements.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in principles-based reserving (PBR) would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR which becomes effective January 1, 2017. This modification did not have an impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future adoption of new accounting standards

In April 2016, the NAIC issued SSAP No. 41R, Surplus Notes, which is effective January 1, 2017 and the adoption of these modifications should be accounted for as a change in accounting principle in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These modifications require surplus notes with a designation equivalent to NAIC 3 through 5 to be reported at the lesser of amortized cost or fair value. Currently these surplus notes are reported at amortized cost. The modifications also incorporate guidance to clarify when surplus notes shall be nonadmitted, an unrealized loss should be recognized, and an OTTI assessment should be performed. The adoption of these modifications is not expected to have an impact on the Company’s financial statements.

In June 2016, the NAIC issued SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, which is effective January 1, 2017. These modifications require that obligations to deliver securities resulting from short sales are accounted for as contra-assets, measured at fair value with changes in fair value recognized as unrealized gains and losses, and new disclosures about short sale transactions. Unrealized gains and losses are realized upon settlement of the short sale obligation. Interest on short sale positions is accrued periodically and reported as interest expense. The adoption of these modifications is not expected to have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (VM) and to facilitate the implementation of PBR, which is effective on January 1, 2017. The adoption of PBR will be phased-in over three years and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the inforce block of business issued prior to the January 1, 2017 effective date.

In June 2016, the NAIC made modifications to SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities, and SSAP No. 43R, Loan-backed and Structured Securities, which are to be prospectively applied effective January 1, 2017 with early application permitted. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. The Company is currently assessing these modifications.

In December 2016, the NAIC adopted revisions to SSAP No. 2R, Cash, Drafts, and Short-Term Investments, which is effective on December 31, 2017. These revisions require that money market mutual funds shall be (a) reclassified from short-term investments to cash equivalents and (b) valued at fair value or NAV as a practical expedient. The Company is currently reviewing this guidance to determine the effect on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,819	$562	$54	$7,327
All other governments	924	37	27	934
States, territories and possessions	676	52	5	723
Political subdivisions	483	33	2	514
Special revenue	5,605	588	26	6,167
Industrial and miscellaneous	62,806	2,427	755	64,478
Parent, subsidiaries and affiliates	6,508	128	32	6,604

Total	$83,821	$3,827	$901	$86,747

The December 31, 2016 gross unrealized losses exclude $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$8,015	$635	$124	$8,526
All other governments	762	34	34	762
States, territories and possessions	727	54	5	776
Political subdivisions	468	37	2	503
Special revenue	5,414	657	10	6,061
Industrial and miscellaneous	57,984	1,823	1,547	58,260
Parent, subsidiaries and affiliates	6,177	190	27	6,340

Total	$79,547	$3,430	$1,749	$81,228

The December 31, 2015 gross unrealized losses exclude $37 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2016		2015

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$47,693	57%	$45,654	57%
2	Baa	29,069	35	27,614	35
3	Ba	3,256	4	3,002	4
4	B	2,390	3	2,150	3
5	Caa and lower	1,049	1	769	1
6	In or near default	364	-	358	-

	Total	$83,821	100%	$79,547	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2016				2015

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$793	100%	$1,694	100%	$983	100%	$2,142	100%
2	-	-	-	-	1	-	9	-
3	-	-	-	-	-	-	8	-
4	-	-	-	-	-	-	4	-
5	-	-	6	-	-	-	1	-
6	-	-	5	-	-	-	4	-

	$793	100%	$1,705	100%	$984	100%	$2,168	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2016 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,486	$2,506
Due after one year through five years	20,535	21,200
Due after five years through ten years	24,771	25,362
Due after ten years	36,029	37,679

Total	$83,821	$86,747

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Proceeds from sales	$6,097	$4,267	$5,429
Gross realized capital gains from sales	132	216	411
Gross realized capital losses from sales	(248)	(74)	(24)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$757	$51	13	$87	$3	4
All other governments	451	24	47	20	1	8
States, territories and possessions	63	1	5	42	4	2
Political subdivisions	55	2	13	-	-	-
Special revenue	779	24	172	41	2	138
Industrial and miscellaneous	15,535	452	1,257	7,330	324	666
Parent, subsidiaries and affiliates	3,878	29	8	409	7	20

Total	$21,518	$583	1,515	$7,929	$341	838

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2016 unrealized losses include $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2015
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$2,079	$122	12	$123	$3	3
All other governments	355	22	40	56	10	15
States, territories and possessions	131	5	7	-	-	-
Political subdivisions	90	2	9	-	-	-
Special revenue	465	8	110	46	3	132
Industrial and miscellaneous	23,140	1,016	2,040	6,360	543	608
Parent, subsidiaries and affiliates	237	20	17	593	32	16

Total	$26,497	$1,195	2,235	$7,178	$591	774

The December 31, 2015 unrealized losses include $37 million of losses included in the carrying value of NAIC Class 6 bonds.

As of December 31, 2016 and 2015, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,939 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,270 million and unrealized losses of $62 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,669 million and unrealized losses of $103 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,116 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,782 million and unrealized losses of $110 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,334 million and unrealized losses of $168 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2016 or 2015, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2016 and $8 million as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2016, RMBS had a total carrying value of $1,516 million and a fair value of $1,728 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $686 million and a fair value of $825 million.

As of December 31, 2015, RMBS had a total carrying value of $1,887 million and a fair value of $2,139 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $851 million and a fair value of $1,005 million.

During the year ended December 31, 2016, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $10,550 million and a fair value of $10,556 million, of which approximately 88%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $9,711 million and a fair value of $9,588 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $1,982 million and fair value of $2,000 million as of December 31, 2016 and a carrying value of $2,252 million and fair value of $2,291 million as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2016	2015

	(In Millions)

Carrying value	$465	$533
Gross unrealized gains	43	30
Gross unrealized losses	(26)	(43)

Fair value	$482	$520

As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $125 million in four issuers, all of which were in an unrealized loss position for more than 12 months. As of December 31, 2015, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $188 million in seven issuers, $84 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2016 or 2015.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $304 million as of December 31, 2016 and $347 million as of December 31, 2015.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$0.5	$0.8	$0.8
Net income	0.1	0.1	0.2
Assets	13.0	13.3	13.2
Liabilities	11.5	11.9	11.9
Shareholder’s equity	1.5	1.4	1.3

MMHLLC is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and, for 2015 and 2014, includes investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On October 1, 2016, MassMutual purchased MMI from MMHLLC for $3,904 million, which represented MMHLLC’s carrying value of MMI. MassMutual purchased MMI with cash and invested assets with a carrying value of $3,788 million, net of deferred tax, and deferred a $116 million gain on the transfer of these assets, as this transaction was considered a related party transaction. This purchase was part of MassMutual’s execution of its’ operating strategy and segregated its foreign insurance subsidiaries from its asset manager subsidiaries.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the years ended December 31, 2015 and December 31, 2014 and for the nine month period ended September 30, 2016. As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$8.8	$8.7	$7.3
Net income	1.6	0.8	0.5
Assets	16.7	50.1	49.4
Liabilities	6.1	40.4	40.4
Member’s equity	10.6	9.7	9.0

The MMHLLC statutory carrying values consist of $8,870 million as of December 31, 2016 and $5,717 million as of December 31, 2015. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

The Company received cash dividends, recorded in net investment income, from MMHLLC of $430 million through the year ending December 31, 2016 and $500 million through the year ending December 31, 2015.

The Company contributed capital of $889 million to MMHLLC through the year ending December 31, 2016 and $20 million through the year ending December 31, 2015. As part of the current year capital contributions, the Company contributed nine investments with a book value of $670 million to MMHLLC during the first quarter of 2016. This contribution was recorded at book value, and accordingly, there was no gain or loss recognized.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain U.S. GAAP financial information for MMI. This information prior to October 1, 2016 was also included in the operations of MMHLLC:

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$4.8	$4.5	$3.5
Net income	0.6	0.4	-
Assets	30.8	26.2	24.0
Liabilities	27.7	24.0	21.9
Member’s equity	3.1	2.2	2.1

The MMI statutory carrying value was $2,211 million as of December 31, 2016. The MMI statutory carrying value was included in the value of MMHLLC as of December 31, 2015. The current fair value of MMI remains greater than its statutory carrying value.

The Company held common stocks of subsidiaries and affiliates, for which the transfer of ownership was restricted by contractual requirements with a carrying value of $23 million as of December 31, 2016 and $37 million as of December 31, 2015.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,547 million as of December 31, 2016 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

On July 1, 2016, MassMutual acquired the MetLife Premier Client Group (MPCG), a U.S. retail advisor force, which includes an affiliated broker dealer, MSI Financial Services Inc. (MSIFS), formerly known as MetLife Securities, Inc. The MSIFS statutory carrying value was $150 million as of December 31, 2016, including goodwill of $36 million. The current fair value of MSIFS remains greater than its statutory carrying value.

For further information, see Note 11. “Employee benefit plans” and Note 18. “Business combinations and goodwill”.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2016	2015

	(In Millions)

Adjusted cost basis	$1,038	$1,215
Gross unrealized gains	167	106
Gross unrealized losses	(85)	(181)

Carrying value	$1,120	$1,140

As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $280 million in 153 issuers, $186 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2015, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $562 million in 301 issuers, $293 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2016 or 2015.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $244 million as of December 31, 2016 and $249 million as of December 31, 2015.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2016 and 2015, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2016 or 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2016		2015

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$19,122	$19,588	$20,217	$20,742
Mezzanine loans	71	72	70	73

Total commercial mortgage loans	19,193	19,660	20,287	20,815

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	1,723	1,714	1,677
Other residential loans	5	5	7	7

Total residential mortgage loans	1,768	1,728	1,721	1,684

Total mortgage loans	$20,961	$21,388	$22,008	$22,499

As of December 31, 2016, scheduled commercial mortgage loan maturities were as follows (in millions):

2017	$1,089
2018	611
2019	1,259
2020	1,411
2021	1,637
Thereafter	13,186

Commercial mortgage loans	19,193
Residential mortgage loans	1,768

Total	$20,961

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2016

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$ 10,632	$ 7,683	$ 647	$ 144	$ 16	$ 19,122
Mezzanine loans	-	17	54	-	-	71

Total commercial mortgage loans	10,632	7,700	701	144	16	19,193

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	1,768	-	-	-	-	1,768

Total mortgage loans	$ 12,400	$ 7,700	$ 701	$ 144	$ 16	$ 20,961

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2015
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)
Commercial mortgage loans:
Primary lender	$ 9,499	$ 8,700	$ 1,503	$ 413	$ 102	$ 20,217
Mezzanine loans	-	34	36	-	-	70

Total commercial mortgage loans	9,499	8,734	1,539	413	102	20,287

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	-	-	-	-	1,714
Other residential loans	7	-	-	-	-	7

Total residential mortgage loans	1,721	-	-	-	-	1,721

Total mortgage loans	$ 11,220	$ 8,734	$ 1,539	$ 413	$ 102	$ 22,008

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2016
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,125	$-	$16	$6,141	32%
Apartments	5,045	-	-	5,045	26
Industrial and other	3,109	-	-	3,109	16
Hotels	2,597	-	-	2,597	14
Retail	2,274	27	-	2,301	12

Total	$19,150	$27	$16	$19,193	100%

	December 31, 2015
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,750	$59	$102	$6,911	34%
Apartments	4,926	-	2	4,928	24
Industrial and other	3,186	173	-	3,359	17
Hotels	2,697	12	-	2,709	13
Retail	2,338	28	14	2,380	12

Total	$19,897	$272	$118	$20,287	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2016 and 93.0% as of December 31, 2015. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2016 and 76.5% as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2016
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,977	51%
New York	2,088	49%
Illinois	2,074	50%
Texas	1,558	54%
Massachusetts	1,190	50%
Washington	957	46%
All other	5,123	53%
United Kingdom	982	51%
Canada	244	53%

Total commercial mortgage loans	$19,193	51%

All other consists of 27 jurisdictions, with no individual exposure exceeding $837 million.

	December 31, 2015
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$5,522	51%
New York	2,311	47%
Illinois	1,943	53%
Texas	1,558	53%
Massachusetts	1,276	55%
Washington	1,123	48%
All other	5,415	53%
United Kingdom	827	53%
Canada	312	66%

Total commercial mortgage loans	$20,287	53%

All other consists of 33 jurisdictions, with no individual exposure exceeding $949 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2016			2015

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.1%	12.3%	4.3%	2.6%	12.3%	5.1%
Residential mortgage loans	2.5%	11.4%	4.9%	2.4%	11.8%	5.1%
Mezzanine mortgage loans	9.6%	12.0%	10.9%	5.9%	12.0%	9.0%

Interest rates, including fixed and variable, on new mortgage loans were:

Years Ended December 31,
	2016			2015

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.2%	6.0%	3.8%	2.6%	8.3%	4.0%
Residential mortgage loans	4.1%	4.4%	4.2%	3.9%	4.9%	4.0%
Mezzanine mortgage loans	9.6%	9.6%	9.6%	10.8%	12.0%	11.4%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2016

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$17	$23	$(3)	$1

With no allowance recorded:
Commercial mortgage loans:
Primary lender	6	9	13	-	-

Total impaired commercial mortgage loans	$22	$26	$36	$(3)	$1

	December 31, 2015
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2016	2015	2014

	Primary Lender

	(In Millions)

Beginning balance	$-	$-	$(9)
Additions	(8)	(5)	(2)
Decreases	-	-	1
Write-downs	5	5	10

Ending balance	$(3)	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2016 or 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2016	2015

	(In Millions)

Held for the production of income	$2,549	$2,441
Accumulated depreciation	(1,101)	(1,071)
Encumbrances	(710)	(613)

Held for the production of income, net	738	757

Held for sale	81	1

Occupied by the Company	343	338
Accumulated depreciation	(185)	(168)

Occupied by the Company, net	158	170

Total real estate	$977	$928

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $90 million as of December 31, 2016 and $45 million as of December 31, 2015.

Depreciation expense on real estate was $107 million for the year ended December 31, 2016, $95 million for the year ended December 31, 2015 and $90 million for the year ended December 31, 2014.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category were:

	December 31,
	2016	2015

	(In Millions)
Joint venture interests:
Common stocks	$4,282	$4,375
Real estate	1,203	1,545
Fixed maturities/preferred stock	743	755
Other	271	62
LIHTCs	325	288
Mortgage loans	169	264
Surplus notes	194	184

Total	$7,187	$7,473

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2016 or December 31, 2015, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $12,083 million as of December 31, 2016 and $10,330 million as of December 31, 2015. These notional amounts included replicated asset transaction values of $10,739 million as of December 31, 2016 and $9,986 million as of December 31, 2015, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (individual contracts entered between the Company and a counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure. Net collateral pledged by the counterparties was $3,274 million as of December 31, 2016 and $2,964 million as of December 31, 2015. The Company had the right to rehypothecate or repledge securities totaling $998 million of the $3,274 million as of December 31, 2016 and $1,249 million of the $2,964 million as of December 31, 2015 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2016 and $23 million as of December 31, 2015. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $250 million as of December 31, 2016 and $267 million as of December 31, 2015. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $747 million as of December 31, 2016 and $667 million as of December 31, 2015. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors its derivative credit exposure as part of its overall risk management program.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2016
	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$ 8,084	$71,560	$5,915	$86,362
Options	653	6,677	6	5
Currency swaps	937	6,834	36	1,068
Forward contracts	51	3,320	56	2,817
Credit default swaps	38	2,435	1	207
Financial futures	-	3,196	-	-

Total	$ 9,763	$94,022	$6,014	$90,459

	December 31, 2015
	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$ 8,033	$59,857	$5,797	$77,293
Options	622	6,558	7	109
Currency swaps	536	5,218	4	533
Forward contracts	55	2,455	13	1,011
Credit default swaps	22	1,860	19	1,055
Financial futures	-	2,027	-	-

Total	$ 9,268	$77,975	$5,840	$80,001

In most cases, notional amounts are not a measure of the Company’s credit exposure. However, notional amounts are a measure of the Company’s credit exposure for credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. For these swaps and forwards, the Company is fully exposed to notional amounts of $3,729 million as of December 31, 2016 and $2,944 million as of December 31, 2015.

The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The average fair value of outstanding derivative assets was $12,715 million for the year ended December 31, 2016 and $9,291 million for the year ended December 31, 2015. The average fair value of outstanding derivative liabilities was $8,899 million for the year ended December 31, 2016 and $6,044 million for the year ended December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2016	2015

	(In Millions)

Due in one year or less	$ 198	$ 57
Due after one year through five years	2,444	2,058
Due after five years through ten years	-	800

Total	$ 2,642	$ 2,915

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2016	2015

	(In Millions)

Open interest rate swaps in a fixed pay position	$ 78,472	$ 65,031
Open interest rate swaps in a fixed receive position	78,001	71,672
Other interest related swaps	1,449	447

Total interest rate swaps	$ 157,922	$ 137,150

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2016
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (2)	$ (65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	-

Total	$ (7)	$ 246

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$ (64)	$ 227

	Year Ended December 31, 2014
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (58)	$ 760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$ 368	$ 1,229

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2016			December 31, 2015

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$9,763	$6,014	$3,749	$9,268	$5,840	$3,428
Due and accrued	842	1,626	(784)	803	1,475	(672)
Gross amounts offset	(6,873)	(6,873)	-	(4,653)	(4,653)	-

Net asset	3,732	767	2,965	5,418	2,662	2,756
Collateral posted	(3,803)	(529)	(3,274)	(3,350)	(386)	(2,964)

Net	$(71)	$238	$(309)	$2,068	$2,276	$(208)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,729 million as of December 31, 2016 and $5,130 million as of December 31, 2015. As of December 31, 2016, the maturities of these agreements ranged from January 5, 2017 through March 2, 2017 and the interest rates ranged from 0.8% to 1.0%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,736 million as of December 31, 2016 and $5,135 million as of December 31, 2015.

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$3,583	$3,439	$3,287
Preferred stocks	24	27	21
Common stocks - subsidiaries and affiliates	431	511	71
Common stocks - unaffiliated	59	48	67
Mortgage loans	1,009	976	877
Policy loans	757	709	684
Real estate	174	169	191
Partnerships and LLCs	460	639	1,207
Derivatives	343	292	290
Cash, cash equivalents and short-term investments	33	14	10
Other	-	13	2

Subtotal investment income	6,873	6,837	6,707
Amortization of the IMR	135	140	192
Investment expenses	(674)	(590)	(567)

Net investment income	$6,334	$6,387	$6,332

During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital gains (losses)

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$(248)	$(66)	$359
Preferred stocks	9	2	4
Common stocks - subsidiaries and affiliates	11	64	11
Common stocks - unaffiliated	(60)	(8)	(71)
Mortgage loans	(14)	(8)	(9)
Real estate	14	50	211
Partnerships and LLCs	(94)	(97)	(18)
Derivatives	(7)	(64)	368
Other	(4)	216	(50)

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(393)	89	805
Net federal and state tax benefit (expense)	40	(151)	(282)

Net realized capital losses (gains) before deferral to the IMR	(353)	(62)	523
Net after tax losses (gains) deferred to the IMR	145	121	(357)

Net realized capital (losses) gains	$(208)	$59	$166

The IMR liability balance was $5 million as of December 31, 2016 and $349 million as of December 31, 2015 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2z. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$(78)	$ (170)	$ (35)
Preferred stock	(1)	(11)	-
Common stocks	(11)	(14)	(85)
Mortgage loans	(7)	(5)	(10)
Partnerships and LLCs	(91)	(70)	(56)

Total OTTI	$(188)	$ (270)	$ (186)

The Company recognized OTTI of $6 million for the year ended December 31, 2016 and $7 million for the year ended December 31, 2015 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2016, 1% of the $78 million of bond OTTI, for the year ended December 31, 2015, 1% of the $170 million of bond OTTI and for the year ended December 31, 2014, 6% of the $35 million of bond OTTI were determined using internally developed models. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 21. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,252	$617	$3,869
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,252	617	3,869
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	3,208	617	3,825
Total gross DTLs	(1,669)	(550)	(2,219)

Net admitted DTA(L)	$1,539	$67	$1,606

	December 31, 2015
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,023	$382	$3,405
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,023	382	3,405
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	3,023	382	3,405
Total gross DTLs	(1,658)	(448)	(2,106)

Net admitted DTA(L)	$1,365	$(66)	$1,299

	Change
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$229	$235	$464
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	229	235	464
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	185	235	420
Total gross DTLs	(11)	(102)	(113)

Net admitted DTA(L)	$174	$133	$307

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$486	$131	$617
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	989	-	989
2. Adjusted gross DTA allowed per limitation threshold	2,071	-	2,071

Lesser of lines 1 or 2	989	-	989
Adjusted gross DTAs offset by existing DTLs	1,733	486	2,219

Total admitted DTA realized within 3 years	$3,208	$617	$3,825

	December 31, 2015
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$48	$188	$236
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,063	-	1,063
2. Adjusted gross DTA allowed per limitation threshold	2,024	-	2,024

Lesser of lines 1 or 2	1,063	-	1,063
Adjusted gross DTAs offset by existing DTLs	1,912	194	2,106

Total admitted DTA realized within 3 years	$3,023	$382	$3,405

	Change
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$438	$(57)	$381
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(74)	-	(74)
2. Adjusted gross DTA allowed per limitation threshold	47	-	47

Lesser of lines 1 or 2	(74)	-	(74)
Adjusted gross DTAs offset by existing DTLs	(179)	292	113

Total admitted DTA realized within 3 years	$185	$235	$420

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2016	2015

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	869%	926%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$13,808	$13,645

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2016
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	100%	69%

December 31, 2015
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	- %	67%

Change
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	100%	2%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Federal income tax (benefit) expense on operating earnings	$(333)	$(159)	$20
Foreign income tax expense on operating earnings	7	6	3

Total federal and foreign income tax (benefit) expense on operating earnings	(326)	(153)	23
Federal income tax (benefit) expense on net realized capital gains (losses)	(40)	151	282

Total federal and foreign income tax (benefit) expense	$(366)	$(2)	$305

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2016	2015	Change

	(In Millions)
DTAs:
Ordinary
Reserve items	$980	$965	$15
Policy acquisition costs	700	644	56
Nonadmitted assets	555	457	98
Policyholders’ dividends	342	374	(32)
Pension and compensation related items	291	267	24
Investment items	183	185	(2)
Expense items	45	26	19
Unrealized investment losses	1	3	(2)
Other	155	102	53

Total ordinary DTAs	3,252	3,023	229
Nonadmitted DTAs	(44)	-	(44)

Admitted ordinary DTAs	3,208	3,023	185

Capital
Unrealized investment losses	431	233	198
Investment items	186	149	37

Total capital DTAs	617	382	235

Admitted capital DTAs	617	382	235

Admitted DTAs	3,825	3,405	420

DTLs:
Ordinary
Unrealized investment gains	759	782	(23)
Deferred and uncollected premium	319	300	19
Pension items	255	253	2
Reserve for audits and settlements	74	74	-
Investment Items	21	76	(55)
Other	241	173	68

Total ordinary DTLs	1,669	1,658	11

Capital
Unrealized investment gains	479	363	116
Investment items	71	85	(14)

Total capital DTLs	550	448	102

Total DTLs	2,219	2,106	113

Net admitted DTA	$1,606	$1,299	$307

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Net DTA(L)	$352	$340	$(207)
Less: Items not recorded in the change in
net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(59)	(109)	311
Tax-effect of changes from acquisitions/transfers	(46)	-	-

Change in net deferred income taxes	$247	$231	$104

As of December 31, 2016, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Provision computed at statutory rate	$(184)	$101	$450
Change in reserve valuation basis	26	23	(20)
Expense items	16	25	5
Foreign governmental income taxes	6	4	1
Investment items	(322)	(325)	(117)
Nonadmitted assets	(99)	(6)	(34)
Tax credits	(48)	(52)	(47)
Other	(8)	(3)	(37)

Total statutory income tax (benefit) expense	$(613)	$(233)	$201

Federal and foreign income tax (benefit) expense	$(366)	$(2)	$305
Change in net deferred income taxes	(247)	(231)	(104)

Total statutory income tax (benefit) expense	$(613)	$(233)	$201

The Company received refunds of federal income taxes of $353 million and paid $234 million in 2016. $10 million related to December 31, 2015 and 2014.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2016, $39 million related to December 31, 2015 and $46 million related to December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2016	$150
Gross change related to positions taken in prior years	(3)
Gross change related to settlements	-
Gross change related to positions taken in current year	(1)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2016	$146

Included in the liability for unrecognized tax benefits as of December 31, 2016, are $140 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2016 includes $4 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $4 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $24 million as of December 31, 2016 and $20 million as of December 31, 2015. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013 and expects to conclude in early 2017. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2016 and 2015, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014, signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Other than invested assets

a.	Corporate-owned life insurance

In November 2015, the Company purchased corporate-owned life insurance from unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $1,981 million as of December 31, 2016 and $1,927 million as of December 31, 2015.

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2016		2015

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$135	$42	$114	$35
Ordinary renewal	695	728	649	712
Group life	9	9	9	9

Total	$839	$779	$772	$756

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2s. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $31,660 million as of December 31, 2016 and $28,223 million as of December 31, 2015 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets included EDP equipment of $8 million, net of accumulated depreciation of $174 million, as of December 31, 2016 and $39 million, net of accumulated depreciation of $179 million, as of December 31, 2015. The depreciation expense for all fixed assets was $47 million for the year ended December 31, 2016 and $49 million for the year ended December 31, 2015.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $560,789 million as of December 31, 2016 and $514,840 million as of December 31, 2015.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2016				2015

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$47,789	2.5%	-	6.0%	$44,724	2.5%	-	6.0%
Group life	18,449	2.5%	-	4.5%	16,381	2.5%	-	4.5%
Group annuities	23,729	2.3%	-	11.3%	20,843	2.3%	-	11.3%
Individual annuities	13,491	2.3%	-	11.8%	12,149	2.3%	-	11.8%
Individual universal and variable life	5,621	3.5%	-	6.0%	5,542	3.5%	-	6.0%
Disabled life claim reserves	1,896	3.5%	-	6.0%	1,876	3.5%	-	6.0%
Disability active life reserves	899	3.5%	-	6.0%	808	3.5%	-	6.0%
Other	312	2.5%	-	6.0%	303	2.5%	-	6.0%

Total	$112,186				$102,626

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, BOLI, group universal life and group variable universal life products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC claims and expenses that have been incurred but not reported. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2016				2015

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$4,710	1.6%	-	6.2%	$3,756	0.4%	-	6.2%
Federal Home Loan Bank of Boston	1,103	1.4%	-	3.0%	1,104	1.8%	-	3.0%
Municipal contracts	831	0.9%	-	7.3%	955	0.4%	-	7.8%
Other	445	8.3%	-	9.7%	129	8.3%	-	9.7%
Supplementary contracts	808	0.3%	-	7.0%	751	0.3%	-	7.0%
Dividend accumulations	531	3.4%	-	4.1%	538	3.4%	-	4.0%
Other deposits	3,146	4.0%	-	8.0%	3,258	4.0%	-	8.0%

Total	$11,574				$10,491

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $109 million remaining in run-off. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1.1 billion as of December 31, 2016. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $900 million as of December 31, 2016. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2016 and 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

In 2015, the Company entered into a contract and was assigned the liability for a block of municipal guaranteed investment contracts (municipal contracts) and was paid a premium since the contracts have above market credited rates. Liabilities for deposit-type contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral is $176 million as of December 31, 2016 and $190 million as of December 31, 2015. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 8. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2016, the Company’s GICs by expected maturity year were as follows (in millions):

2017	$572
2018	959
2019	1,522
2020	655
2021	1,404
Thereafter	1,974

Total	$7,086

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2016	2015

	(In Millions)

Claim reserves, beginning of year	$2,051	$2,044
Less: Reinsurance recoverables	150	143

Net claim reserves, beginning of year	1,901	1,901

Claims paid related to:
Current year	(13)	(13)
Prior years	(332)	(333)

Total claims paid	(345)	(346)

Incurred related to:
Current year’s incurred	237	228
Current year’s interest	3	3
Prior year’s incurred	43	35
Prior year’s interest	81	80

Total incurred	364	346

Net claim reserves, end of year	1,920	1,901
Reinsurance recoverables	163	150

Claim reserves, end of year	$2,083	$2,051

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $43 million increase in the prior years’ incurred claims for 2016 and the $35 million increase in the prior years’ incurred claims for 2015 were generally the result of differences between actual termination experience and statutorily prescribed termination tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2016	2015

	(In Millions)

Disabled life claim reserves	$1,896	$1,876
Accrued claim liabilities	24	25

Net claim reserves, end of year	$1,920	$1,901

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2015	$486
Incurred guarantee benefits	89
Paid guarantee benefits	(3)

Liability as of December 31, 2015	572
Incurred guarantee benefits	84
Paid guarantee benefits	(5)

Liability as of December 31, 2016	$651

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2016 and 2015. As of December 31, 2016 and 2015, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2016			2015

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$18,800	$36	63	$18,991	$90	63
GMIB Basic	894	92	67	959	107	66
GMIB Plus	3,059	589	66	3,106	561	65
GMAB	3,158	22	58	3,072	57	58
GMWB	206	15	69	209	15	68

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2016, the GMDB account value above consists of $4,247 million of Modco assumed within the separate accounts. As of December 31, 2015, the GMDB account value above consists of $4,675 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2016			2015

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$14,776	$4,024	$18,800	$15,089	$3,902	$18,991
GMIB Basic	876	18	894	943	16	959
GMIB Plus	3,059	-	3,059	3,106	-	3,106
GMAB	3,104	54	3,158	3,018	54	3,072
GMWB	206	-	206	209	-	209

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2016	2015

	(In Millions)

Beginning balance	$3,047	$2,673
Net liability increase	51	374

Ending balance	$3,098	$3,047

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s highest retention limit for new issues ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2016, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,901 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Direct premium	$21,319	$20,754	$17,337
Premium assumed	1,442	1,608	1,827
Premium ceded	(1,329)	(819)	(781)

Total net premium	$21,432	$21,543	$18,383

Reinsurance recoveries
Assumed	$(95)	$(88)	$(63)
Ceded	566	594	472

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2016	2015

	(In Millions)
Reinsurance reserves:
Assumed	$9,368	$9,359
Ceded	(4,488)	(3,803)

Amounts recoverable from reinsurers
Assumed	(45)	(37)
Ceded	150	195

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2016 include $2,925 million associated with life insurance policies, $1,517 million for LTC, $35 million for disability and $11 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2015 include $2,344 million associated with life insurance policies, $1,407 million for LTC, $39 million for disability and $13 million for group life and health.

In 2016, the Company strengthened its gross LTC policyholders’ reserves by $189 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $189 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2015, the Company strengthened its gross LTC policyholders’ reserves by $200 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $200 million.

Effective December 31, 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. The Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

As of December 31, 2016, one reinsurer accounted for 30% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 14%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2016 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,197	$-	$ -	$14,197	13%
At book value less current surrender charge of 5% or more	2,177	-	-	2,177	2
At fair value	-	17,764	40,444	58,208	54

Subtotal	16,374	17,764	40,444	74,582	70
Subject to discretionary withdrawal:
At book value without fair value adjustment	9,881	552	-	10,433	10
Not subject to discretionary withdrawal	21,880	-	-	21,880	20

Total	$48,135	$18,316	$ 40,444	$106,895	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2016 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$23,724
Policyholders’ reserves – individual annuities	12,840
Liabilities for deposit-type contracts	11,574

Subtotal	48,138

Separate Account Annual Statement:
Annuities	55,548
Other annuity contract deposit-funds and guaranteed interest contracts	3,209

Subtotal	58,757

Total	$106,895

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

	Guaranteed
	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2015	$-	$-	$8,137	$8,137

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$-	$18,316	$43,108	$61,424

Total	$-	$18,316	$43,108	$61,424

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,764	$43,108	$60,872
At book value without market value adjustment and current surrender charge of less than 5%	-	552	-	552

Subtotal	-	18,316	43,108	61,424

Total	$-	$18,316	$43,108	$61,424

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$7,366	$8,167	$6,164
Transfers from separate accounts	(8,408)	(7,560)	(7,201)

Subtotal	(1,042)	607	(1,037)
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,183)	(1,360)	(242)

Net transfers from separate accounts	$(2,225)	$(753)	$(1,279)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

10.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2016, 2015 and 2014. Notes issued in 2016 had interest rates ranging from 0.45% to 0.65% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2016, 2015 and 2014.

The Company has a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2016, 2015 and 2014, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2016, 2015 and 2014, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2016, 2015 and 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Employee benefit plans

The Company sponsors multiple employee benefits, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

In 2015, the Company communicated its intent to amend its retired employee and retired agent welfare benefit plans with regard to the medical coverage certain of Medicare-eligible and non-Medicare eligible retirees and their dependents as well as certain former employees receiving long-term disability benefits and surviving dependents (Covered Retirees). Effective January 1, 2016, the Company ceased to provide company-sponsored medical coverage to Covered Retirees through the self-insured medical options under its welfare benefit plans. Instead, the Company provides access to health insurance coverage for Covered Retirees and their dependents through a private insurance marketplace. Eligible Covered Retirees are provided with a company-funded Retiree Health Reimbursement Account (RHRA), which can be used for reimbursement of health insurance premiums or eligible out-of-pocket medical expenses. Effective January 1, 2016, the Medicare Part D subsidy no longer applies as Medicare-eligible participants are no longer covered under the self-insured retiree health care plans. The projected benefit obligation decreased $98 million as a result of this amendment in the fourth quarter 2015 remeasurement and is being amortized through net periodic benefit cost over the average remaining years of service of the eligible employees and agents.

On July 1, 2016, the Company agreed to provide certain service credits under the MassMutual Retired Agents’ Welfare Benefits Plan for prior MPCG service. This resulted in an increase to the accumulated projected benefit obligation of $41 million recognized at the time of the acquisition. The expense attributable to prior service periods is recorded as amortization of the nonadmitted assets acquired rather than through the amortization of prior service cost. See Note 18f. “Business Combinations and Goodwill” for further information on the acquisition of MPCG.

The Society of Actuaries RP 2014 mortality tables and improvement scale was amended in October 2016 and 2015. The Company adopted the new mortality tables and other key plan assumptions as part of its fourth quarter 2016 and 2015 remeasurements. As a result of these changes, the Company’s aggregate projected benefit obligation as of December 31, 2016 was decreased by approximately $37 million and the projected benefit obligation as of December 31, 2015 increased approximately $155 million.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $66 million in 2016 and $47 million in 2015 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,453 million as of December 31, 2016 and $2,220 million as of December 31, 2015. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $46 million for the year ended December 31, 2016 and $42 million for the year ended December 31, 2015 and $44 million for 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $174 million as of December 31, 2016 and $177 million as of December 31, 2015.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a RHRA which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with an RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $51 million as of December 31, 2016 and $43 million as of December 31, 2015.

The Company accrues postemployment benefits for the health benefits of agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $6 million as of December 31, 2016 and $7 million as of December 31, 2015.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 11f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,715	$2,606	$340	$305

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,675	$2,581	$305	$412
Service cost	100	71	11	9
Interest cost	113	99	12	14
Contributions by plan participants	-	-	1	9
Plan amendments	-	-	41	(98)
Actuarial (gains) losses	(15)	44	(15)	(20)
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(126)	(111)	(16)	(28)
Change in discount rate	72	(134)	3	(24)
Change in actuarial assumptions	(34)	125	(3)	30

Projected benefit obligation, end of year	$2,785	$2,675	$340	$305

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately an $81 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Section h. of this Note, “Assumptions” for details on the discount rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one contract holder and are managed by the Company and its subsidiaries. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts support only one contract holder and are managed by the Company and unaffiliated asset managers.

The Company’s qualified pension plan assets managed by the Company and its subsidiaries are as follows:

	December 31,
	2016	2015

	(In Millions)

Pooled and Non-Pooled Separate Accounts:
General Investment Account	$234	$197
Barings Long Duration Bond Fund	228	214
Alternative Investment Separate Account	221	208
Oppenheimer International Growth Fund	116	118
Oppenheimer Large Core Fund	98	88
Oppenheimer Small Capitalization Core Fund	50	108
MM Select Large Cap Value Fund	50	45
MM Select Blue Chip Growth Fund	48	69
MM Premier Strategic Emerging Markets Fund	39	37
MM Select Growth Opportunities Fund	36	60
MM Select Small Cap Value Fund	27	35
MM Select Small Cap Growth Fund	23	34
Oppenheimer Real Estate Fund	22	34
MM Premier Core Bond Fund	-	26
MassMutual Pension Plan Trust:
Cash and Short-term Cash Equivalents	84	-
Real Estate Fund	41	-
Limited Partnership-Foreign Fund	26	-
Multi-Strategy Hedge Fund	25	-
Limited Partnership - Private Equity/Venture Capital Fund	7	-
Limited Partnership - Real Estate Fund	6	-

	$1,381	$1,273

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $74 million for 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies. A portion of the alternative assets are held outside of the group annuity contract and maintained in a trust account at State Street Bank and Trust Company.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 11% of the plan assets as of December 31, 2016 and 9% as of December 31, 2015.

The following presents the change in fair value of plan assets:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,074	$2,139	$5	$5
Actual return on plan assets	142	(20)	-	-
Employer contributions	90	66	14	19
Contributions by plan participants	-	-	1	9
Benefits paid	(126)	(111)	(16)	(28)

Fair value of plan assets, end of year	$2,180	$2,074	$4	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the GIA allocation by type of investment:

	December 31,
	2016	2015

Bonds	58%	59%
Mortgage loans	16	18
Common stocks - subsidiaries and affiliates	10	6
Other investments	8	8
Partnerships and LLCs	5	6
Cash and cash equivalents	2	2
Real estate	1	1

	100%	100%

The assets of the qualified pension plan are invested in the following pooled and nonpooled separate account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Barings Long Duration Bond Fund is a nonpooled separate account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account advised by Barings. Barings’ strategy includes investing in private equity funds, hedge funds, a private real estate fund and an all cap U.S. equity index exchange traded fund.

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional Asset Management (OFI Institutional) that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Oppenheimer Small Capitalization Core Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price Associates, Inc. (T. Rowe Price) and Loomis Sayles & Company (Loomis) that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. Loomis emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model as the basis for determining intrinsic value opportunities.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Barings. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate or represent operating companies that are involved in the real estate market.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington Management and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington Management employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington Management and OFI Institutional. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

Vanguard Russell 3000 Index is a pooled separate account investing in a mutual fund advised by Vanguard. The fund is passively managed and seeks to track the Russell 3000 Index.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account investing in a mutual fund advised by T. Rowe Price that seeks long-term growth of capital through investments primarily in the common stocks of companies located or with primary operations in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 15. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the NAV of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2016 and 2015, the plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled Separate Accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that is not indicative of net realizable value or reflective of the future values of the investments. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$204	$-	$204
International large capitalization	-	116	-	116
U.S. small capitalization value	-	51	-	51
International emerging markets	-	39	-	39
Real estate	-	22	-	22

Total pooled separate accounts	-	432	-	432

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	78	-	-	78
U.S. small capitalization	32	-	-	32
U.S. mid capitalization	24	-	-	24
International large capitalization value	5	-	-	5
International small/mid capitalization	6	-	-	6
Corporate and other bonds	-	315	-	315
Long duration bonds	97	-	-	97
Short-term bonds	13	-	-	13
Government securities	-	278	-	278
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	63	-	-	63
Emerging markets	64	-	-	64
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	168	168
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	43	43
Asset-backed securities	-	6	-	6
Real estate	-	-	51	51
Cash and short-term cash equivalents	-	14	-	14

Total nonpooled separate accounts	382	619	324	1,325

Pension trust assets:
Common stocks:
U.S. large capitalization	84	-	-	84
Multi-strategy hedge funds	-	-	25	25
Limited partnerships:
Real estate	-	-	6	6
Private equity/venture capital	-	-	7	7
Foreign	-	-	26	26
Real estate	-	-	41	41

Total pension trust assets	84	-	105	189

Total general investment account	-	-	234	234

Total	$466	$1,051	$663	$2,180

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2015
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$300	$-	$300
International large capitalization value	-	118	-	118
U.S. small capitalization value	-	68	-	68
International emerging markets	-	37	-	37
Real estate	-	34	-	34
Diversified fixed income bonds	-	26	-	26

Total pooled separate accounts	-	583	-	583

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	68	-	-	68
U.S. small capitalization	77	-	-	77
U.S. mid capitalization	32	-	-	32
International large capitalization value	5	-	-	5
International small/mid capitalization	8	-	-	8
Corporate and other bonds	-	249	-	249
Long duration bonds	140	-	-	140
Short term bonds	2	-	-	2
Government securities	-	266	-	266
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	59	-	-	59
Emerging markets	57	-	-	57
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	155	155
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	39	39
Asset backed securities	-	9	-	9
Real estate	-	-	46	46
Cash and short-term cash equivalents	9	8	-	17

Total nonpooled separate accounts	457	535	302	1,294

Total general investment account	-	-	197	197

Total	$457	$1,118	$499	$2,074

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the plan’s Level 3 invested assets:

	Beginning Balance 1/1/2016	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2016

	(In Millions)

Non-pooled separate accounts:
Limited partnerships:
International small/mid cap	$155	$13	$-	$-	$-	$168
Private equity/venture capital	39	1	5	(2)	-	43
Multi-strategy hedge fund	25	-	-	-	-	25
Real estate	46	5	-	-	-	51
Multi-strategy hedge fund	37	-	-	-	-	37
General investment account	197	10	131	(214)	110	234
Pension trust assets:
Limited partnerships:
Foreign	-	1	25	-	-	26
Private equity/venture capital	-	-	9	(2)	-	7
Real estate	-	-	7	(1)	-	6
Multi-strategy hedge fund	-	-	25	-	-	25
Real estate	-	1	40	-	-	41

Total	$499	$31	$242	$(219)	$110	$663

Current year transfers of $110 million into the GIA Level 3 from Level 1 and 2 investments was for the funding of the new MassMutual Pension Plan Trust.

	Beginning Balance 1/1/2015	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2015

	(In Millions)

Non-pooled separate accounts:
Limited partnerships:
International small/mid cap	$106	$(10)	$59	$-	$-	$155
Multi-strategy hedge fund	23	2	-	-	-	25
Private equity venture capital	28	8	5	(2)	-	39
Multi-strategy hedge fund	37	-	-	-	-	37
Real estate	39	7	-	-	-	46
General investment account	215	6	71	(95)	-	197

Total	$448	$13	$135	$(97)	$-	$499

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the year ended December 31, 2016.

Postretirement Investments

Postretirement benefit plan assets are invested solely in a domestic fixed-income bond fund. The fair value of these postretirement benefit plan assets was $4 million as of December 31, 2016 and $5 million as of December 31, 2015 and were included within Level 1. The domestic fixed-income fund is a money market mutual fund that seeks the maximum potential return commensurate with the desired stability of the investments. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit payments, with additional funds held that are sufficient to satisfy reasonably unanticipated spikes in benefit payments.

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

As of December 31, 2016, the unamortized balance of the transition liability upon adoption of SSAP 102 was $10 million. This transition liability is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the “Statutory Statements of Financial Position” and recognized as components of net periodic benefit cost in 2016 and 2015 and the amounts expected to be recognized in 2017:

	December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$4	$4	$(6)	$(6)	$2
Net recognized actuarial losses	65	70	66	2	3	3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the amounts to be amortized from net surplus in the “Statutory Statements of Financial Position” that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$6	$9	$(52)	$(58)
Net actuarial losses	981	1,019	23	43
Unrecognized transition liability	10	18	-	-

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$2,785	$2,675	$340	$305
Less: fair value of plan assets	2,180	2,074	4	5

Projected benefit obligation funded status	$(605)	$(601)	$(336)	$(300)

The qualified pension plan was underfunded by $246 million as of December 31, 2016 and by $251 million as of December 31, 2015. The nonqualified pension plans are not funded and have total projected benefit obligations of $359 million as of December 31, 2016 and $350 million as of December 31, 2015.

The qualified pension plan non-admitted pension plan asset was $624 million as of December 31, 2016 and $659 million as of December 31, 2015.

The Company intends to fund $121 million in 2017 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement/ Postemployment

	(In Millions)

Service cost	$100	$71	$12	$10
Interest cost	113	99	14	16
Expected return on plan assets	(144)	(154)	-	-
Amortization of unrecognized net actuarial and other losses	70	65	3	6
Amortization of unrecognized prior service cost	3	4	(6)	2

Total net periodic cost	$142	$85	$23	$34

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2017	$93	$20
2018	100	21
2019	107	21
2020	113	21
2021	120	21
2022-2026	707	99

The Medicare Part D subsidy no longer applies as Medicare-eligible participants are no longer covered under the self-insured retiree health care plan.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Pension	$142	$85	$90
Health	103	88	81
Thrift	46	42	44
Postretirement	22	27	28
Postemployment	-	4	5
Life	4	3	3
Disability	4	3	3
Other benefits	10	9	9

Total	$331	$261	$263

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

December 31,
	2016	2015	2014	2016	2015	2014

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.10%	4.30%	3.90%	3.85%	3.95%	3.75%
Expected long-term rate of return on plan assets	6.75%	7.00%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	4.00%	3.50%	3.50%	4.00%

Net periodic benefit cost:
Discount rate	4.30%	3.90%	4.85%	3.95%	3.75%	4.70%
Expected long-term rate of return on plan assets	7.00%	7.25%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	4.00%	4.00%	3.50%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	8.00%	8.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2024 for 2016 and 2015, and 2023 for 2014.	-	-	-	5.00%	5.00%	5.00%

Assumed health care cost trend rates do not have a significant effect on the amounts reported for the health care plans.

The discount rate used to determine the benefit obligations as of yearend is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2016	2015	2014

Weighted average grant date fair value:
PSARs granted during the year	$86.80	$99.42	$78.50
PRS granted during the year	86.67	98.64	78.54
Intrinsic value (in thousands):
PSARs options exercised	5,220	38,282	29,125
PRS liabilities paid	25,931	30,560	30,757
Fair value of shares vested during the year	26,622	44,476	71,207

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2014	2,755	$73.82	1.7	1,112	$69.47	3.3
Granted	939	99.42		321	98.64
Exercised	(1,090)	64.46		(309)	58.93
Forfeited	(42)	83.74		(36)	76.83

Outstanding as of December 31, 2015	2,562	85.88	3.3	1,088	80.89	2.7
Granted	1,175	86.80		400	86.67
Exercised	(445)	77.79		(301)	69.54
Forfeited	(298)	86.68		(105)	83.88

Outstanding as of December 31, 2016	2,994	87.35	3.2	1,082	85.33	2.9

Exercisable as of December 31, 2016	418	$81.30	1.6	4	$80.93	1.8

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PSARs compensation was a benefit of $4 million for the year ended December 31, 2016 and $5 million for the year ended December 31, 2015 and an expense of $63 million for the year ended December 31, 2014. The PSARs accrued compensation liability was $2 million as of December 31, 2016 and $10 million as of December 31, 2015. For the year ended December 31, 2016 there was no unrecognized compensation expense related to nonvested PSARs awards and was $3 million for the year ended December 31, 2015 and $18 million for the year ended December 31, 2014. The weighted average period over which the expense is expected to be recognized is 3.2 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $18 million for the year ended December 31, 2016 and $16 million for the year ended December 31, 2015 and $38 million for the year ended December 31, 2014. The PRS accrued compensation liability was $44 million for the year ended December 31, 2016 and $49 million for the year ended December 31, 2015. Unrecognized compensation expense related to nonvested PRS awards was $39 million as of December 31, 2016 and as of December 31, 2015 and $45 million for the year ended December 31, 2014. The weighted average period over which the expense is expected to be recognized is 2.9 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

13.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2016:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Annual Interest Payment Dates
	($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	249	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	750	743	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15

Total	$2,250	$2,232

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2016, the unapproved interest was $19 million. Through December 31, 2016, the Company paid cumulative interest of $1,435 million on surplus notes. Interest of $151 million was approved and paid during the year ended December 31, 2016.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2016, 2015 and 2014. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2016 and 2015 non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2016 and 2015; however, the 2014 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the year ended December 31, 2014.

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Acquisition of affiliated common stock for bonds and mortgage loans	$3,287	$-	$-
Premium recognized for group annuity contracts	905	1,471	-
Partnerships and LLCs contributed to MMHLLC	682	-	-
Bond conversions and refinancing	419	1,197	1,066
Stock and bond distributions from partnerships and LLCs	180	-	-
Mortgage loans contributed to partnerships	98	-	-
Bonds converted from long-term to short-term	89
Change in market value of COLI	59	-	-
Bank loan rollovers	5	143	625
Bonds received as consideration for assignment of deposit-type liabilities	-	(690)	-
Deposit-type liabilities assigned in exchange for bonds	-	690	-
Bonds received in exchange for equity of an indirect subsidiary	-	185	-
Mortgage loan issued in sale of real estate	-	-	150
Bonds received as consideration for group annuity contracts	(905)	(1,466)	-
Other	52	129	110

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2016

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,819	$7,327	$-	$7,323	$4
All other governments	924	934	-	863	71
States, territories and possessions	676	723	-	723	-
Political subdivisions	483	514	-	514	-
Special revenue	5,605	6,167	-	6,134	33
Industrial and miscellaneous	62,806	64,478	-	39,231	25,247
Parent, subsidiaries and affiliates	6,508	6,604	-	615	5,989
Preferred stocks	465	482	1	30	451
Common stocks - subsidiaries and affiliates	573	573	487	23	63
Common stocks - unaffiliated	1,120	1,120	582	349	189
Mortgage loans - commercial	19,193	19,660	-	-	19,660
Mortgage loans - residential	1,768	1,728	-	-	1,728
Derivatives:
Interest rate swaps	8,084	8,633	-	8,633	-
Options	653	653	-	653	-
Currency swaps	937	937	-	937	-
Forward contracts	51	51	-	51	-
Credit default swaps	38	40	-	40	-
Cash, cash equivalents and short-term investments	3,726	3,726	(95)	3,821	-
Separate account assets	62,204	62,204	39,641	21,825	738
Financial liabilities:
GICs	7,086	7,028	-	-	7,028
Group annuity contracts and other deposits	19,097	19,661	-	-	19,661
Individual annuity contracts	6,715	8,272	-	-	8,272
Supplementary contracts	1,152	1,153	-	-	1,153
Repurchase agreements	4,729	4,729	-	4,729	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,915	5,960	-	5,960	-
Options	6	6	-	6	-
Currency swaps	36	36	-	36	-
Forward contracts	56	56	-	56	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,671 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2015

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$8,015	$8,526	$-	$8,521	$5
All other governments	762	762	-	690	72
States, territories and possessions	727	776	-	776	-
Political subdivisions	468	503	-	503	-
Special revenue	5,414	6,061	-	6,025	36
Industrial and miscellaneous	57,984	58,260	-	35,010	23,250
Parent, subsidiaries and affiliates	6,177	6,340	-	646	5,694
Preferred stocks	533	520	13	30	477
Common stocks - subsidiaries and affiliates	441	441	307	94	40
Common stocks - unaffiliated	1,140	1,140	445	515	180
Mortgage loans - commercial	20,287	20,815	-	-	20,815
Mortgage loans - residential	1,721	1,684	-	-	1,684
Derivatives:
Interest rate swaps	8,033	8,554	-	8,554	-
Options	622	622	-	622	-
Currency swaps	536	536	-	536	-
Forward contracts	55	55	-	55	-
Credit default swaps	22	13	-	13	-
Cash, cash equivalents and short-term investments	3,049	3,049	174	2,875	-
Separate account assets	60,386	60,386	39,355	20,306	725
Financial liabilities:
Repurchase agreements	5,130	5,130	-	5,130	-
Commercial paper	277	277	-	250	27
GICs	5,944	5,933	-	-	5,933
Group annuity contracts and other deposits	17,939	18,667	-	-	18,667
Individual annuity contracts	6,501	8,025	-	-	8,025
Supplementary contracts	1,094	1,095	-	-	1,095
Derivatives:
Interest rate swaps	5,797	5,839	-	5,839	-
Options	7	7	-	7	-
Currency swaps	4	4	-	4	-
Forward contracts	13	13	-	13	-
Credit default swaps	19	20	-	20	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $7,519 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2016

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
States, territories and possessions	$-	$8	$-	$8
Special revenue	-	1	-	1
Industrial and miscellaneous	-	3	57	60
Parent, subsidiaries and affiliates	-	58	52	110
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	487	23	63	573
Common stocks - unaffiliated	582	349	189	1,120
Interest rate swaps	-	8,084	-	8,084
Options	-	653	-	653
Currency swaps	-	937	-	937
Forward contracts	-	51	-	51
Credit default swaps	-	4	-	4
Separate account assets	39,641	21,825	738	62,204

Total financial assets carried at fair value	$40,710	$31,996	$1,102	$73,808

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,915	$-	$5,915
Options	-	6	-	6
Currency swaps	-	36	-	36
Forward contracts	-	56	-	56
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$6,014	$-	$6,014

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
States, territories and possessions	$-	$2	$-	$2
Special revenue	-	4	-	4
Industrial and miscellaneous	-	18	22	40
Parent, subsidiaries and affiliates	-	47	45	92
Preferred stocks	-	3	2	5
Common stocks - subsidiaries and affiliates	307	94	40	441
Common stocks - unaffiliated	445	515	180	1,140
Derivatives:
Interest rate swaps	-	8,033	-	8,033
Options	-	622	-	622
Currency swaps	-	536	-	536
Forward contracts	-	55	-	55
Credit default swaps	-	2	-	2
Separate account assets	39,355	20,306	725	60,386

Total financial assets carried at fair value	$40,107	$30,237	$1,014	$71,358

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,797	$-	$5,797
Options	-	7	-	7
Currency swaps	-	4	-	4
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial liabilities carried at fair value	$-	$5,823	$-	$5,823

For the year ended December 31, 2015, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Years Ended December 31, 2016
	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2016	$ 22	$ 45	$ 2	$ 40	$ 180	$ 725	$ 1,014
Gains (losses) in net income	(12)	1	-	-	(1)	22	10
(Losses) gains in surplus	(13)	7	-	7	(5)	-	(4)
Purchases	-	2	2	-	12	149	165
Issuances	4	11	-	1	1	-	17
Sales	-	(3)	-	-	(2)	(153)	(158)
Settlements	(6)	(20)	-	(1)	(1)	(10)	(38)
Transfers in	-	-	-	-	-	5	5
Other transfers	62	9	(1)	16	5	-	91

Balance as of December 31, 2016	$ 57	$ 52	$ 3	$ 63	$ 189	$ 738	$ 1,102

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The separate account assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2015
	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2015	$ 109	$ 79	$ 3	$ 81	$ 160	$ 600	$ 1,032
Gains (losses) in net income	(39)	(1)	-	7	11	26	4
(Losses) gains in surplus	1	(6)	-	(28)	(10)	-	(43)
Purchases	-	-	-	460	37	168	665
Issuances	3	-	-	35	-	-	38
Sales	(4)	-	-	(493)	(12)	(68)	(577)
Settlements	(4)	(1)	-	(26)	(1)	(1)	(33)
Transfers out	-	(19)	-	-	(1)	-	(20)
Other transfers	(44)	(7)	(1)	4	(4)	-	(52)

Balance as of December 31, 2015	$ 22	$ 45	$ 2	$ 40	$ 180	$ 725	$ 1,014

Transfers out of Level 3 occur when quoted prices are received in markets that have not been previously active, and therefore the assets are moved to Level 2. Industrial and miscellaneous bonds were transferred out of Level 3 into Level 2 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread quality, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables us to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $130 million for the year ended December 31, 2016, $76 million for the year ended December 31, 2015 and $117 million for the year ended December 31, 2014. Net operating leases are net of $8 million of sublease receipts for the year ended December 31, 2016, $6 million for the year ended December 31, 2015 and $8 million for the year ended December 31, 2014.

The Company has entered into three sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million, $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018, 2020 and 2021 with annual lease payments of approximately $24 million, $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2016 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net

	(In Millions)

2017	$163	$7	$ 2	$154
2018	140	7	1	132
2019	112	7	1	104
2020	96	7	1	88
2021	59	6	1	52
Thereafter	64	4	1	59

Total	$634	$38	$ 7	$589

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

In 2008, the Company and MMHLLC were named as defendants in several lawsuits filed in federal and state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC. Certain of these lawsuits also named Tremont Group Holdings, Inc. and certain of its affiliates, and certain of their respective current or former officers and directors, as defendants. The plaintiffs alleged a variety of state law and federal security claims against the defendants. In 2015, the companies entered into settlement agreements and paid $39 million in connection with these agreements. The Company recorded the loss as a change in net unrealized capital losses, net of tax, in the 2015 Statutory Statements of Changes in Surplus.

In 2009, several lawsuits were filed as putative class actions and later consolidated before the federal district court in Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the California Fund Suit). This fund was advised by OFI and distributed by its subsidiary OppenheimerFunds Distributor, Inc. (OFDI). The plaintiffs in the California Fund Suit asserted claims against the Company, OFI, OFDI and certain present and former trustees and officers of the fund under federal securities laws and allege, among other things, the disclosure documents of the fund contained misrepresentations and omissions, that the investment policies of the fund were not followed, and that the fund and the other defendants violated federal securities laws and regulations and certain state laws. In March 2015, the district court granted the plaintiffs’ motion to certify a class and to appoint class representatives and class counsel. In December 2015, the appeals court denied defendants’ petition to appeal the district court’s class certification order. Motions for summary judgment are pending. Mediation occurred in January 2017, which did not result in a settlement. The expected settlement does not have a significant financial impact on the Company.

In 2009, the Company was named as a defendant in a lawsuit filed in North Carolina state court related to certain losses in a BOLI policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are preparing for trial. In May 2015, the plaintiff voluntarily dismissed its complaint and refiled the case. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

In 2010, Christina Chavez (Chavez) filed a putative class action complaint in California state court against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. In July 2015, the judge certified a subclass consisting of one of twenty-six potential term products at issue in this case. All remaining subclasses were dismissed without prejudice. The case is expected to proceed to trial in 2017. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court in Massachusetts alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. In January 2017, the parties reached a resolution to settle the lawsuit for $38 million, which was recorded as a combination of policyholders’ benefits, dividends to policyholders, legal fees and costs included in general insurance expenses. The settlement is pending the court’s final approval.

In 2013, seven participants in the MassMutual Thrift Plan (the Thrift Plan) filed a putative class action complaint in federal court in Massachusetts. The complaint alleged, among other things, that the Company, the Investment Fiduciary Committee, the Thrift Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Thrift Plan to pay excessive fees and by engaging in self-dealing. In June 2016, the parties reached an agreement to settle the matter. In November 2016, the court entered a final order and judgment approving the settlement with payments to occur in 2017. The final settlement did not have a significant financial impact on the Company.

In January 2016, Deborah Bishop-Bristol filed a putative class action complaint against the Company in federal court in Connecticut. The lawsuit alleges that the Company breached its fiduciary duty by controlling the crediting rate, and therefore the compensation earned on the stable value products. Further, the complaint alleges that the Company failed to adequately disclose the pricing spread and accepted excessive fees for investment, management and administrative services. In April 2016, the court granted the Company’s motion to transfer the case to federal court in Massachusetts. The Company believes that it has substantial defenses and will vigorously defend itself in this action. No reasonable estimate can be made regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2016, the Company had approximately $300 million of these unsecured funding commitments to its subsidiaries and $324 million as of December 31, 2015. The unsecured commitments are included in private placements in the table below. As of December 31, 2016 and 2015, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $144 million as of December 31, 2016 and approximately $159 million as of December 31, 2015. As of December 31, 2016 and 2015, the Company did not have any funding requests attributable to these letter of credit arrangements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2016, the Company had the following outstanding commitments:

	2017	2018	2019	2020	2021	Thereafter	Total

	(In Millions)
Private placements	$1,006	$58	$6	$1,282	$52	$ 224	$2,628
Mortgage loans	221	233	293	519	18	100	1,384
Real estate	-	-	48	204	-	-	252
Partnerships and LLC	559	535	363	359	203	492	2,511
LIHTCs (including equity contributions)	18	85	-	255	100	69	527

Total	$1,804	$911	$710	$2,619	$373	$ 885	$7,302

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2016 and 2015, the Company had no outstanding obligations attributable to these commitments.

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2016 and 2015, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2016.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	-	The liabilities for these plans of $189 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life, MassMutual Asia and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$300 million with the right to increase the line to $650 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $60 million in 2016, $39 million in 2015 and $48 million in 2014. Fees from MML Bay State accounted for $9 million in 2016, 2015 and 2014.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB, MSI Financial Services Inc.(MSIFS), MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers, LLC (BREA), MML Investment Advisers LLC, MSIFS and OFI, which provide investment advisory services to the Company.

In June 2016, the Company purchased several affiliated entities from MMHLLC for $507 million. This purchase was part of the Company’s execution of its’ operating strategy.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$310	$253	$275
Investment advisory income	23	24	30
Recordkeeping and other services	21	21	18
Fee expense:
Investment advisory services	303	270	264

The Company reported amounts due from subsidiaries and affiliates of $69 million as of December 31, 2016 and $54 million as of December 31, 2015. The Company reported amounts due to subsidiaries and affiliates of $37 million as of December 31, 2016 and $18 million as of December 31, 2015. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs with the Company. For the year ended December 31, 2016, the Company credited interest on deposits of $4 million to the Barings contract and $2 million to the BREA contract. For the year ended December 31, 2015, the Company credited interest on deposits of $3 million to the Barings contract and $2 million to the BREA contract.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2016 and $3,275 million for 2015, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2016, the Company approved financing of $4,229 and $3,013 as of December 31, 2015. During 2016, MMAF borrowed $1,647 million and repaid $1,136 million under the credit facility. During 2015 MMAF borrowed $1,272 million and repaid $1,115 million under the credit facility. Outstanding borrowings under the facility with the Company were $3,286 million as of December 31, 2016 and $2,701 million as of December 31, 2015. Interest for these borrowings was $63 million for the year ended December 31, 2016 and $47 million for the year ended December 31, 2015. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing of $250 million as of December 31, 2016 and 2015, for Jefferies Finance LLC (Jefferies) that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2016 and 2015, the Company approved financing of $225 million for Jefferies. During 2016, Jefferies borrowed $203 million and repaid $178 million under the credit facility. During 2015, Jefferies borrowed $682 million and repaid $641 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2016 and 2015 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

On November 23, 2015, the Company and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of the Company’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $1,769 million as of December 31, 2016 and $2,068 million as of December 31, 2015. The Company recorded interest income on MMHLLC debt of $76 million in 2016 and $84 million in 2015.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2016, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million and as of December 31, 2015, the net reinsurance amounts due to C.M. Life and MML Bay State were $49 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a Modco reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Premium assumed	$53	$57	$57
Modco adjustments, included in fees and other income	9	15	13
Expense allowance on reinsurance assumed, included in commissions	(21)	(21)	(20)
Policyholders’ benefits	(109)	(97)	(69)
Recapture fee	-	-	20

For further information on common stocks - subsidiaries and affiliates, refer to Note 4c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16g. “Guarantees” for information on the guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Business combinations and goodwill

On July 1, 2016, the Company acquired the MPCG. The advisor force includes more than 40 local sales and advisory operations and approximately 4,000 advisors across the country, which expands the Company’s existing MMFA to more than 9,200 financial professionals. The purchase of MSIFS was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million and resulted in the recognition of statutory goodwill of $38 million. The Company also paid $162 million of cash to acquire the remaining MPCG assets of $251 million and liabilities of $89 million, which includes the $41 million of liabilities as disclosed in Note 11, “Employee Benefit Plans.” The remaining MPCG assets include $208 million of assets that are nonadmitted. The Company recorded $2 million of goodwill amortization in 2016.

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 22, 2017, the date the financial statements were available to be issued.

The Company has requested regulatory approval to tender up to $550 million par value of its outstanding surplus notes issued in 1993, 1994, and 2009. In the event The Company decides to proceed, the Offer to Purchase containing the pricing, terms, and conditions expected to be finalized in 2017.

No other events have occurred subsequent to the date of the Statements of Financial Position and before the date of evaluation that would require disclosure.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2016 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

MSI Financial Services, Inc.

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MMC Equipment Finance LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

Pioneers Gate LLC

MSC Holding Company, LLC

MassMutual Holding LLC

MassMutual International LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

First Mercantile Trust Company

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

Society of Grownups, LLC

MM Asset Management Holding LLC

MassMutual International LLC

MassMutual Asia Limited

MassMutual Life Insurance Company

MassMutual Internacional (Chile) SpA

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

MSI Financial Services, Inc.

(No subsidiaries)

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Multifamily Capital Holdings LLC

Barings Advisers (Japan) KK

Barings Real Estate Advisers Inc.

Barings Real Estate Advisers Japan K.K.

Barings Real Estate UK Holdings Limited

MassMutual Baring Holding, LLC

Barings Australia Holding Company Pty Ltd.

Barings Investment Advisers (Hong Kong) Ltd

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

VTL Associates, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Tremont (Bermuda) Limited

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for noninsurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2016
	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2015 Approved Valuation	Filing Code	Valuation Method Disallowed?

	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$8,870	$-	$8,870	8/2/2016	$5,717	Sub-2	No
MSC Holding Company, LLC	55367*-10-1	382	-	382	6/20/2016	373	Sub-2	No
Babson Capital Global Umbrella	G0R5P5-24-5	109	-	109	7/1/2016	100	Sub-2	No
Babson Capital Global Umbrella	G0R5P5-74-0	91	-	91	7/1/2016	82	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	19	-	19	7/13/2016	17	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	1	-	1	6/16/2016	1	Sub-2	No
Babson Capital Global Umbrella	G0756M-11-8	-	-	-	6/16/2016	46	Sub-2	No
MSI Financial Services, Inc. (MSIFS)1.	N/A	-	-	-	N/A	-	N/A	N/A
MassMutual International LLC (MMI)2.	N/A	-	-	-	N/A	-	N/A	N/A

Aggregate Total:		$9,471	$-	$9,471		$6,336

1.	MSIFS was acquired October 1, 2016 from MassMutual Holding LLC and will file Sub-1 in 2017.
2.	MMI was acquired July 1, 2016 and will file Sub-1 in 2017. Please refer to note 4c. Common stocks – subsidiaries and affiliates for information on the MMI acquisition that occurred in 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2016	$42,175,937.60	$-	$42,175,937.60	$42,045,720.84	$(130,216.76)	$42,045,720.84	$54,619,477.38
September 30, 2016	44,266,477.52	-	44,266,477.52	41,890,535.09	(2,375,942.43)	41,890,535.09	61,300,065.96
June 30, 2016	49,097,216.64	-	49,097,216.64	48,202,702.65	(894,513.99)	48,202,702.65	63,207,410.31
March 31, 2016	57,985,070.61	-	57,985,070.61	55,783,978.83	(2,201,091.78)	55,783,978.83	70,578,396.73
December 31, 2015	4,881,393.98	-	4,881,393.98	4,783,193.97	(98,200.01)	4,783,193.97	4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(637,320,235.65)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2016:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$173,623.74	$-	$173,623.74	$170,200.35	$(3,423.39)	$170,200.35	$169,433.58
126671UU8	27,756.93	-	27,756.93	26,980.34	(776.59)	26,980.34	26,425.36
45660LYW3	486,495.65	-	486,495.65	477,466.05	(9,029.60)	477,466.05	472,978.45
77277LAF4	22,588,588.71	-	22,588,588.71	22,537,014.10	(51,574.61)	22,537,014.10	30,644,371.79
77277LAH0	1,138,697.58	-	1,138,697.58	1,136,181.78	(2,515.80)	1,136,181.78	2,474,832.46
77277LAJ6	16,124,279.85	-	16,124,279.85	16,088,661.07	(35,618.78)	16,088,661.07	19,283,531.52
86358RA23	1,636,495.14	-	1,636,495.14	1,609,217.15	(27,277.99)	1,609,217.15	1,547,904.22
Totals	$42,175,937.60	$-	$42,175,937.60	$42,045,720.84	$(130,216.76)	$42,045,720.84	$54,619,477.38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2016:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07384MWF5	$255,256.61	$-	$255,256.61	$255,223.62	$(32.99)	$255,223.62	$246,906.43
77277LAF4	23,947,152.29	-	23,947,152.29	22,588,588.71	(1,358,563.58)	22,588,588.71	34,387,995.60
77277LAH0	1,204,968.98	-	1,204,968.98	1,138,697.58	(66,271.40)	1,138,697.58	3,314,505.60
77277LAJ6	17,062,531.30	-	17,062,531.30	16,124,279.85	(938,251.45)	16,124,279.85	21,639,275.28
86358RA23	1,796,568.34	-	1,796,568.34	1,783,745.33	(12,823.01)	1,783,745.33	1,711,383.05
Totals	$44,266,477.52	$-	$44,266,477.52	$41,890,535.09	$(2,375,942.43)	$41,890,535.09	$61,300,065.96

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2016:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07384MWF5	$350,465.82	$-	$350,465.82	$348,536.87	$(1,928.95)	$348,536.87	$336,256.24
126671UU8	28,942.52	-	28,942.52	28,784.87	(157.65)	28,784.87	26,573.62
22541NMA4	310,649.58	-	310,649.58	310,078.85	(570.73)	310,078.85	310,904.52
22943HAD8	4,631,596.22	-	4,631,596.22	4,599,316.44	(32,279.78)	4,599,316.44	3,303,541.40
589929N38	339,683.28	-	339,683.28	335,332.39	(4,350.89)	335,332.39	330,467.22
77277LAF4	24,419,541.91	-	24,419,541.91	23,947,152.29	(472,389.62)	23,947,152.29	33,913,277.10
77277LAH0	1,228,012.37	-	1,228,012.37	1,204,968.98	(23,043.39)	1,204,968.98	3,268,749.60
77277LAJ6	17,388,773.03	-	17,388,773.03	17,062,531.31	(326,241.72)	17,062,531.31	21,340,549.98
79549ASM2	399,551.91	-	399,551.91	366,000.65	(33,551.26)	366,000.65	377,090.63
Totals	$49,097,216.64	$-	$49,097,216.64	$48,202,702.65	$(894,513.99)	$48,202,702.65	$63,207,410.31

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2016:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
126671UU8	$30,843.19	$-	$30,843.19	$30,347.96	$(495.23)	$30,347.96	$27,811.82
17307GKZ0	114,400.45	-	114,400.45	113,135.78	(1,264.67)	113,135.78	111,921.16
18974BAA7	466,325.47	-	466,325.47	430,445.97	(35,879.50)	430,445.97	421,446.58
18974BAN9	237,052.69	-	237,052.69	213,790.46	(23,262.23)	213,790.46	222,125.05
22943HAD8	5,057,583.09	-	5,057,583.09	4,776,999.74	(280,583.35)	4,776,999.74	3,447,059.39
466247BC6	20,209.32	-	20,209.32	19,688.63	(520.69)	19,688.63	20,079.24
55274SAM3	277,221.19	-	277,221.19	256,965.37	(20,255.82)	256,965.37	260,976.03
57643QAE5	4,663,518.83	-	4,663,518.83	4,642,799.60	(20,719.23)	4,642,799.60	4,586,797.71
585525FC7	31,899.50	-	31,899.50	31,602.82	(296.68)	31,602.82	30,654.61
5899292N7	517,738.49	-	517,738.49	510,348.31	(7,390.18)	510,348.31	511,562.29
589929N38	678,883.40	-	678,883.40	670,090.23	(8,793.17)	670,090.23	666,652.96
77277LAF4	25,446,697.15	-	25,446,697.15	24,419,541.90	(1,027,155.25)	24,419,541.90	34,016,670.90
77277LAH0	1,278,117.51	-	1,278,117.51	1,228,012.37	(50,105.14)	1,228,012.37	3,277,728.00
77277LAJ6	18,098,147.19	-	18,098,147.19	17,388,773.03	(709,374.16)	17,388,773.03	21,405,612.42
88157QAL2	493,785.09	-	493,785.09	486,131.81	(7,653.28)	486,131.81	1,007,051.00
9292276K7	572,648.05	-	572,648.05	565,304.85	(7,343.20)	565,304.85	564,247.57
Totals	$57,985,070.61	$-	$57,985,070.61	$55,783,978.83	$(2,201,091.78)	$55,783,978.83	$70,578,396.73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22. Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Revised - Loan-Backed and Structured Securities” (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
30711XAW4	$188,852	$188,884	$188,852	YES
30711XBE3	4,319,087	4,327,225	4,319,087	YES
3137G0EQ8	3,202,928	3,205,007	3,202,928	YES
3137G0HQ5	5,533,136	5,547,882	5,533,136	YES
391164AF7	8,467,560	8,263,677	8,370,694	NO
912810FR4	4,944,283	6,213,779	4,872,040	NO
912810PS1	1,874,118	2,667,948	1,885,616	NO
912810RF7	367,053,100	395,398,022	365,901,914	NO
912828GD6	1,881,627	2,277,735	1,940,021	NO
912828GX2	1,982,647	2,089,872	1,818,023	NO
TT3256233	1,262,834	1,238,400	1,268,910	NO

Total	$400,710,172	$431,418,431	$399,301,221

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.		Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	ii.		Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	iii.		Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (d)	i.		Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	ii.		Form of Accelerated Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	iii.		Form of Additional Insurance Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-50410 filed February 27, 2001

	iv.		Form of Disability Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	v.		Form of Guaranteed Insurability Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	vi.		Form of Other Insured Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	vii.		Form of Substitute of Insured Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

	viii.		Form of Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

Exhibit (f)	i.		Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.		By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.		BMA/Generali

		à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) effective May 1, 2001 and amendments dated May 1, 2001, May 1, 2001, May 1, 2001, June 1, 2002, October 9, 2003, March 19, 2004, September 1, 2006, July 1, 2008, December 31, 2008, and August 1, 2009

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

– Amendment effective May 1, 2001 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

	ii.		Munich American Reassurance Company

		à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) dated May 1, 2001 and amendments dated May 1, 2001, May 1, 2001, May 1, 2001, June 1, 2002, March 19, 2004, July 1, 2006, September 1, 2006, July 1, 2008, December 31, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

– Amendments effective May 1, 2001 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendment effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iii.	RGA Reinsurance Company/Allianz

à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance
Company and MML Bay State Life Insurance Company) effective May 1, 2001 and amendments dated
May 1, 2001, May 1, 2001, May 1, 2001, May 1, 2001, January 1, 2002, June 1, 2002, March 19, 2004,
June 1, 2004, July 1, 2004, December 31, 2005, January 1, 2006, September 1, 2006, and January 1,
2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File
No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

–  RGA Reinsurance Company/Allianz amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendment effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

–  Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410, under RGA Reinsurance Company/Allianz Reinsurance Agreement Amendments) filed April 28, 2014

iv.	RGA Reinsurance Company

	à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) effective May 1, 2001 and amendments dated May 1, 2001, May 1, 2001, June 1, 2002, March 19, 2004, January 1, 2006, January 1, 2006, July 1, 2008, and December 31, 2008 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

–  Amendments dated May 1, 2001, September 1, 2006, and January 1, 2009 – Incorporated by reference to this Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410, under RGA Reinsurance Company/Allianz Reinsurance Agreement Amendments) filed April 26, 2011

–  RGA Reinsurance Company/Allianz amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendment effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

– Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

v.	SLD

	à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) effective May 1, 2001 and amendments dated May 1, 2001, May 1, 2001, June 1, 2002, November 20, 2003, March 19, 2004, January 19, 2005, June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No.22 to Registration Statement File No. 333-50410 filed April 25, 2012

– Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

– Amendment effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

vi.	Scottish Re (U.S.) Inc.

	à	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) dated January 19, 2005 and amendments dated January 19, 2005, January 19, 2005, January 19, 2005, September 1, 2006, July 1, 2008, January 1, 2009 and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-65887 filed April 25, 2012

– Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

vii.	Swiss Re Life & Health America Inc.

	1.	Automatic YRT Agreement (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) effective May 1, 2001 and amendments dated May 1, 2001, May 1, 2001, May 1, 2001, June 1, 2002, March 19, 2004, September 1, 2006, July 1, 2008, December 31, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

– Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

– Amendment effective May 1, 2001 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

– Amendments effective January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	2.	MM Modified Coinsurance Agreement (Massachusetts Mutual Life Insurance Company and Swiss Re Life & Health America Inc.) dated December 29, 2016 * Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on October 27, 2017

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	AIM Funds (Invesco Funds)

–   Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

–   Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed on or about April 26, 2017

–   Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed on or about April 26, 2017

		b.	American Century Funds

–   Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•        Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

• Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

• Amendment No. 7 effective July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

		c.	American Funds® Funds

–   Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendment No. 2 dated as of May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 3 dated as of April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

–   Business Agreement dated March 7, 2003 (Massachusetts Mutual Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• First amendment effective May 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

• Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed April 28, 2015

		d.	Deutscshe Funds

–   Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

• Amendments No. 1 and 2 dated February 1, 2000 and January 16, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

•        Amendments Nos. 3, 4, 5, and 6 dated April 24, 2001, January 16, 2001, August 1, 2004 and October 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 7 dated July 12, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

		e.	Fidelity Funds

–   Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective June 30, 2008 – Incorporated by reference to Pre- Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment effective September 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916 filed April 26, 2016

–   Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

f.	Franklin Templeton Funds

–   Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

• Amendment effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

• Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•        Addendum to Participation Agreement (and MML Distributors, LLC) effective as of March 20, 2012 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File
No. 333-50410 filed April 24, 2013

• Amendment effective as of January 15, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

• Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed April 28, 2015

• Amendment No. 7 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed on or about April 26, 2017

–   Administrative Services Agreement dated May 2, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed on or about April 26, 2017

• Amendment No. 1 dated August 10, 2005 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed on or about April 26, 2017

• Amendment No. 2 dated December 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed on or about April 26, 2017

• Amendment No. 3 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed on or about April 26, 2017

g.	Goldman Sachs Funds

–   Participation Agreement dated October 23, 1998 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-65887 filed April 24, 2013

•        Amendment effective November 1, 1999 and Amendments Nos. 2, 3 and 4 effective May 1, 2000, April 15, 2001 and May 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on File No. 333-50410 filed April 25, 2008

• Amendment No. 5 effective April 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on File No. 333-65887 filed April 25, 2012

• Amendment No. 6 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-65887 filed on or about April 26, 2017

h.	Janus Aspen Funds (Institutional)

–  Participation Agreement dated August 30, 1999 (Janus Aspen Series and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-65887 filed April 26, 2011

• Amendment effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment dated and effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-65887 filed April 25, 2012

i.	Janus Aspen Funds (Service)

–   Participation Agreement dated March 14, 2002 (Massachusetts Mutual Life Insurance Company and Janus Aspen Series) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendments Nos. 1 and 2 effective April 1, 2003 and August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

–   Distribution and Shareholder Services Agreement dated as of March 14, 2002 (Janus Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

j.	MFS® Funds

–   Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS® Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed on or about April 26, 2017

–   Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed on or about April 26, 2017

k.	MML Funds

–   Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	l.	MML II Funds

–   Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•        Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File
No. 333- 122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	m.	Oppenheimer Funds

–   Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post- Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	n.	T. Rowe Price Funds

–   Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333- 22557 filed April 25, 2012

•        Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

• Amendment effective September 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed on or about April 26, 2017

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	b.	American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	c.	American Funds Service Company (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

		d.	DWS Scudder Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

e.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

f.

Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

g.

Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

h.

Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

i.

MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

j.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

k.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

l.

OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•        Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed on or about April 26, 2017

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-50410 filed April 27, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents:

• Company Financial Statements *
• Separate Account Financial Statements *

	ii.	Powers of Attorney for:

	• Roger W. Crandall	• Kenneth Langevin
	• Karen H. Bechtel	• Jeffrey H. Leiden
	• Mark T. Bertolini	• Laura J. Sen
	• Karen A. Corbet	• William T. Spitz
	• James H. DeGraffenreidt, Jr.	• H. Todd Stitzer
	• Robert A. Essner	• Elizabeth A. Ward
• Isabel D. Goren

– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed on or about April 26, 2017

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)

SEC Procedures Memorandum dated April 24, 2017, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed on or about April 26, 2017

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Kathleen A. Corbet, Lead Director 49 Cross Ridge Road New Canaan, CT 06840	Karen Bechtel, Director 100 South Point Drive , Apt 306 Miami, FL 33139

Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156	James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236

Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248	Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	William T. Spitz, Director 16 Wynstone Nashville, TN 37215	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan, Vice President, Corporate Secretary & Chief of Staff 1295 State Street Springfield, MA 01111

Michael J. O’Connor, Senior Vice President and General Counsel 1295 State Street Springfield, MA 01111	Mark Roellig, Chief Technology and Administrative Officer 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Executive Vice President, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President, Chief Human Resources & Communications Officer 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President, Head of MassMutual U.S. 1295 State Street Springfield, MA 01111	Gareth F. Ross, Senior Vice President and Chief Digital and Customer Experience Officer 1295 State Street Springfield, MA 01111

Kenneth Langevin, Controller 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 26, 2017.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to

MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, and Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this policy. Prior to April 1, 2014, MML Distributors, LLC (“MML Distributors”) served as a principal underwriter of the policy offered pursuant to this registration statement and sold by registered representatives of the other broker-dealers with whom it had entered into distribution agreements (“Distribution Agreements”). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for this policy. The following people are officers and directors of MMLIS, officers and directors of MSD and officers and member representatives of MML Distributors:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Christine Frederick	Chief Compliance Office	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Thomas Bauer	Chief Technology Officer	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Kenneth M. Rickson	Vice President and Field Risk Officer	*
Paul Lapiana	Vice President, Agency Field Force Supervisor	11215 North Community House Rd, Charlotte, NC 28277
Mark Kaye	Director	*
David Holtzer	Field Risk Officer	11215 North Community House Rd, Charlotte, NC 28277
Edward K. Duch, III	Assistant Secretary	*
Alyssa M. O’Connor	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
David Mink	Vice President	11215 North Community House Rd, Charlotte, NC 28277
Mary B. Wilkinson	Vice President	11215 North Community House Rd, Charlotte, NC 28277
Richard Bourgeois	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
Mathew Verdi	Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
Kathy Rogers	Continuing Education Officer	*
David Cove	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Julie Davis	Regional Assistant Vice President	*
Craig Waddington	• Variable Life Product Distribution Officer • Variable Annuity Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND MEMBER REPRESENTATIVES MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Wietsma, Eric	Chairman of the Board, Chief Executive Officer and President	*

Duch, III, Edward K.	Assistant Secretary	**

Hall, Nathan L.	Chief Financial Officer and Treasurer	**

Morton, Mario	Registration Manager	**

O’Connor, Alyssa	Assistant Secretary	**

Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	**

Upton, Barbara	Chief Compliance Officer	*

Ward, Elizabeth	Director	**

Waddington, Craig	• Variable Life Product Distribution Officer • Variable Annuity Product Distribution Officer	**

*	100 Bright Meadow Blvd, Enfield, CT 06082-1081
**	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Eric Wietsma	Chief Executive Officer and President	*
Nathan Hall	Chief Financial Officer and Treasurer	**
Michael Fanning	Member Representative	*
Robert S. Rosenthal	Vice President, Chief Legal Officer, and Secretary	*
Alyssa O’Connor	Assistant Secretary	*
Kevin LaComb	Assistant Treasurer	*
Edward K. Duch, III	Assistant Secretary	*
Barbara Upton	Assistant Vice President, Chief Compliance Officer, and Continuing Education Officer	**
Stephen Alibozek	Entity Contracting Officer	*
Brian Haendiges	Vice President	**
Donna Watson	Assistant Treasurer	**
Bruce C. Frisbie	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
H. Bradford Hoffman	Chief Risk Officer	*
Mario Morton	Registration Manager	*
Michael Dunn	Worksite Product Distribution Officer	**
Aruna Hobbs	Vice President	One Marina Parke Avenue Boston, MA 02210
Tina Wilson	Vice President	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, adjustable, variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 27 to Registration Statement No. 333-50410 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2017.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

                                                         (Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                             (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 27 to Registration Statement No. 333-50410 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 24, 2017
Roger W. Crandall	(principal executive officer)

ELIZABETH A.WARD *	Chief Financial Officer	April 24, 2017
Elizabeth A.Ward	(principal financial officer)

KENNETH LANGEVIN *	Controller	April 24, 2017
Kenneth Langevin	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 24, 2017
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 24, 2017
Karen H. Bechtel

KATHLEEN A. CORBET *	Director	April 24, 2017
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 24, 2017
James H. DeGraffenreidt, Jr.

ROBERT A. ESSNER *	Director	April 24, 2017
Robert A. Essner

ISABELLA D. GOREN *	Director	April 24, 2017
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 24, 2017
Jeffrey M. Leiden

Director
Marc F. Racicot

LAURA J. SEN *	Director	April 24, 2017
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 24, 2017
William T. Spitz

H. TODD STITZER *	Director	April 24, 2017
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

** MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Item 26.	Exhibits

Exhibit (g)	vii.

2.     Swiss Re – MM Modified Coinsurance Agreement Dated December 29, 2016. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on October 27, 2017)

Exhibit (n)	i.	Auditor Consents:
• Company Financial Statements
• Separate Account Financial Statements